UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-07989

Metropolitan West Funds

(Exact name of registrant as specified in charter)

11766 Wilshire Boulevard, Suite 1580 Los Angeles, CA	90025
(Address of principal executive offices)	(Zip code)

Metropolitan West Funds

11766 Wilshire Boulevard, Suite 1580

Los Angeles, CA 90025

(Name and address of agent for service)

registrant’s telephone number, including area code:                 (310) 966-8900

Date of fiscal year end:                     March 31

Date of reporting period:                 March 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

METROPOLITAN WEST FUNDS

ULTRA SHORT BOND FUND

LOW DURATION BOND FUND

INTERMEDIATE BOND FUND

TOTAL RETURN BOND FUND

HIGH YIELD BOND FUND

STRATEGIC INCOME FUND

ALPHATRAK 500 FUND

ANNUAL REPORT

March 31, 2007

Metropolitan West Funds

Dear Fellow Shareholder,

As we ended the first quarter of 2007, the Metropolitan West Funds crossed a milestone with the 10-Year Anniversary of the Total Return and Low Duration Funds. Additionally, participation across the entire Fund family surpassed $5 billion in assets, so we thank you for your continued participation and look forward to continuing to meet your investment needs. We are pleased to present the enclosed Annual Report for the Funds, including the following:

Metropolitan West Ultra Short Bond Fund – M-Class (MWUSX), I-Class (MWUIX)

Metropolitan West Low Duration Bond Fund – M-Class (MWLDX), I-Class (MWLIX)

Metropolitan West Intermediate Bond Fund – M-Class (MWIMX), I-Class (MWIIX)

Metropolitan West Total Return Bond Fund – M-Class (MWTRX), I-Class (MWTIX)

Metropolitan West High Yield Bond Bond Fund – M-Class (MWHYX), I-Class (MWHIX)

Metropolitan West Strategic Income Fund – M-Class (MWSTX), I-Class (MWSIX)

Metropolitan West AlphaTrak 500 Fund (MWATX)

Market Environment and Review

Market complacency was finally shaken at the end of February after the Chinese equity market plunged almost 10% in one day due to an announced crackdown on margin trading by the government. The extreme reaction to a seemingly innocuous piece of foreign news showed the first real cracks in the market. However, they remain only cracks. Liquidity is still abundant, and although volatility remains somewhat elevated, the market has largely put the last two days of February behind it. The jump in volatility coupled with ongoing housing weakness caused the yield curve to steepen 27 basis points between the two year Treasury note and the 30-year Treasury bond due to increasing expectations for a rate cut by the Federal Reserve (Fed). Despite the steepening, the curve remains slightly inverted between 2 year and 5 year maturities. The steeper yield curve coupled with higher breakeven inflation rates on Treasury Inflation Protection Securities (TIPS) indicate that inflation fears may be creeping back into the market, reducing the likelihood of a near-term rate cut.

Also working against a rate cut, year over year GDP remained above 3% and ticked up slightly to 3.1% last quarter after a slower pace the preceding two quarters. Inflation, as measured by the core Personal Consumption Expenditures (PCE) deflator, also stayed above the Fed’s professed 2% comfort level, bumping up to 2.4% year-over-year. At the same time, the unemployment rate has hovered around 4.5% since the last quarter of 2006, suggesting the economy is still in relatively good shape and inflation pressures linger. Although subtly shifting to a more neutral policy stance at the March meeting, the Federal Reserve remains wary of inflation. Chairman Bernanke has reiterated in recent testimony his expectation for “moderate economic growth” with little anticipated spillover from weakness in housing and manufacturing.

The housing market continued to struggle, as home sales dropped to their lowest levels in almost seven years, inventories rose to their highest levels in sixteen years, and borrower delinquency rates (particularly in the subprime market) increased. The poor collateral performance, recent volatility, and the staggering amount of press coverage pushed yield spreads of lower rated subprime home equity asset-backed securities dramatically higher. Spreads of the lowest rated, BBB- tranche of the 2007 ABX index (a composite of 20 benchmark ABS deals issued in 2007) peaked at over 1,500 basis points. The damage so far has been fairly contained; however, the strong inverse relationship between delinquencies and retail sales may signal trouble on the horizon for what has been a consumer driven expansion. Consumers’ difficulties have been compounded by lending standards that are tighter now than anytime since 2000. Tighter standards and falling home prices limit their ability to sell or refinance out of trouble, putting downward pressure on growth. At the same time, corporations have switched out of the balance sheet repair mode of 2002-2005 to pursue more shareholder friendly activities such as share repurchases, which have risen substantially in 2006 and 2007, reducing the likelihood that corporate investment will be able to pick up the slack from a slowing consumer.

Data sources for the discussion above include Bloomberg, Lehman Brothers, and Merrill Lynch.

Fund Results

Metropolitan West Ultra Short Bond Fund – M-Class (MWUSX), I-Class (MWUIX)

	PERFORMANCE THROUGH MARCH 31, 2007
	6 MONTHS (CUMULATIVE)	1 YEAR (ANNUALIZED)	3 YEAR (ANNUALIZED)	SINCE INCEPTION (ANNUALIZED)
MWUSX (INCEPTION: JUNE 30, 2003)	2.68%	5.52%	3.81%	4.77%
MERRILL LYNCH 1-YEAR U.S. TREASURY INDEX	2.39%	4.84%	2.68%	2.42%
MWUIX (INCEPTION JULY 31, 2004)	2.56%	5.69%	—	4.11%
MERRILL LYNCH 1-YEAR U.S. TREASURY INDEX	2.39%	4.84%	—	3.05%

Metropolitan West Low Duration Bond Fund – M-Class (MWLDX), I-Class (MWLIX)

	Performance Through March 31, 2007
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWLDX (Inception: March 31, 1997)	3.75%	6.74%	4.03%	3.78%	5.38%	5.38%
Merrill Lynch 1-3 Year U.S. Treasury Index	2.32%	5.00%	2.30%	3.10%	4.76%	4.76%
MWLIX (Inception: March 31, 2000)	3.85%	6.94%	4.23%	3.97%	—	4.83%
Merrill Lynch 1-3 Year U.S. Treasury Index	2.32%	5.00%	2.30%	3.10%	—	4.34%

Metropolitan West Intermediate Bond Fund – M-Class (MWIMX), I-Class (MWIIX)

	Performance Through March 31, 2007
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	Since Inception (Annualized)
MWIMX (Inception: June 30, 2003)	2.97%	6.47%	3.41%	4.10%
Lehman Bros. Intermediate Gov’t. Credit Index	2.64%	6.14%	2.59%	2.74%
MWIIX (Inception: June 28, 2002)	3.17%	6.70%	3.65%	6.66%
Lehman Bros. Intermediate Gov’t. Credit Index	2.64%	6.14%	2.59%	4.40%

Metropolitan West Total Return Bond Fund – M-Class (MWTRX), I-Class (MWTIX)

	PERFORMANCE THROUGH MARCH 31, 2007
	6 MONTHS (CUMULATIVE)	1 YEAR (ANNUALIZED)	3 YEAR (ANNUALIZED)	5 YEAR (ANNUALIZED)	10 YEAR (ANNUALIZED)	SINCE INCEPTION (ANNUALIZED)
MWTRX (INCEPTION MARCH 31, 1997)	4.61%	8.80%	4.71%	5.93%	7.20%	7.20%
LEHMAN BROS. AGGREGATE INDEX	2.76%	6.58%	3.31%	5.35%	6.45%	6.45%
MWTIX (INCEPTION MARCH 31, 2000)	4.72%	9.03%	4.93%	6.18%	—	6.84%
LEHMAN BROS. AGGREGATE INDEX	2.76%	6.58%	3.31%	5.35%	—	6.35%

Metropolitan West High Yield Bond Bond Fund – M-Class (MWHYX), I-Class (MWHIX)

	PERFORMANCE THROUGH MARCH 31, 2007
	6 MONTHS (CUMULATIVE)	1 YEAR (ANNUALIZED)	3 YEAR (ANNUALIZED)	SINCE INCEPTION (ANNUALIZED)
MWHYX (INCEPTION : SEPTEMBER 30, 2002)	5.58%	9.00%	7.47%	13.95%
LEHMAN BROS HIGH YIELD INDEX	6.96%	11.60%	8.61%	14.02%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.mwamllc.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Unlike a mutual fund, the performance of an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

	PERFORMANCE THROUGH MARCH 31, 2007
	6 MONTHS (CUMULATIVE)	1 YEAR (ANNUALIZED)	3 YEAR (ANNUALIZED)	SINCE INCEPTION (ANNUALIZED)
LEHMAN BROS. HIGH YIELD—2% ISSUER CAP INDEX	7.01%	10.97%	8.29%	13.70%
MWHIX (INCEPTION MARCH 31, 2003)	5.71%	9.18%	7.71%	11.20%
LEHMAN BROS. HIGH YIELD INDEX	6.96%	11.60%	8.61%	11.95%
LEHMAN BROS. HIGH YIELD—2% ISSUER CAP INDEX	7.01%	10.97%	8.29%	11.71%

Metropolitan West Strategic Income Fund – M-Class (MWSTX), I-Class (MWSIX)

	Performance Through March 31, 2007
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	Since Inception (Annualized)
MWSTX (Inception: June 30, 2003)	2.75%	5.57%	4.47%	7.79%
Merrill Lynch 3-Month U.S. Treasury Index + 2%	3.52%	7.17%	5.48%	4.98%
MWSIX (Inception: March 31, 2004)	2.79%	5.73%	4.70%	4.70%
Merrill Lynch 3-Month U.S. Treasury Index + 2%	3.52%	7.17%	5.48%	5.48%

Metropolitan West AlphaTrak 500 Fund (MWATX)

	Performance Through March 31, 2007
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	Since Inception (Annualized)
MWATX (Inception: June 29, 1998)	8.08%	12.85%	10.74%	6.10%	4.91%
Standard & Poor’s 500® Equity Index	7.37%	11.61%	9.99%	6.23%	4.18%

The Market Ahead

MWAM’s central forecast remains unchanged with growth expectations in the 2% range, and inflation trending modestly downward. We expect interest rates to rise somewhat from current levels, with long-term rates stabilizing near, but probably below 5%. Given that, the Fed is expected to remain on hold for most of 2007, with the next move a likely ease toward the end of this year. The outlook is tempered by the recognition that most of the risks to our forecast are negative for growth. Higher commodity and energy prices, contagion from the subprime market, spillover from housing, geopolitical instability, or another unexpected credit event are all risks that could lead to Fed action earlier than anticipated. Regardless of the noise coming from the popular press, the current disruptions in the housing market are not expected to spill over into the broader economy. The effect of lower home prices will weigh on GDP, but should not overwhelm the effects of solid wage growth and low unemployment.

Most prominently in the near-term, MWAM expects to maintain strategies designed to profit from a steeper yield curve. Portfolios continue to be defensively positioned with regard to non-government sectors. In the corporate market, the focus is on moving higher in the capital structure where possible and holding more defensive sectors such as REITs and insurance which offer protection to bond holders through solid covenant packages and regulatory oversight. In the MBS and ABS sectors, the fund concentrates on holdings in issues with strong protection through subordination, overcollateralization, or excess spread that were issued two or more years ago, when underwriting standards were tighter and that have had a chance to de-lever and further improve credit enhancement.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.mwamllc.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Unlike a mutual fund, the performance of an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

A Consistent Long-Term Value Orientation

In closing, MWAM remains committed to a philosophy rooted in a value with a long-term perspective. As such, the investment team continues to target consistent outperformance of the Funds’ benchmarks over a market cycle by diversifying the sources of value-added in the portfolios. Those value-added strategies include: (1) duration management, (2) yield curve positioning, (3) sector allocation, (4) security selection, and (5) opportunistic execution.

Again, we thank you for your continued support of the Metropolitan West Funds and look forward to the ongoing opportunity to meet your investment milestones.

Sincerely,

Scott Dubchansky President and Trustee

One-year returns are due in part to market conditions that might not be repeated in the future. U.S. Treasury bonds, unlike mutual funds, are insured direct obligations of the U.S. Government that offer a fixed rate of return when held to maturity. A quality rating, such as “BB,” refers to the credit risk of individual securities, and not to the Fund. Investment by a Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

Bond Funds have similar interest rates, issues and credit risks as those associated with the underlying bonds in their portfolio, all of which could reduce a Fund’s value. As interest rates rise, the value of a Bond Fund can decline and an investor can lose principal. The High Yield Bond Fund purchases more speculative bonds, which are subject to greater risks than higher-rated bonds. The Strategic Income Fund engages in sophisticated investment strategies, including the use of derivatives. The AlphaTrak 500 Fund trades futures and other derivative contracts. These Funds may not be suitable for all investors.

The views and forecasts expressed here are as of March 2007, are subject to change without notice and may not come to pass. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors.

Funds are distributed by PFPC Distributors, Inc.

760 Moore Road, King of Prussia, PA 19406.

To be preceded or accompanied by a prospectus.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Metropolitan West Funds

Illustration of an Assumed Investment of $10,000

The graphs below illustrate the assumed investment of $10,000 for each of the Metropolitan West Funds. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.mwamllc.com. Returns are due in part to market conditions which may not be repeated in the future. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Unlike an index, the Fund’s total returns are reduced by transaction costs, taxes, management fees and other expenses.

Metropolitan West Ultra Short Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Ultra Short Bond Fund Class M with the performance of the Merrill Lynch 1-Year U.S. Treasury Index. The one year and average annual since inception total returns for the Metropolitan West Ultra Short Bond Fund Class M were 5.52% and 4.77%, respectively. The inception date for the Class M was June 30, 2003. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Ultra Short Bond Fund Class I was July 31, 2004. The one year and average annual since inception total returns for the Metropolitan West Ultra Short Bond Fund Class I were 5.69% and 4.11%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Ultra Short Bond Fund Class I shares would have been valued at $11,136.

Metropolitan West Low Duration Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Low Duration Bond Fund Class M with the performance of the Merrill Lynch 1-3 Year U.S. Treasury Index. The one year and average annual since inception total returns for the Metropolitan West Low Duration Bond Fund Class M were 6.74% and 5.38%, respectively. The inception date for Class M was March 31, 1997. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Low Duration Bond Fund Class I was March 31, 2000. The one year and average annual since inception total returns for the Metropolitan West Low Duration Bond Fund Class I were 6.94% and 4.83%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Low Duration Bond Fund Class I shares would have been valued at $13,910.

Metropolitan West Intermediate Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Intermediate Bond Fund Class M with the performance of the Lehman Brothers Intermediate U.S. Gov’t Credit Index. The one year and average annual since inception total returns for the Metropolitan West Intermediate Bond Fund Class M were 6.47% and 4.10%, respectively. The inception date for Class M was June 30, 2003. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Intermediate Bond Fund Class I was June 28, 2002. The one year and average annual since inception total returns for the Metropolitan West Intermediate Bond Fund Class I were 6.70% and 6.66%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Intermediate Bond Fund Class I shares would have been valued at $13,592.

Metropolitan West Total Return Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Total Return Bond Fund Class M with the performance of the Lehman Brothers Aggregate Index. The one year and average annual since inception total returns for the Metropolitan West Total Return Bond Fund Class M were 8.80% and 7.20%, respectively. The inception date for Class M was March 31, 1997. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Total Return Bond Fund Class I was March 31, 2000. The one year and average annual since inception total returns for the Metropolitan West Total Return Bond Fund Class I were 9.03% and 6.84%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Class I shares would have been valued at $15,894.

The inception date for the Metropolitan West Total Return Bond Fund Class I was March 31, 2000. The one year and average annual since inception total returns for the Metropolitan West Total Return Bond Fund Class I were 9.03% and 6.84%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Class I shares would have been valued at $15,894.

Metropolitan West High Yield Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West High Yield Bond Fund Class M with the performance of the Lehman Brothers High Yield Index and the Lehman Brothers High Yield—2% Issuer Cap Index. The one year and average annual since inception total returns for the Metropolitan West High Yield Bond Fund Class M were 9.00% and 13.95%, respectively. The inception date for Class M was September 30, 2002. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West High Yield Bond Fund Class I was March 31, 2003. The one year and average annual since inception total returns for the Metropolitan West High Yield Bond Fund Class I were 9.18% and 11.20%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West High Yield Bond Fund Class I shares would have been valued at $15,292.

Metropolitan West Strategic Income Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Strategic Income Fund Class M with the performance of the Merrill Lynch 3-month U.S. Treasury Index plus 200 basis points. The one year and average annual since inception total returns for the Metropolitan West Strategic Income Fund Class M were 5.57% and 7.79%, respectively. The inception date for Class M was June 30, 2003. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Strategic Income Fund Class I was March 31, 2004. The one year and average annual since inception total returns for the Metropolitan West Strategic Income Fund Class I were 5.73% and 4.70%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Strategic Income Fund Class I shares would have been valued at $11,476.

Metropolitan West AlphaTrak 500 Fund

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West AlphaTrak 500 Fund with the performance of the S&P 500 Index. The one year and average annual since inception total returns for the Metropolitan West AlphaTrak 500 Fund were 12.85% and 4.91%, respectively. The graph assumes that distributions were reinvested.

The performance data quoted in the various graphs on this and the preceding pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.mwamllc.com. Returns are due in part to market conditions which may not be repeated in the future. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Unlike an index, the Fund’s total returns are reduced by transaction costs, taxes, management fees and other expenses.

Metropolitan West Funds

Disclosure of Fund Expenses

For the Six Months Ended March 31, 2007

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return for the past six month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expense shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Metropolitan West Funds do not charge any sales loads or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 04/01/06	Ending Account Value 03/31/07	Expense Ratio[1]	Expenses Paid During Period[2]
Ultra Short Bond Fund
Actual Fund Return
Class M	$1,000.00	$1,026.80	0.50%	$2.51
Class I	$1,000.00	$1,025.60	0.34%	$1.71
Hypothetical 5% Return
Class M	$1,000.00	$1,022.46	0.50%	$2.50
Class I	$1,000.00	$1,023.24	0.34%	$1.71
Low Duration Bond Fund
Actual Fund Return
Class M	$1,000.00	$1,037.50	0.58%	$2.93
Class I	$1,000.00	$1,038.50	0.39%	$1.97
Hypothetical 5% Return
Class M	$1,000.00	$1,022.05	0.58%	$2.91
Class I	$1,000.00	$1,023.00	0.39%	$1.96

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

	Beginning Account Value 04/01/06	Ending Account Value 03/31/07	Expense Ratio[1,2]	Expenses Paid During Period[3]
Intermediate Bond Fund
Actual Fund Return
Class M	$1,000.00	$1,029.70	0.65%	$3.27
Class I	$1,000.00	$1,031.70	0.44%	$2.22
Hypothetical 5% Return
Class M	$1,000.00	$1,021.71	0.65%	$3.26
Class I	$1,000.00	$1,022.75	0.44%	$2.21
Total Return Bond Fund
Actual Fund Return
Class M	$1,000.00	$1,046.10	0.65%	$3.30
Class I	$1,000.00	$1,047.20	0.44%	$2.23
Hypothetical 5% Return
Class M	$1,000.00	$1,021.70	0.65%	$3.26
Class I	$1,000.00	$1,022.75	0.44%	$2.21
High Yield Bond Fund
Actual Fund Return
Class M	$1,000.00	$1,055.80	0.80%	$4.07
Class I	$1,000.00	$1,058.00	0.55%	$2.82
Hypothetical 5% Return
Class M	$1,000.00	$1,020.97	0.80%	$4.01
Class I	$1,000.00	$1,022.20	0.55%	$2.77
Strategic Income Fund
Actual Fund Return
Class M	$1,000.00	$1,027.50	1.60%	$8.11
Class I	$1,000.00	$1,027.90	1.39%	$7.04
Hypothetical 5% Return
Class M	$1,000.00	$1,016.93	1.60%	$8.07
Class I	$1,000.00	$1,017.99	1.39%	$7.00
AlphaTrak 500 Fund
Actual Fund Return	$1,000.00	$1,080.80	0.88%	$4.59
Hypothetical 5% Return	$1,000.00	$1,020.52	0.88%	$4.45

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

The “Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights, which is for the fiscal year. The significant difference for the AlphaTrak 500 Fund is attributable to performance based fee adjustments. The significant difference in the Strategic Income Fund is attributable to interest expense and dividends paid on securities sold short.

[3]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Metropolitan West Funds

Summary of Portfolio Holdings

March 31, 2007 (Unaudited)

These tables are provided to give you a quick reference to the composition of each Funds’ net assets. We hope that this information enhances your understanding of the different kinds of investments in the Funds.

Ultra Short Bond Fund

Sector Diversification:		Distribution by Quality Rating:		Distribution by Maturity:
U.S. Agency Mortgage-Backed	32.37%	U.S. Treasury	0.04%	0 to 1 years	26.75%
Non-Agency Mortgage-Backed	21.24%	Agency	38.61%	1 year to 3 years	57.66%
Asset-Backed Securities	20.90%	AAA	33.35%	3 years to 5 years	13.77%
Other	11.03%	AA	14.88%	5 years to 10 years	1.20%
U.S. Agency Discount Notes	6.24%	A	8.60%	10 years to 20 years	0.41%
Corporate Bonds	6.23%	BBB	2.17%	20 years +	0.21%

Money Market RIC	1.96%	BB or below	2.35%	Total	100.00%

U.S. Treasury Securities	0.03%	Total	100.00%

Total	100.00%

Low Duration Bond Fund

Sector Diversification:		Distribution by Quality Rating:		Distribution by Maturity:
Corporate Bonds	23.79%	U.S. Treasury	16.15%	0 to 1 years	22.84%
U.S. Treasury Securities	16.15%	Agency	23.40%	1 year to 3 years	51.21%
Asset-Backed Securities	15.12%	AAA	20.79%	3 years to 5 years	15.29%
U.S. Agency Mortgage-Backed	12.75%	AA	14.31%	5 years to 10 years	8.80%
U.S. Agency Securities	10.65%	A	10.69%	10 years to 20 years	1.36%
Other	9.58%	BBB	9.60%	20 years +	0.50%

Non Agency Mortgage-Backed	9.57%	BB or below	5.06%	Total	100.00%

Money Market RIC	1.31%	Total	100.00%

Commercial Mortgage-Backed	0.89%
Preferred Stock	0.19%

Total	100.00%

Intermediate Bond Fund

Sector Diversification:		Distribution by Quality Rating:		Distribution by Maturity:
U.S. Treasury Securities	32.48%	U.S. Treasury	32.48%	0 to 1 years	13.18%
Corporate Bonds	20.88%	Agency	14.13%	1 year to 3 years	19.13%
U.S. Agency Mortgage-Backed	14.13%	AAA	20.71%	3 years to 5 years	38.46%
Asset-Backed Securities	11.99%	AA	8.58%	5 years to 10 years	25.60%
Non-Agency Mortgage-Backed	10.50%	A	11.04%	10 years to 20 years	2.16%
Other	6.78%	BBB	8.74%	20 years +	1.47%

Commercial Mortgage-Backed	2.35%	BB or below	4.32%	Total	100.00%

Money Market RIC	0.89%	Total	100.00%

Total	100.00%

Total Return Bond Fund

Sector Diversification:		Distribution by Quality Rating:		Distribution by Maturity:
U.S. Treasury Securities	30.29%	U.S. Treasury	30.29%	0 to 1 years	12.57%
Corporate Bonds	21.84%	Agency	13.02%	1 year to 3 years	12.02%
Non-Agency Mortgage-Backed	15.97%	AAA	23.79%	3 years to 5 years	36.19%
U.S. Agency Mortgage-Backed	12.33%	AA	10.39%	5 years to 10 years	27.36%
Other	8.36%	A	7.11%	10 years to 20 years	5.95%
Asset-Backed Securities	6.56%	BBB	8.80%	20 years +	5.91%

Commercial Mortgage-Backed	2.59%	BB or below	6.60%	Total	100.00%

Money Market RIC	1.18%	Total	100.00%

U.S. Agency Securities	0.48%
U.S. Agency Discount Notes	0.20%
Preferred Stock	0.20%

Total	100.00%

High Yield Bond Fund

Sector Diversification:		Distribution by Quality Rating:		Distribution by Maturity:
Corporate Bonds	87.38%	U.S. Treasury	0.01%	0 to 1 years	12.54%
Other	4.95%	Agency	0.15%	1 year to 3 years	11.77%
Non-Agency Mortgage-Backed	3.69%	AAA	0.66%	3 years to 5 years	14.64%
Money Market RIC	2.20%	AA	9.57%	5 years to 10 years	54.70%
Asset-Backed Securities	1.62%	A	2.25%	10 years to 20 years	4.52%
U.S. Agency Mortgage-Backed	0.15%	BBB	5.30%	20 years +	1.83%

U.S. Treasury Securities	0.01%	BB	32.19%	Total	100.00%

Total	100.00%	B	43.14%

		CCC	6.30%
		CC or below	0.43%

		Total	100.00%

Strategic Income Fund

Sector Diversification:		Distribution by Quality Rating:		Distribution by Maturity:
Asset-Backed Securities	46.15%	U.S. Treasury	0.35%	0 to 1 years	28.22%
Corporate Bonds	29.63%	Agency	3.75%	1 year to 3 years	28.75%
Other	10.31%	AAA	47.71%	3 years to 5 years	11.09%
Non-Agency Mortgage-Backed	6.28%	AA	10.38%	5 years to 10 years	27.49%
U.S. Agency Mortgage-Backed	3.54%	A	8.37%	10 years to 20 years	1.38%
Commercial Mortgage-Backed	2.23%	BBB	16.28%	20 years +	3.07%

Money Market RIC	0.97%	BB or below	13.16%	Total	100.00%

U.S. Treasury Securities	0.35%	Total	100.00%

Preferred Stock	0.33%
U.S. Agency Discount Notes	0.21%

Total	100.00%

AlphaTrak 500 Fund

Sector Diversification:		Distribution by Quality Rating:		Distribution by Maturity:
Corporate Bonds	30.64%	U.S. Treasury	0.18%	0 to 1 years	37.61%
Asset-Backed Securities	19.29%	Agency	28.19%	1 year to 3 years	31.20%
U.S. Agency Securities	12.74%	AAA	19.88%	3 years to 5 years	16.03%
Non-Agency Mortgage-Backed	10.09%	AA	18.49%	5 years to 10 years	12.45%
U.S. Agency Mortgage-Backed	8.50%	A	10.49%	10 years to 20 years	1.97%
Other	7.77%	BBB	13.55%	20 years +	0.74%

Commercial Mortgage-Backed	4.90%	BB or below	9.22%	Total	100.00%

U.S. Agency Discount Notes	3.21%	Total	100.00%

Money Market RIC	2.35%
Preferred Stock	0.33%
U.S. Treasury Securities	0.18%

Total	100.00%

All figures presented as percentages of total net assets. Credit rating distributions for each fund were determined by giving each fixed income security the highest rating assigned by a nationally recognized statistical rating organization. If a security is not rated, the Adviser has assigned a credit rating based upon the credit rating of comparable quality rated securities.

The Summary of Portfolio Holdings does not reflect investments in derivatives. Interested investors should consult the Schedule of Portfolio Investments for each fund for details on derivative investments.

In addition to its annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s most recent Form N-Q was filed for the quarter ended December 31, 2006. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES — 20.90%**
Aames Mortgage Trust 2002-1 A3 (STEP)
6.90%	06/25/32		$49,831	$50,777
ABFS Mortgage Loan Trust 2002-1 A5 (STEP)
6.51%	12/15/32		69,700	70,087
ABFS Mortgage Loan Trust 2002-2 A7 (STEP)
5.22%	07/15/33		16,456	16,340
ABFS Mortgage Loan Trust 2002-3 A (STEP)
4.26%	09/15/33		48,665	48,274
ABFS Mortgage Loan Trust 2002-4 A (STEP)
4.43%	12/15/33		60,335	59,271
Bayview Financial Acquisition Trust 2004-B A1
5.82%	05/28/39	2,3,†	3,500,000	3,500,000
Bayview Financial Acquisition Trust 2005-A A1 (STEP)
5.82%	02/28/40	2,3,†	4,000,000	3,999,999
Bayview Financial Revolving Mortgage Loan Trust 2005-E A1 (STEP)
5.82%	12/28/40	2,3,†	3,900,000	3,899,999
Bear Stearns Asset Backed Securities, Inc. 2000-2 M1 (STEP)
8.04%	08/25/30		1,085,445	1,087,398
Conseco Finance 2001-C A4
6.19%	03/15/30		10,472	10,483
Contimortgage Home Equity Trust 1999-3 A6 (STEP)
8.18%	12/25/29		13,276	13,246
Countrywide Asset-Backed Certificates 2003-BC1 M1
6.24%	12/25/32	[2]	1,079,605	1,080,548
Credit-Based Asset Servicing and Securitization LLC 2007-CB2 A2A (STEP)
5.89%	02/25/37	†	2,821,929	2,821,047
CS First Boston Mortgage Securities Corp. 2001-MH29 A (STEP)
5.60%	09/25/31		239,360	237,143
Deutsche Financial Capital Securitization LLC 1997-I A3
6.75%	09/15/27		373,563	377,388
FHLMC Structured Pass Through Securities T-49 AF5 (STEP)
5.45%	12/25/32		236,210	234,165
First Alliance Mortgage Loan Trust 1994-3 A1
7.83%	10/25/25		12,802	12,748
First Franklin Mortgage Loan Asset Backed Certificates 2004-FFA M3A
7.65%	03/25/24	[2]	3,435,007	3,441,323
GE Capital Mortgage Services, Inc. 1998-HE1 A7
6.47%	06/25/28		3,493	3,528
Green Tree Financial Corp. 1994-1 A5
7.65%	04/15/19		16,209	16,834
Green Tree Financial Corp. 1996-8 A6
7.60%	10/15/27		43,079	44,644
Green Tree Financial Corp. 1999-3 A5
6.16%	02/01/31		117,747	117,832
Green Tree Home Improvement Loan Trust 1995-C B2
7.60%	07/15/20		371,222	363,435
Green Tree Home Improvement Loan Trust 1995-F B2
7.10%	01/15/21		97,059	94,065
GSAMP Trust 2004-FM1 M2
6.72%	11/25/33	[2]	2,212,078	2,218,816
GSAMP Trust 2006-S6 A2 (STEP)
5.55%	10/25/36		2,300,000	2,304,431
GSR Mortgage Loan Trust 2005-HEL1 M2
6.05%	11/25/30	[2]	4,000,000	3,960,572
IndyMac Manufactured Housing Contract 1998-2 A4
6.64%	12/25/27		411,851	404,034
Inman Square Funding Ltd. 2005-2A I
5.81%	10/06/40	2,3,†	2,250,000	2,250,000
Irwin Home Equity 2003-A M2
7.47%	10/25/27	[2]	2,670,671	2,674,769
Keystone Owner Trust 1998-P1 M2
7.93%	05/25/25	[3]	39,090	38,956
Mid-State Trust 6 A4
7.79%	07/01/35		64,293	68,763
Morgan Stanley ABS Capital I 2004-NC2 M2
6.52%	12/25/33	[2]	5,000,000	5,030,082
Nomura Asset Acceptance Corp. 2006-S2 AIO (IO)
10.00%	04/25/36	2,3,†	7,666,667	619,021
Oakwood Mortgage Investors, Inc. 1998-A A4
6.20%	05/15/28		9,493	9,545
Oakwood Mortgage Investors, Inc. 1998-B A3
6.20%	01/15/15		13,963	13,942
Oakwood Mortgage Investors, Inc. 1998-B A4
6.35%	03/15/17		699,050	700,777
Oakwood Mortgage Investors, Inc. 2002-B AIO (IO)
6.00%	05/15/10	4,†	86,678	11,268
Renaissance Home Equity Loan Trust 2005-2 N
5.19%	07/25/35	[3]	7,197	7,187
Residential Asset Mortgage Products, Inc. 2001-RS1 AI4 (STEP)
7.51%	03/25/31		500,202	498,688
Residential Asset Securities Corp. 2002-KS8 A4
4.58%	11/25/30		142,453	141,888
Residential Funding Mortgage Securities II, Inc. 1999-HI6 AI7 (STEP)
8.60%	09/25/29		352,613	351,389

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Residential Funding Mortgage Securities II, Inc. 2000-HI1 AI7 (STEP)
8.29%	02/25/25		$37,505	$37,735
SACO I, Inc. 2004-2 IO (IO) (STEP)
3.50%	04/25/07	3,4,†	17,518,000	50,625
SACO I, Inc. 2004-3A AIO (IO) (STEP)
3.50%	12/25/07	3,4,†	16,327,000	140,574
Saxon Asset Securities Trust 2002-1 M2
6.52%	11/25/31	[2]	287,461	287,965
Terwin Mortgage Trust 2004-13AL 2PX (IO)
0.34%	08/25/34	3,4,†	12,519,181	186,530
Terwin Mortgage Trust 2005-11 1A1A (STEP)
4.50%	11/25/36	[3]	633,114	629,937
Terwin Mortgage Trust 2006-8 2A1
4.50%	08/25/37	2,3,†	3,634,795	3,591,693
UCFC Home Equity Loan 1998-D BF1
8.97%	04/15/30		1,243	1,245
Vanderbilt Mortgage Finance 1997-B 1A6
7.60%	06/07/25		2,085,000	2,144,807
Vanderbilt Mortgage Finance 2002-C A2
4.23%	02/07/15		67,868	67,838
Vertical CDO Ltd. 2007-1A A1J
5.90%	04/10/47	2,3,†	1,200,000	1,170,229

Total Asset-Backed Securities
(Cost $51,432,808)				51,213,880

CORPORATES — 6.23%*
Automotive — 1.21%
Ford Motor Credit Co.
10.60%	06/15/11	[2,3]	1,025,000	1,103,257
General Motors Acceptance Corp. (MTN)
6.50%	09/23/08	[2]	1,868,000	1,865,940

				2,969,197

Banking — 1.51%
CS First Boston/London
9.65%	03/24/10	[2,3]	2,286,000	2,104,720
9.65%	03/24/10	[2,3]	1,136,000	1,045,915
JPMorgan Chase Bank NA
8.75%	11/28/21	[2]	557,000	550,929

				3,701,564

Basic Industry — 0.78%
Steel Dynamics, Inc.
9.50%	03/15/09		1,875,000	1,919,531

Electric — 0.64%
Entergy Gulf States, Inc.
5.76%	12/01/09	[2]	550,000	549,704
6.09%	12/08/08	[2,3]	1,000,000	1,002,957

				1,552,661

Finance — 1.18%
Lehman Brothers Holdings, Inc. H (MTN)
12.50%	11/30/10	[2]	883,000	859,777
Pemex Finance Ltd.
8.02%	05/15/07		35,833	35,893
Residential Capital LLC
7.19%	04/17/09	[2,3]	2,000,000	1,983,660

				2,879,330

Insurance — 0.21%
Zurich Capital Trust I
8.38%	06/01/37	[3]	500,000	522,126

Transportation — 0.70%
Air 2 US A
8.03%	10/01/20	[3]	540,166	567,512
Continental Airlines, Inc. 1998-2 A
6.41%	10/15/08		140,261	140,348
Northwest Air Dip
7.85%	08/21/08	[5]	1,000,000	1,004,531

				1,712,391

Total Corporates
(Cost $15,302,992)				15,256,800

MORTGAGE-BACKED — 53.61%**
Non-Agency Mortgage-Backed — 21.24%
American Home Mortgage Investment Trust 2004-3 3A
3.71%	10/25/34	[2]	2,911,125	2,913,232
Banc of America Funding Corp. 2003-2 1A1
6.50%	06/25/32		125,640	127,289
Banc of America Mortgage Securities, Inc. 2003-A 2A2
4.57%	02/25/33	[2]	39,290	38,909
Citigroup Mortgage Loan Trust, Inc. 2003-1 WA2
6.50%	06/25/31		1,343,925	1,361,564
Citigroup Mortgage Loan Trust, Inc. 2003-UST1 A1
5.50%	12/25/18		1,073,244	1,068,046
Citigroup Mortgage Loan Trust, Inc. 2004-2 2A1
6.50%	08/25/18	[3]	834,233	839,560
Citigroup Mortgage Loan Trust, Inc. 2004-HYB1 A41
5.14%	02/25/34	[2]	648,271	643,911
Countrywide Alternative Loan Trust 2004-J6 2A1
6.50%	11/25/31		910,801	922,186
Countrywide Alternative Loan Trust 2005-14 4X (IO)
2.19%	05/25/35	4,6,†	4,550,933	97,616
Countrywide Alternative Loan Trust 2005-16 A5
5.60%	06/25/35	[2]	1,401,181	1,403,205

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Alternative Loan Trust 2005-27 2A1
6.33%	08/25/35	[2]	$2,309,777	$2,318,549
Countrywide Alternative Loan Trust 2005-51 2A2A
5.61%	11/20/35	[2]	1,452,075	1,453,748
Countrywide Alternative Loan Trust 2005-59 1A1
5.68%	11/20/35	[2]	2,031,454	2,039,908
Countrywide Alternative Loan Trust 2005-59 2X (IO)
2.46%	11/20/35	[4,6]	9,356,280	328,012
Countrywide Alternative Loan Trust 2005-61 2A1
5.60%	12/25/35	[2]	2,039,772	2,045,225
Countrywide Alternative Loan Trust 2006-OA2 X1P (IO)
2.74%	05/20/46	[4]	14,297,997	623,621
CS First Boston Mortgage Securities Corp. 2002-29 2A3
7.00%	10/25/32		100,642	100,386
CS First Boston Mortgage Securities Corp. 2002-AR31 4A2
5.31%	11/25/32	[2]	200,000	198,875
CS First Boston Mortgage Securities Corp. 2003-AR24 2A4
4.03%	10/25/33	[2]	2,925,927	2,874,076
CS First Boston Mortgage Securities Corp. 2004-1 2A1
6.50%	02/25/34		1,450,163	1,470,598
Downey Savings & Loan Association Mortgage Loan Trust 2004-AR1 A2A
5.73%	09/19/44	[2]	682,854	685,333
Fifth Third Mortgage Loan Trust 2002-FTB1 5A1
4.96%	11/19/32	[2]	140,483	140,379
First Horizon Mortgage Pass-Through Trust, 2002-AR2 2A1
5.28%	12/27/32	[2]	190,376	189,886
First Horizon Mortgage Pass-Through Trust, 2003-AR2 1A1
6.25%	07/25/33	[2]	213,427	210,243
GMAC Mortgage Corp. Loan Trust 2003-GH1 A5 (STEP)
5.60%	07/25/34		116,788	117,083
Harborview Mortgage Loan Trust 2005-1 X (IO)
2.18%	03/19/35	[4,6]	5,962,823	121,120
Harborview Mortgage Loan Trust 2005-10 X (IO)
2.30%	11/19/35	[2,4]	12,306,362	324,965
Harborview Mortgage Loan Trust 2005-12 X2A (IO)
0.56%	10/19/35	[2]	34,007,910	324,138
IndyMac Index Mortgage Loan Trust 2004-AR12 AX2 (IO)
1.85%	12/25/34	[4,6]	4,073,939	85,298
IndyMac Index Mortgage Loan Trust 2004-AR6 6A1
5.45%	10/25/34	[2]	1,157,184	1,157,356
IndyMac Index Mortgage Loan Trust 2005-AR18 2A1B
6.10%	10/25/36	[2]	2,189,009	2,210,404
MASTR Adjustable Rate Mortgages Trust 2004-1 2A1
3.61%	01/25/34	[2]	251,088	254,893
MASTR Adjustable Rate Mortgages Trust 2004-12 5A1
4.47%	10/25/34	2,†	3,501,967	3,512,913
MASTR Adjustable Rate Mortgages Trust 2004-5 3A1
4.59%	06/25/34	[2]	542,659	545,287
MASTR Seasoned Securities Trust 2004-1 4A1
5.27%	10/25/32	[2]	849,362	857,944
MASTR Seasoned Securities Trust 2004-2 A2
6.50%	08/25/32		1,311,272	1,330,561
MASTR Seasoned Securities Trust 2005-1 4A1
5.83%	10/25/32	[2]	1,045,543	1,060,723
Merrill Lynch Mortgage Investors, Inc. 2003-A1 2A
4.53%	12/25/32	[2]	3,267,126	3,288,396
Residential Accredit Loans, Inc. 2002-QS17 NB1
6.00%	11/25/32		87,296	87,063
Residential Asset Mortgage Products, Inc. 2003-SL1 A11
7.13%	03/25/16		876,427	887,728
Residential Asset Mortgage Products, Inc. 2004-SL1 A2
8.50%	11/25/31		405,773	424,660
Residential Asset Mortgage Products, Inc. 2004-SL1 A7
7.00%	11/25/31		99,609	101,820
Residential Asset Mortgage Products, Inc. 2004-SL1 A8
6.50%	11/25/31		668,330	678,355
Residential Asset Mortgage Products, Inc. 2005-SL1 A5
6.50%	05/25/32		3,658,936	3,709,246
Residential Asset Securitization Trust 2004-IP2 2A1
5.25%	12/25/34	[2]	1,197,199	1,194,922
Structured Asset Securities Corp. 2001-15A 4A1
6.00%	10/25/31	[2]	55,731	55,553

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Washington Mutual MSC Mortgage Pass-Through Certificates 2003-MS1 1A
5.00%	02/25/18		$599,300	$586,752
Washington Mutual MSC Mortgage Pass-Through Certificates 2003-MS9 1A
7.00%	04/25/33		402,446	410,212
Washington Mutual MSC Mortgage Pass-Through Certificates 2004-RA1 2A
7.00%	03/25/34		375,189	379,746
Washington Mutual, Inc. 2002-AR10 A6
4.82%	10/25/32	[2]	157,828	157,371
Washington Mutual, Inc. 2002-AR18 A
4.11%	01/25/33	[2]	1,044,271	1,042,338
Washington Mutual, Inc. 2002-AR6 A
6.38%	06/25/42	[2]	530,461	530,047
Washington Mutual, Inc. 2003-AR6 A1
4.34%	06/25/33	[2]	1,362,201	1,366,221
Washington Mutual, Inc. 2005-AR1 A2A2
5.57%	01/25/45	[2]	175,529	175,670
Washington Mutual, Inc. 2007-OA1 XPPP (IO)
0.74%	02/25/47	[4,6]	66,757,560	988,012

				52,061,154

U.S. Agency Mortgage-Backed — 32.37%
Fannie Mae 1988-12 A
10.00%	02/25/18	[2]	208,219	233,675
Fannie Mae 1992-50 F
5.84%	04/25/07	[2]	316	316
Fannie Mae 1992-53 G
7.00%	04/25/07		176	175
Fannie Mae 1993-210 PL
6.50%	04/25/23		338,340	338,802
Fannie Mae 1993-80 S
4.35%	05/25/23	[2]	16,339	16,263
Fannie Mae 1994-55 S
12.90%	12/25/23	[2]	9,255	9,915
Fannie Mae 1997-23 PB
6.63%	01/25/22		80,733	81,769
Fannie Mae 1998-58 PC
6.50%	10/25/28		1,470,016	1,517,604
Fannie Mae 2000-27 AN
6.00%	08/25/30		26,596	26,782
Fannie Mae 2001-31 SA
6.07%	11/25/17	[2]	58,724	58,766
Fannie Mae 2001-42 SB
8.50%	09/25/31	[2]	8,977	9,702
Fannie Mae 2001-60 JZ
6.00%	03/25/31		121,343	121,074
Fannie Mae 2001-68 PV
6.00%	11/25/18		250,000	250,363
Fannie Mae 2003-124 IO (IO)
5.25%	03/25/31		705,143	27,205
Fannie Mae 2003-124 TS
9.80%	01/25/34	[2]	191,525	213,198
Fannie Mae 2003-37 IG (IO)
5.50%	05/25/32		467,296	78,852
Fannie Mae 2003-85 IE (IO)
5.50%	06/25/29		174,980	16,774
Fannie Mae 2004-96 MT
7.00%	12/25/34	[2]	368,620	369,973
Fannie Mae 2005-47 SL
7.50%	06/25/35	[2]	543,623	544,151
Fannie Mae Pool 111643
4.92%	09/01/20	[2]	34,045	33,927
Fannie Mae Pool 190656
6.50%	02/01/14		409,254	421,269
Fannie Mae Pool 254190
5.50%	02/01/09		567,053	570,353
Fannie Mae Pool 303683
6.50%	08/01/25		19,883	20,411
Fannie Mae Pool 523829
8.00%	11/01/19		484,817	514,893
Fannie Mae Pool 545350
6.50%	11/01/16		1,603,826	1,644,479
Fannie Mae Pool 555098
5.13%	11/01/32	[2]	281,823	283,054
Fannie Mae Pool 555177
4.82%	01/01/33	[2]	411,391	409,412
Fannie Mae Pool 555207
7.00%	11/01/17		93,880	95,832
Fannie Mae Pool 555312
7.14%	01/01/33	[2]	1,378,538	1,405,400
Fannie Mae Pool 555705
6.23%	07/01/33	[2]	1,042,105	1,064,262
Fannie Mae Pool 567002
8.00%	05/01/23		236,724	249,183
Fannie Mae Pool 582521
7.00%	05/01/31		56,568	59,356
Fannie Mae Pool 630599
7.00%	05/01/32		397,392	414,238
Fannie Mae Pool 646884
5.50%	05/01/32	[2]	36,493	36,808
Fannie Mae Pool 647903
6.74%	04/01/27	[2]	135,975	137,240
Fannie Mae Pool 648860
6.50%	05/01/17		1,414,844	1,450,402
Fannie Mae Pool 655127
7.00%	07/01/32		66,725	68,742
Fannie Mae Pool 655133
7.00%	08/01/32		75,812	78,096
Fannie Mae Pool 655151
7.00%	08/01/32		198,614	204,961
Fannie Mae Pool 655928
7.00%	08/01/32		51,519	53,886

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 726024
3.97%	08/01/33	[2]	$2,253,174	$2,240,756
Fannie Mae Pool 735207
7.00%	04/01/34		1,302,591	1,344,003
Fannie Mae Pool 735686
6.50%	12/01/22		1,789,096	1,819,523
Fannie Mae Pool 745161
5.09%	10/01/33	[2]	1,692,057	1,708,330
Fannie Mae Pool 753630
5.92%	11/01/33	[2]	835,838	846,784
Fannie Mae Pool 754001
5.80%	12/01/33	[2]	1,328,832	1,346,153
Fannie Mae Pool 762525
6.50%	11/01/33		250,057	254,598
Fannie Mae Pool 764605
5.59%	01/01/34	[2]	2,080,522	2,096,949
Fannie Mae Pool 770869
3.33%	04/01/34	[2]	2,863,832	2,874,290
Fannie Mae Pool 770900
3.26%	04/01/34	[2]	2,265,445	2,259,341
Fannie Mae Pool 771153
6.02%	02/01/34	[2]	2,397,880	2,458,412
Fannie Mae Pool 805268
6.38%	01/01/35	[2]	1,021,773	1,031,765
Fannie Mae Pool 806513
4.04%	12/01/34	[2]	2,856,392	2,879,435
Fannie Mae Pool 810557
6.95%	02/01/35	[2]	1,484,764	1,494,155
Fannie Mae Pool 811267
4.45%	12/01/34	[2]	588,682	591,589
Fannie Mae Pool 821549
4.81%	06/01/35	[2]	3,981,386	3,980,506
Fannie Mae Pool 836712
5.38%	09/01/35	[2]	1,527,159	1,550,458
Fannie Mae Pool 840634
6.50%	06/01/35		1,366,724	1,409,758
Fannie Mae Whole Loan 2003-W14 1A6
5.82%	09/25/43		359,110	357,887
Freddie Mac 1214 KA
6.21%	02/15/22	[2]	17,605	17,624
Freddie Mac 1526 L
6.50%	06/15/23		50,474	51,648
Freddie Mac 1610 PM
6.25%	04/15/22		882	881
Freddie Mac 1625 FC
5.29%	12/15/08	[2]	42,232	42,143
Freddie Mac 1662 L
4.05%	01/15/09	[2]	3,959	3,921
Freddie Mac 1695 EA
7.00%	12/15/23		12,860	12,886
Freddie Mac 1702 TJ
7.00%	04/15/13		268,845	272,961
Freddie Mac 2043 CJ
6.50%	04/15/28		113,270	115,818
Freddie Mac 2161 PG
6.00%	04/15/28		10,975	10,976
Freddie Mac 2451 SP
5.24%	05/15/09	[2]	9,254	9,242
Freddie Mac 2527 TI (IO)
6.00%	02/15/32		647,323	74,025
Freddie Mac 2535 LI (IO)
5.50%	08/15/26		42,979	956
Freddie Mac 2561 BX (IO)
5.00%	05/15/17		735,481	86,663
Freddie Mac 2587 IH (IO)
5.00%	08/15/25		2,000,000	89,251
Freddie Mac 2594 VK
5.00%	02/15/23		832,455	827,166
Freddie Mac 2642 BW (IO)
5.00%	06/15/23		91,822	19,472
Freddie Mac 2657 LX (IO)
6.00%	05/15/18		462,580	61,033
Freddie Mac 2809 HX (IO)
6.00%	10/15/24		550,700	12,800
Freddie Mac 2835 IB (IO)
5.50%	01/15/19		371,882	3,748
Freddie Mac 2856 ST
7.00%	09/15/23	[2]	763,536	782,553
Freddie Mac 2905 JG
7.00%	09/15/34		946,772	955,447
Freddie Mac 2906 NX (IO)
0.18%	12/15/34	[2]	9,596,230	126,269
Freddie Mac 2971 AB
5.00%	05/15/20		21,211	20,232
Freddie Mac Gold A45796
7.00%	01/01/33		1,727,013	1,796,864
Freddie Mac Gold C90237
6.50%	11/01/18		257,176	266,032
Freddie Mac Gold C90474
7.00%	08/01/21		397,233	414,421
Freddie Mac Gold D93410
6.50%	04/01/19		252,553	261,098
Freddie Mac Gold E90474
6.00%	07/01/17		1,619,340	1,648,619
Freddie Mac Gold G10616
5.50%	07/01/09		179,018	179,230
Freddie Mac Gold G11454
5.50%	07/01/15		866,451	875,862
Freddie Mac Gold G18087
6.50%	09/01/20		1,094,834	1,120,597
Freddie Mac Gold O30092
5.50%	10/01/15		266,295	265,891
Freddie Mac Gold P20295
7.00%	10/01/29		97,709	100,526

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold P50019
7.00%	07/01/24	†	$16,786	$17,289
Freddie Mac Gold P50214
6.50%	02/01/34	†	485,925	492,170
Freddie Mac Gold P50230
6.50%	04/01/34	†	1,379,287	1,397,014
Freddie Mac Gold P60084
6.00%	03/01/16	†	1,380,518	1,401,657
Freddie Mac Pool 1L0113
6.55%	05/01/35	[2]	2,307,872	2,374,709
Freddie Mac Pool 775554
5.52%	10/01/18	[2]	7,767	7,836
Freddie Mac Pool 781163
5.78%	01/01/34	[2]	2,567,728	2,631,185
Freddie Mac Pool 781817
4.06%	08/01/34	[2]	2,941,497	2,961,639
Freddie Mac Pool 781908
4.19%	09/01/34	[2]	2,268,901	2,287,400
Freddie Mac Pool 782824
4.67%	11/01/34	[2]	2,750,590	2,775,357
Freddie Mac Pool 788498
7.42%	02/01/30	[2]	1,043,197	1,062,466
Freddie Mac Pool 865369
5.67%	06/01/22	[2]	6,977	7,025
Freddie Mac Pool 972112
7.25%	01/01/33	[2]	797,684	808,116
Ginnie Mae 2003-28 LI (IO)
5.50%	02/20/32		480,381	61,121
Ginnie Mae 2003-40 IW (IO)
5.50%	07/20/29		112,603	3,773
Ginnie Mae 2003-58 IG (IO)
5.50%	05/17/29		100,000	7,061
Ginnie Mae 2003-75 CI (IO)
5.50%	01/20/21		19,694	74
Ginnie Mae 2003-95 SB
4.03%	09/17/31	[2]	178,912	176,893
Ginnie Mae 2004-2 FW
6.72%	01/16/34	[2]	333,262	357,258
Ginnie Mae 2004-41 IE (IO)
5.50%	05/20/30		2,500,000	332,537
Ginnie Mae 2004-42 AB
6.00%	03/20/32		181,667	181,516
Ginnie Mae II Pool 80546
6.00%	10/20/31	[2]	98,336	99,494
Ginnie Mae II Pool 80610
5.38%	06/20/32	[2]	1,713,238	1,731,025
Ginnie Mae II Pool 80614
5.50%	07/20/32	[2]	177,344	179,041
Ginnie Mae II Pool 80687
5.50%	04/20/33	[2]	906,423	915,565
Ginnie Mae II Pool 81018
6.00%	08/20/34	[2]	538,134	541,936
Ginnie Mae II Pool 8339
6.13%	12/20/23	[2]	132,172	133,659
Ginnie Mae II Pool 8684
5.75%	08/20/25	[2]	189,007	191,126

				79,339,052

Total Mortgage-Backed
(Cost $131,811,136)				131,400,206

SHORT TERM INVESTMENTS — 19.18%
Commercial Paper — 10.95%
Bear Stearns Cos., Inc.
5.24%[7]	04/19/07		2,400,000	2,393,712
CAFCO LLC
5.26%[7]	04/26/07		2,380,000	2,371,306
Chariot Funding
5.26%[7]	04/10/07		2,400,000	2,396,844
Ciesco LP
5.26%[7]	04/27/07		1,375,000	1,369,777
Citigroup Funding Corp.
5.23%[7]	04/26/07		1,770,000	1,763,572
CRC Funding LLC
5.26%[7]	04/23/07		2,405,000	2,397,269
DaimlerChrysler NA Holding Corp.
5.36%[7]	04/16/07		2,310,000	2,304,841
HSBC Finance Corp.
5.24%[7]	04/10/07		2,310,000	2,306,974
Kitty Hawk Funding Corp.
5.27%[7]	04/16/07		2,405,000	2,399,719
Park Avenue Receivables Corp.
5.28%[7]	04/25/07		2,450,000	2,441,376
Ranger Funding Co. LLC
5.25%[7]	04/02/07		2,310,000	2,309,663
Yorktown Capital LLC
5.27%[7]	04/24/07		2,380,000	2,371,987

				26,827,040

Money Market Fund — 1.96%
JPMorgan Prime Money Market Fund			4,809,251	4,809,25

U.S. Agency Discount Notes — 6.24%
Federal Home Loan Bank
5.15%[7]	04/20/07		7,150,000	7,130,566
Freddie Mac
5.15%[7]	04/23/07		3,170,000	3,160,023
5.16%[7]	04/25/07		5,020,000	5,002,714

				15,293,303

U.S. Treasury Bills — 0.03%
U.S. Treasury Bills
4.96%[7]	04/05/07	[8]	97,000	96,960

Total Short Term Investments
(Cost 47,026,540)				47,026,554

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2007

Value
Total Investments – 99.92%
(Cost $245,573,476)[1]	$244,897,440

Cash and Other Assets, Less Liabilities – 0.08%	187,211

Net Assets – 100.00%	$245,084,651

Contracts		Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
23	Euro Ninety Day, September 2007	$3,508
23	Euro Ninety Day, December 2007	7,224
23	Euro Ninety Day, March 2008	(12,017)
23	Euro Ninety Day, June 2008	(17,193)
43	U.S. Treasury Two Year Note, June 2007	10,169

	Net unrealized depreciation	$(8,309)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE
The Fund pays a floating rate based on 3 month USD Libor and the Fund receives from the counterparty a fixed rate equal to 7.25% quarterly. Counterparty: Barclays Capital, Inc.
	01/30/22	$2,000	$(19,322)
The Fund pays a floating rate based on 3 month USD Libor and the Fund receives from the counterparty a fixed rate equal to 7.75% quarterly. Counterparty: JPMorgan & Co.
	03/26/22	1,790	(72,592)

			$(91,914)

Notes:

[1]	Cost for Federal income tax purposes is $245,583,760 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$9,726,146
Gross unrealized depreciation	(10,412,466)

Net unrealized (depreciation)	$(686,320)

[2]	Floating rate security. The rate disclosed is that in effect at March 31, 2007.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2007 was $29,254,457 representing 11.94% of total net assets.

[4]	Illiquid security.
[5]	Securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of TNA
08/21/06	Northwest Air Dip, 7.85%, 08/21/08	$1,000,000	$1,004,531	0.41%

		$1,000,000	$1,004,531	0.41%

[6]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2007.
[7]	Represents annualized yield at date of purchase.
[8]	Securities, or a portion there of, pledged as collateral with a value of $96,960 on 92 short Euro Ninety Day futures contracts and 43 short U.S. Treasury Two Year Note futures contracts.
†

Fair valued security. The aggregate value of fair valued securities is $29,159,644 which is 11.90% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective date less than the stated maturity date.

(IO): Interest only

(MTN): Medium term note

(STEP): Step coupon bond

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES — 15.12%**
ABFS Mortgage Loan Trust 2002-2 A7 (STEP)
5.22%	07/15/33		$334,126	$331,780
Amresco Residential Securities Mortgage Loan Trust 1998-2 B1F
7.72%	06/25/28		93,018	88,032
Bayview Financial Acquisition Trust 2005-A A1 (STEP)
5.82%	02/28/40	2,3,†	12,500,000	12,499,995
Bayview Financial Revolving Mortgage Loan Trust 2005-E A1 (STEP)
5.82%	12/28/40	2,3,†	14,000,000	13,999,996
Bear Stearns Asset Backed Securities, Inc. 2000-2 M2 (STEP)
8.28%	08/25/30		5,995,000	6,103,556
Castle Trust 2003-1AW A1
6.07%	05/15/27	[2,3]	4,084,641	4,086,418
Conseco Finance 2001-D A5 (STEP)
6.19%	11/15/32		995,772	1,008,446
Conseco Finance Securitizations Corp. 2001-3 AIO (IO)
2.50%	05/01/33	4,†	16,225,000	61,659
Countrywide Asset-Backed Certificates 2004-13 AV2 (STEP)
5.58%	05/25/34	[2]	1,366,209	1,367,478
Countrywide Asset-Backed Certificates 2005-13 AF1
5.45%	04/25/36	[2]	3,345,921	3,348,322
Countrywide Home Equity Loan Trust 2005-M A2
5.44%	02/15/36	[2]	3,725,021	3,726,906
Credit-Based Asset Servicing and Securitization LLC 2006-CB1 AF2 (STEP)
5.24%	01/25/36		7,685,000	7,654,292
Credit-Based Asset Servicing and Securitization LLC 2007-CB2 A2B (STEP)
5.51%	02/25/37		20,580,000	20,525,691
First Alliance Mortgage Loan Trust 1994-3 A1
7.83%	10/25/25		3,841	3,824
First Franklin Mortgage Loan Asset Backed Certificates 2005-FF2 A2B
5.50%	03/25/35	[2]	1,397,844	1,398,920
First Franklin Mortgage Loan Asset Backed Certificates 2005-FFA M2 (STEP)
5.48%	03/25/25		9,245,000	9,116,575
First Union Home Equity Loan Trust 1997-3 B
7.39%	03/25/29		92,027	83,802
Genesis Funding Ltd. 2006-1A G1
5.56%	12/19/32	2,3,†	8,650,000	8,649,998
GMAC Mortgage Corp. Loan Trust 2000-HE2 A1
5.54%	06/25/30	[2]	6,447,548	6,454,635
Green Tree Financial Corp. 1994-1 A5
7.65%	04/15/19		956,339	993,198
Green Tree Financial Corp. 1995-10 A6
7.05%	01/15/27		850,904	858,545
Green Tree Home Improvement Loan Trust 1997-E HEB1
7.53%	01/15/29		8,423,187	8,432,687
Green Tree Recreational, Equipment & Consumer Trust 1996-D CTFS
7.24%	12/15/22		606,134	536,835
Greenpoint Mortgage Funding Trust 2005-HE2 A1
5.52%	04/15/30	[2]	333,620	333,908
GSAMP Trust 2006-S6 A2 (STEP)
5.55%	10/25/36		2,228,000	2,232,293
GSR Mortgage Loan Trust 2005-HEL1 M2
6.05%	11/25/30	[2]	7,085,000	7,015,164
Home Equity Mortgage Trust 2006-1 A1B
5.45%	05/25/36	[2]	4,898,186	4,901,928
IndyMac Home Equity Loan Asset-Backed Trust 2004-1 A
5.46%	04/25/26	[2]	3,106,471	3,108,820
JP Morgan Mortgage Acquisition Corp. 2007-CH1 AF2 (STEP)
5.45%	11/25/36	†	12,415,000	12,407,072
JP Morgan Mortgage Acquisition Corp. 2007-CH2 AF2 (STEP)
5.48%	01/25/37	†	15,300,000	15,284,020
Lehman ABS Manufactured Housing Contract 2001-B AIOC (IO)
0.54%	05/15/41	2,4,†	365,057,526	6,388,484
Lehman XS Trust 2006-12N A1A1 (STEP)
5.40%	08/25/46	[2]	4,371,618	4,370,254
Long Beach Asset Holdings Corp. 2006-8 N1
6.05%	10/25/46	3,†	5,694,373	5,608,960
Long Beach Asset Holdings Corp. 2006-9 N1
6.25%	10/25/46	3,†	3,726,804	3,689,536
Merrill Lynch Mortgage Investors, Inc. 2006-WMC1 A2B
5.46%	01/25/37	[2]	5,139,000	5,142,196
Morgan Stanley ABS Capital I 2004-NC2 M2
6.52%	12/25/33	[2]	1,100,000	1,106,618
Nomura Asset Acceptance Corp. 2006-S1 A1
5.46%	01/25/36	[2,3]	5,090,358	5,093,928
Oakwood Mortgage Investors, Inc. 2002-B A1
5.55%	05/15/13	[2]	497,198	460,327
Oakwood Mortgage Investors, Inc. 2002-B A2
5.19%	09/15/19		325,739	288,701
Oakwood Mortgage Investors, Inc. 2002-B AIO (IO)
6.00%	05/15/10	4,†	12,746,711	1,657,071

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Pegasus Aviation Lease Securitization 2000-1 B1
8.08%	03/25/30	3,4,†	$8,806,150	$88,058
Residential Asset Mortgage Products, Inc. 2001-RS1 AI4 (STEP)
7.51%	03/25/31		587,321	585,544
Residential Asset Securities Corp. 2005-KS8 A1
5.43%	08/25/35	[2]	236,366	236,493
Structured Asset Receivables Trust 2003-1
6.02%	01/21/10	2,3,†	4,588,053	4,565,114
Structured Asset Receivables Trust 2003-2
5.47%	01/21/09	2,3,†	1,494,388	1,486,917
Structured Settlements Fund 1999-A A
7.25%	12/20/15	3,†	347,508	347,508
Terwin Mortgage Trust 2004-7HE A1
5.87%	07/25/34	[2,3]	196,801	196,923
Terwin Mortgage Trust 2005-13SL A1B
4.75%	12/25/36	2,3,†	12,100,000	11,826,301
Terwin Mortgage Trust 2005-9HGS A1
4.00%	08/25/35	[2,3]	2,658,875	2,634,225
Terwin Mortgage Trust 2006-2HGS A2
4.50%	03/25/37	[2,3]	8,200,000	8,050,115
Terwin Mortgage Trust 2006-4SL A2
4.50%	05/25/37	[2,3]	12,500,000	12,336,765
Terwin Mortgage Trust 2006-8 2A1
4.50%	08/25/37	2,3,†	12,344,588	12,198,204
Vertical CDO Ltd. 2007-1A A1J
5.90%	04/10/47	2,3,†	5,500,000	5,363,548

Total Asset-Backed Securities
(Cost $257,412,337)				250,336,585

CORPORATES — 23.79%*
Automotive — 2.75%
Delphi Dip 2nd Lien
8.13%	12/31/07	[5]	2,500,000	2,511,980
Ford Motor Credit Co.
6.93%	01/15/10	[2]	4,070,000	4,009,605
8.11%	01/13/12	[2]	20,160,000	19,730,007
9.81%	04/15/12	[2]	1,750,000	1,857,555
GMAC LLC
4.38%	12/10/07		4,560,000	4,503,242
7.56%	12/01/14	[2]	12,798,000	12,966,089

				45,578,478

Banking — 3.46%
BankAmerica Institutional A
8.07%	12/31/26	[3]	5,250,000	5,466,967
BankBoston Capital Trust II
7.75%	12/15/26		4,246,000	4,420,192
Banponce Trust I
8.33%	02/01/27		7,400,000	7,716,646
BNP Paribas SA (MTN)
8.25%	11/28/21	[2,6]	2,019,000	2,005,876
Credit Suisse USA, Inc.
6.50%	01/15/12		3,200,000	3,367,360
CS First Boston/London
9.65%	03/24/10	[2,3]	6,764,000	6,227,615
9.65%	03/24/10	[2,3]	3,146,000	2,896,522
Deutsche Bank Luxembourg SA
6.83%	12/28/07	[3]	4,128,000	4,174,646
JPMorgan Chase & Co. C (MTN)
8.55%	07/23/13	2,†	1,500,000	1,336,036
JPMorgan Chase Bank NA
8.75%	11/28/21	[2]	2,084,000	2,061,284
MBNA Capital A
8.28%	12/01/26		924,000	964,103
NB Capital Trust II
7.83%	12/15/26		3,200,000	3,333,696
North Fork Bancorporation, Inc.
5.00%	08/15/12	[2]	5,226,000	5,215,997
Roslyn Bancorp, Inc.
5.75%	11/15/07		6,900,000	6,873,118
State Street Institutional Capital B
8.04%	03/15/27	[3]	1,228,000	1,280,013

				57,340,071

Basic Industry — 0.36%
Steel Dynamics, Inc.
9.50%	03/15/09		5,800,000	5,937,750

Communications — 0.91%
Cebridge 2nd Lien PIK
11.36%	05/05/14	[5]	4,814,820	4,968,721
New England Telephone & Telegraph Co.
7.65%	06/15/07		4,964,000	4,984,357
Viacom, Inc.
5.70%	06/16/09	[2]	5,150,000	5,167,335

				15,120,413

Consumer Products — 0.24%
SABMiller PLC
5.65%	07/01/09	[2,3]	4,000,000	4,008,304

Electric — 3.89%
American Electric Power Co., Inc. (STEP)
4.71%	08/16/07		6,270,000	6,252,149
Cedar Brakes I LLC
8.50%	02/15/14	[3]	2,742,676	2,979,037
Cedar Brakes II LLC
9.88%	09/01/13	[3]	10,347,080	11,478,751
Cogentrix Energy, Inc.
8.75%	10/15/08	[3]	5,200,000	5,487,472
Dominion Resources, Inc.
5.65%	09/28/07	[2]	7,000,000	7,003,626
Entergy Gulf States, Inc.

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
6.09%	12/08/08	[2,3]	$5,230,000	$5,245,465
Georgia Power Capital Trust VI
4.88%	11/01/42	[2]	7,360,000	7,333,710
Power Contract Financing LLC
6.26%	02/01/10	[3]	3,344,034	3,377,662
Power Receivables Finance LLC
6.29%	01/01/12	[3]	2,279,238	2,305,041
TECO Energy, Inc.
7.36%	05/01/10	[2]	1,415,000	1,453,913
TXU Energy Co. LLC
5.85%	09/16/08	[2,3]	11,500,000	11,503,830

				64,420,656

Finance — 3.96%
Countrywide Financial Corp. B (MTN)
5.57%	03/24/09	[2]	1,900,000	1,897,236
Lehman Brothers Holdings, Inc. (MTN)
5.58%	07/18/11	[2]	1,730,000	1,733,989
11.00%	11/07/16	[2]	6,776,000	7,011,127
Lehman Brothers Holdings, Inc. H (MTN)
12.50%	11/30/10	[2]	3,293,000	3,206,394
14.50%	06/20/16	[2]	5,886,000	6,503,441
Lehman Brothers Holdings, Inc. I (MTN)
5.59%	01/12/12	[2]	6,140,000	6,133,921
8.92%	02/16/17	[2]	4,198,000	4,361,302
Meridian Funding Co. LLC
5.56%	10/06/08	[2,3]	2,102,262	2,105,407
Pemex Finance Ltd.
8.88%	11/15/10		7,334,000	7,913,863
Pemex Finance Ltd. 1992-2 A1
9.69%	08/15/09		2,997,500	3,162,168
Residential Capital LLC
5.84%	06/09/08	[2]	7,300,000	7,228,898
6.73%	06/29/07	[2]	1,000,000	1,001,188
7.19%	04/17/09	[2,3]	6,668,000	6,613,522
Toyota Motor Credit Corp. (MTN)
8.00%	10/24/13	[2]	6,747,000	6,669,410

				65,541,866

Food — 0.54%
Corn Products International, Inc.
8.25%	07/15/07		8,923,000	8,995,565

Health Care — 0.54%
Biovail Corp.
7.88%	04/01/10		3,095,000	3,153,031
Cardinal Health, Inc.
5.62%	10/02/09	[2,3]	1,827,000	1,828,209
HCA Term Loan B
7.60%	11/17/13	[5]	3,990,000	4,028,655

				9,009,895

Insurance — 0.61%
Farmers Insurance Exchange Capital
6.00%	08/01/14	[3]	1,900,000	1,885,114
Zurich Capital Trust I
8.38%	06/01/37	[3]	7,870,000	8,218,263

				10,103,377

Natural Gas — 0.23%
Sempra Energy
4.62%	05/17/07		1,250,000	1,248,658
5.83%	05/21/08	[2]	2,575,000	2,575,721

				3,824,379

Real Estate Investment Trust (REIT) — 3.54%
Camden Property Trust
4.38%	01/15/10		2,068,000	2,027,612
CPG Partners LP
8.25%	02/01/11		4,065,000	4,466,224
Duke Realty LP
5.63%	08/15/11		8,550,000	8,657,448
First Industrial LP
5.25%	06/15/09		4,080,000	4,069,757
7.60%	05/15/07		2,750,000	2,756,674
Health Care Property Investors, Inc.
6.45%	06/25/12		4,000,000	4,144,264
Health Care Property Investors, Inc. (MTN)
5.80%	09/15/08	[2]	4,380,000	4,380,272
Health Care REIT, Inc.
7.63%	03/15/08		3,435,000	3,494,679
Highwoods Properties, Inc.
7.13%	02/01/08		2,358,000	2,388,333
JDN Realty Corp.
6.95%	08/01/07		5,200,000	5,207,675
Reckson Operating Partnership LP
7.20%	08/28/07	5,†	2,725,000	2,745,084
7.75%	03/15/09		4,250,000	4,438,160
Shurgard Storage Centers, Inc.
7.75%	02/22/11		1,500,000	1,615,298
UDR, Inc. (MTN)
4.30%	07/01/07		3,025,000	3,016,584
Westfield Capital Corp. Ltd.
5.66%	11/02/07	[2,3]	5,175,000	5,185,252

				58,593,316

Secured Assets — 0.31%
Ingress I Ltd.
7.38%	03/30/40	3,†	5,490,000	5,050,800

Transportation — 2.45%
Air 2 US A
8.03%	10/01/20	[3]	3,251,260	3,415,855
Continental Airlines, Inc. 1997-1 A
7.46%	10/01/16		1,896,437	1,980,591

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
Continental Airlines, Inc. 1997-4 A
6.90%	07/02/19		$1,470,482	$1,555,218
Continental Airlines, Inc. 1999-1 A
6.55%	08/02/20		3,827,162	3,982,641
Continental Airlines, Inc. 2002-1 G2
6.56%	08/15/13		2,105,000	2,232,616
Delta Air Lines, Inc. 2000-1 A1
7.38%	11/18/11	[7]	6,238,335	6,390,395
Delta Air Lines, Inc. 2001-1 A1
6.62%	09/18/12	[7]	6,754,044	6,834,248
Delta Air Lines, Inc. 2001-1 A2
7.11%	03/18/13	[7]	2,000,000	2,061,250
Northwest Air Dip
7.85%	08/21/08	[5]	6,000,000	6,027,186
Northwest Airlines, Inc. 2001-1 A1
7.04%	10/01/23	[7,8]	1,764,247	1,767,555
United Air Lines, Inc.
7.38%	02/01/14	[5]	500,000	500,860
United Air Lines, Inc. 2001-1 A2
6.20%	03/01/10		3,773,664	3,804,325

				40,552,740

Total Corporates
(Cost $392,662,747)				394,077,610

MORTGAGE-BACKED — 23.21%**
Commercial Mortgage-Backed — 0.89%
CS First Boston Mortgage Securities Corp. 2004-C2 A
3.82%	05/15/36		9,339,957	8,988,185
CS First Boston Mortgage Securities Corp. 2004-C5 A2
4.18%	11/15/37		5,800,000	5,673,222
DLJ Mortgage Acceptance Corp. 1996-QA S (IO)
2.58%	01/25/26	2,3,4,†	237,627	297

				14,661,704

Non-Agency Mortgage-Backed — 9.57%
Banc of America Mortgage Securities, Inc. 2005-2 1A6
5.50%	03/25/35		22,965,894	22,887,312
Banco de Credito Y Securitizacion SA 2001-1 AF
8.00%	05/31/10	3,4,6,†	3,405,517	953,546
BHN I Mortgage Fund 2000-1 AF
8.00%	03/31/11	3,4,†	3,452,832	966,794
BlackRock Capital Finance LP 1997-R2 AP
9.12%	12/25/35	[2,3]	24,032	24,032
Chase Mortgage Finance Corp. 2005-A1 1A1
5.41%	12/25/35	[2]	11,241,145	11,130,487
Chevy Chase Mortgage Funding Corp. 2005-2A A1 (STEP)
5.50%	05/25/36	2,3,†	8,022,420	8,022,416
Citigroup Mortgage Loan Trust, Inc. 2003-1 WA2
6.50%	06/25/31		75,833	76,828
Citigroup Mortgage Loan Trust, Inc. 2004-HYB1 A41
5.14%	02/25/34	[2]	324,135	321,956
Countrywide Alternative Loan Trust 2005-14 4X (IO)
2.19%	05/25/35	4,9,†	13,137,407	281,794
Countrywide Alternative Loan Trust 2005-27 2A1
6.33%	08/25/35	[2]	3,254,234	3,266,592
Countrywide Alternative Loan Trust 2005-59 1A1
5.68%	11/20/35	[2]	6,866,886	6,895,464
Countrywide Alternative Loan Trust 2005-59 2X (IO)
2.46%	11/20/35	[4,9]	29,572,737	1,036,761
Countrywide Alternative Loan Trust 2006-0A9 X1P (IO)
2.77%	07/20/46	[4,9]	5,325,992	242,166
Countrywide Alternative Loan Trust 2006-46 A4
6.00%	02/25/47		19,793,586	19,918,744
Countrywide Alternative Loan Trust 2006-OA2 X1P (IO)
2.74%	05/20/46	[4]	41,801,482	1,823,213
Countrywide Alternative Loan Trust NIM 2006-OA11 N1
6.00%	09/25/46	[3]	4,195,755	4,183,495
Downey Savings & Loan Association Mortgage Loan Trust 2005-AR2 2A1A
5.53%	03/19/45	[2]	7,537,039	7,550,840
Harborview Mortgage Loan Trust 2005-1 X (IO)
2.18%	03/19/35	[4,9]	16,526,426	335,693
Harborview Mortgage Loan Trust 2005-10 X (IO)
2.30%	11/19/35	[2,4]	28,459,486	751,508
Harborview Mortgage Loan Trust 2006-1 X1 (IO)
2.63%	03/19/37	[2,4]	6,741,979	300,229
Harborview Mortgage Loan Trust 2006-4 X (IO)
2.90%	05/19/47	[2,4]	8,372,377	358,442
Impac CMB Trust 2005-5 A1 (STEP)
5.64%	08/25/35	[2]	11,459,307	11,482,515
IndyMac Index Mortgage Loan Trust 2004-AR12 A1
5.71%	12/25/34	[2]	3,288,551	3,295,756
IndyMac Index Mortgage Loan Trust 2004-AR12 AX2 (IO)
1.85%	12/25/34	[4,9]	11,615,669	243,203
IndyMac Index Mortgage Loan Trust 2004-AR8 2A2A
5.72%	11/25/34	[2]	9,159,433	9,206,408

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Adjustable Rate Mortgages Trust 2004-1 2A1
3.61%	01/25/34	[2]	$988,868	$1,003,855
MASTR Adjustable Rate Mortgages Trust 2004-5 3A1
4.59%	06/25/34	[2]	2,868,341	2,882,233
MASTR Seasoned Securities Trust 2004-1 4A1
5.27%	10/25/32	[2]	3,397,450	3,431,775
MASTR Seasoned Securities Trust 2005-1 4A1
5.83%	10/25/32	[2]	4,503,698	4,569,088
Residential Asset Mortgage Products, Inc. 2004-SL1 A7
7.00%	11/25/31		2,235,138	2,284,731
Residential Asset Mortgage Products, Inc. 2004-SL4 A3
6.50%	07/25/32		5,877,520	5,995,174
Residential Asset Mortgage Products, Inc. 2005-SL1 A5
6.50%	05/25/32		11,126,112	11,279,096
Washington Mutual MSC Mortgage Pass-Through Certificates 2003-MS2 3A1
5.00%	03/25/18		5,084,102	4,987,189
Washington Mutual, Inc. 2005-AR2 2A21
5.65%	01/25/45	[2]	3,085,224	3,097,098
Washington Mutual, Inc. 2002-AR18 A
4.11%	01/25/33	[2]	2,467,692	2,463,125
Washington Mutual, Inc. 2004-AR10 A2A
5.63%	07/25/44	[2]	200,601	200,749
Washington Mutual, Inc. 2004-AR12 A4A
5.63%	10/25/44	[2]	261,167	261,380
Washington Mutual, Inc. 2006-AR5 X (IO)
1.47%	06/25/46	[4,9]	85,386,605	725,786

				158,737,473

U.S. Agency Mortgage-Backed — 12.75%
Fannie Mae 1993-95 SB
15.05%	06/25/08	[2]	40,531	42,257
Fannie Mae 1997-44 SB (IO)
2.61%	06/25/08	[2]	416,851	7,337
Fannie Mae 1997-76 FS
5.79%	09/17/27	[2]	103,201	103,725
Fannie Mae 2001-60 JZ
6.00%	03/25/31		264,370	263,784
Fannie Mae 2003-90 UD (IO)
5.50%	10/25/26		6,731,818	536,132
Fannie Mae 2006-B2 AB
5.50%	05/25/14		18,840,939	18,875,840
Fannie Mae Pool 555177
4.82%	01/01/33	[2]	175,527	174,682
Fannie Mae Pool 567002
8.00%	05/01/23		247,998	261,050
Fannie Mae Pool 691241
5.65%	04/01/37	[2]	10,717,080	10,717,080
Fannie Mae Pool 735686
6.50%	12/01/22		6,469,633	6,579,661
Fannie Mae Pool 745383
4.39%	12/01/35	[2]	8,076,645	8,102,253
Fannie Mae Pool 770333
3.54%	04/01/34	[2]	5,722,770	5,777,907
Fannie Mae Pool 770900
3.26%	04/01/34	[2]	3,377,040	3,367,941
Fannie Mae Pool 785307
4.16%	07/01/34	[2]	8,087,678	8,146,313
Fannie Mae Pool 805256
4.03%	01/01/35	[2]	9,621,123	9,649,996
Fannie Mae Pool 817611
5.35%	11/01/35	[2]	5,332,508	5,310,763
Fannie Mae Pool 888256
5.86%	02/01/37	[2]	15,582,673	15,682,663
Final Maturity Amortizing Notes 2005-21
4.00%	02/25/10	†	10,773,374	10,471,115
Freddie Mac 2174 PN
6.00%	07/15/29		6,342,677	6,432,687
Freddie Mac 2561 BX (IO)
5.00%	05/15/17		1,418,353	167,126
Freddie Mac 3205 PB
6.00%	08/15/29		16,145,000	16,455,628
Freddie Mac Gold A24156
6.50%	10/01/31		2,603,988	2,681,902
Freddie Mac Gold C46104
6.50%	09/01/29		81,629	84,225
Freddie Mac Gold G02461
6.50%	11/01/36		19,785,187	20,183,335
Freddie Mac Gold G11707
6.00%	03/01/20		5,366,495	5,463,527
Freddie Mac Gold P50019
7.00%	07/01/24	†	138,443	142,596
Freddie Mac Pool 1B1928
4.26%	08/01/34	[2]	7,288,262	7,322,387
Freddie Mac Pool 1L0113
6.55%	05/01/35	[2]	5,417,989	5,574,895
Freddie Mac Pool 1Q0196
5.94%	02/01/37	[2]	24,405,334	24,724,807
Freddie Mac Pool 781469
3.12%	04/01/34	[2]	5,162,034	5,183,506
Freddie Mac Pool 786781
7.68%	08/01/29	[2]	327,286	333,724
Freddie Mac Pool 847288
3.14%	05/01/34	[2]	8,966,024	8,983,609
Ginnie Mae 2003-28 LI (IO)
5.50%	02/20/32		1,991,825	253,428
Ginnie Mae 2003-40 IW (IO)
5.50%	07/20/29		2,897,609	97,091

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae 2003-75 CI (IO)
5.50%	01/20/21		$163,414	$613
Ginnie Mae I Pool 422972
6.50%	07/15/29		89,388	92,078
Ginnie Mae II Pool 1849
8.50%	08/20/24		2,895	3,121
Ginnie Mae II Pool 2020
8.50%	06/20/25		8,179	8,819
Ginnie Mae II Pool 2286
8.50%	09/20/26		5,754	6,167
Ginnie Mae II Pool 2487
8.50%	09/20/27		27,216	29,178
Ginnie Mae II Pool 80589
5.63%	03/20/32	[2]	418,504	423,173
Ginnie Mae II Pool 80968
6.00%	07/20/34	[2]	2,409,197	2,426,252

				211,144,373

Total Mortgage-Backed
(Cost $390,833,168)				384,543,550

U.S. AGENCY SECURITIES — 10.65%
Fannie Mae
3.13%	03/16/09		10,673,000	10,330,076
4.63%	12/15/09		16,210,000	16,138,141
4.88%	04/15/09		9,930,000	9,932,393
5.30%	02/22/11		9,985,000	9,967,277
Federal Home Loan Bank
4.38%	10/03/08		9,850,000	9,774,470
4.50%	10/12/07		8,185,000	8,154,511
5.00%	09/18/09		5,590,000	5,615,904
5.25%	08/05/09		33,325,000	33,631,457
5.50%	03/02/09		16,045,000	16,045,000
Freddie Mac
4.75%	11/03/09		2,775,000	2,770,538
5.25%	10/06/11		8,050,000	8,043,987
5.35%	11/14/11		22,600,000	22,630,510
5.75%	03/15/09		9,575,000	9,732,279
6.63%	09/15/09		13,165,000	13,705,910

Total U.S. Agency Securities
(Cost $175,982,747)				176,472,453

U.S. TREASURY SECURITIES — 16.12%
U.S. Treasury Notes — 16.12%
U.S. Treasury Notes
3.50%	11/15/09		187,551,000	182,737,691
4.88%	05/15/09		83,833,000	84,311,184

				267,048,875

Total U.S. Treasury Securities
(Cost $266,635,734)				267,048,875

Issues	Maturity Date		Shares	Value
PREFERRED STOCK — 0.19%
Finance — 0.19%
Woodbourne Pass-Through Trust
6.42%	12/31/49	[2,3]	30	$3,012,189

Total Preferred Stock
(Cost $3,000,000)				3,012,189

	Notional Amount (000’s)	Value
PURCHASED SWAPTIONS — 0.11%

Option to enter into a 2 year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 4.60% annually; Option Expiration Date of 12/29/09. Counterparty: Barclays Capital, Inc.

	115,942	717,901

Option to enter into a 2 year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 4.81% annually; Option Expiration Date of 01/28/10. Counterparty: Citigroup Inc.

	56,890	438,053

Option to enter into a 30 year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 4.87% annually; Option Expiration Date of 12/29/09. Counterparty: Barclays Capital, Inc.

	14,622	416,547

Option to enter into a 30 year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.06% annually; Option Expiration Date of 01/28/10. Counterparty: Citigroup Inc.

	7,361	269,413

Total Purchased Swaptions
(Cost 1,836,871)		1,841,914

Issues	Maturity Date	Principal Amount	Value
SHORT TERM INVESTMENTS — 13.02%
Commercial Paper — 11.68%
Chariot Funding LLC
5.27%[10]	04/24/07	$33,255,000	$33,143,032
CRC Funding LLC
5.26%[10]	04/23/07	33,200,000	33,093,280
DaimlerChrysler NA Holding Corp.
5.35%[10]	04/27/07	13,070,000	13,019,499
5.36%[10]	04/16/07	16,990,000	16,952,056
General Electric Capital Corp.
5.23%[10]	04/19/07	28,360,000	28,285,839

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Maturity Date		Principal Amount	Value
SHORT TERM INVESTMENTS (continued)
Commercial Paper (continued)
National Rural Utilities Cooperative Finance Corp.
5.25%[10]	05/03/07		$3,015,000	$3,000,930
Park Avenue Receivables Corp.
5.26%[10]	04/20/07		16,305,000	16,259,736
5.27%[10]	04/24/07		17,100,000	17,042,425
Ranger Funding Co. LLC
5.26%[10]	04/05/07		32,690,000	32,670,894

				193,467,691

Money Market Fund — 1.31%
JPMorgan Prime Money Market Fund			21,686,992	21,686,992

U.S. Treasury Bills — 0.03%
U.S. Treasury Bills
4.96%[10]	04/05/07	[11]	469,000	468,805
5.10%[10]	04/05/07	[11]	114,000	113,936

				582,741

Total Short Term Investments
(Cost $215,737,360)				215,737,424

Total Investments – 102.21%
(Cost $1,704,100,964)[1]				$1,693,070,600

Liabilities in Excess of Other Assets – (2.21)%				(36,606,215)

Net Assets – 100.00%				1,656,464,385

Issues	Notional Amount (000’s)	Premiums Received	Value
WRITTEN SWAPTIONS

Option to enter into a 10-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD Libor in exchange for receiving from the Fund a fixed rate of 4.80% annually; Option Expiration Date of 12/29/09. Counterparty: Barclays Capital, Inc.

	56,000	$(1,260,000)	$(1,044,551)

Option to enter into a 10-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 5.02% semi-annually; Option Expiration Date of 01/28/10. Counterparty: Citigroup Inc.

	28,000	(575,556)	(658,000)

Option to enter into a 2-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 5.33% semi-annually; Option Expiration Date of 04/16/07. Counterparty: Citigroup Inc.

	21,730	(29,335)	(1,087)

Option to enter into a 2-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 5.33% semi-annually; Option Expiration Date of 04/16/07. Counterparty: Lehman Brothers Holdings, Inc.

	25,570	(35,159)	—

Total Written Swaptions		$(1,900,050)	$(1,703,638)

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: SHORT POSITIONS
47	U.S. Treasury Five Year Note, June 2007	$15,889

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
1,161	U.S. Treasury Two Year Note, June 2007	$752,446

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE
The Fund pays a floating rate based on 3 month USD Libor and the Fund receives from the counterparty a fixed rate equal to 7.25% quarterly. Counterparty: Barclays Capital, Inc.
	01/30/22	$7,000	(67,627)
The Fund pays a floating rate based on 3 month USD Libor and the Fund receives from the counterparty a fixed rate equal to 7.75% quarterly. Counterparty: JPMorgan & Co.
	03/26/22	3,320	(134,641)

			$(202,268)

SWAPS: CREDIT DEFAULT (PURCHASED)

Pay a fixed rate equal to 0.12% and the Fund will receive from the counterparty at par including interest accrued in the event default of FSA Monocline Supp, 6.95% due 12/20/11. Counterparty: CS First Boston

	12/20/11	3,000	4,596
Pay a fixed rate equal to 0.50% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Southwest LUV, 6.50% due 03/01/12. Counterparty: UBS AG
	03/20/14	4,000	14,855

Pay a fixed rate equal to 3.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Countrywide Asset-Backed Certificates 2004-ECC1 B, 8.32% due 01/25/34. Counterparty: Citigroup Inc.

	01/25/34	796	34,451

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) (continued)

Pay a fixed rate equal to 2.10% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the MASTR Asset-Backed Securities Trust 2004-WMC2 M5, 7.72% due 04/25/34. Counterparty: Citigroup Inc.

	04/25/34	478	11,701

Pay a fixed rate equal to 2.05% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Countrywide Asset-Backed Certificates 2004-6 M8, 6.79% due 05/25/34. Counterparty: Citigroup Inc.

	05/25/34	478	1,990

Pay a fixed rate equal to 2.07% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley ABS Capital I 2004-NC5 B2, 7.57% due 05/25/34. Counterparty: Citigroup Inc.

	05/25/34	478	3,420

Pay a fixed rate equal to 2.03% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Long Beach Mortgage Loan Trust 2004-2 M6, 7.57% due 06/25/34. Counterparty: Citigroup Inc.

	06/25/34	478	7,031

Pay a fixed rate equal to 2.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Countrywide Asset-Backed Certificates 2004-ECC2 M8, 7.47% due 06/25/34. Counterparty: Citigroup Inc.

	06/25/34	796	10,353

Pay a fixed rate equal to 2.05% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AmeriQuest Mortgage Securities, Inc. 2004-R6 M3, 7.47% due 07/25/34. Counterparty: Citigroup Inc.

	07/25/34	478	45,831

Pay a fixed rate equal to 2.05% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley ABS Capital I 2004-HE6 B2, 7.27% due 08/25/34. Counterparty: Citigroup Inc.

	08/25/34	478	10,948

Pay a fixed rate equal to 1.95% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the CDC Mortgage Capital Trust 2004-HE3 B2, 7.27% due 11/25/34. Counterparty: Citigroup Inc.

	11/25/34	478	27,375

Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Countrywide Asset-Backed Certificates 2004-12 MV8, 7.12% due 11/25/34. Counterparty: Citigroup Inc.

	11/25/34	478	8,597

Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the GSAMP Trust 2005-HE1 B2, 7.02% due 11/25/34. Counterparty: Citigroup Inc.

	11/25/34	478	5,104

Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Residential Asset Securities Corp. 2004-KS10 M5, 7.17% due 11/25/34. Counterparty: Citigroup Inc.

	11/25/34	478	17,175

Pay a fixed rate equal to 3.35% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Aegis Asset-Backed Securities Trust 2004-5 B3, 8.82% due 12/25/34. Counterparty: Citigroup Inc.

	12/25/34	478	139,401

Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the ACE Securities Corp. 2004-RM2 B1, 7.02% due 01/25/35. Counterparty: Citigroup Inc.

	01/25/35	478	5,120

Pay a fixed rate equal to 2.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the New Century Home Equity Loan Trust 2004-4 M9, 8.02% due 02/25/35. Counterparty: Citigroup Inc.

	02/25/35	796	28,675

Pay a fixed rate equal to 3.05% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Equity Asset Trust 2004-8 B3, 8.48% due 03/25/35. Counterparty: Citigroup Inc.

	03/25/35	478	114,795

			$491,418

Notes: [1] Cost for Federal income tax purposes is $1,704,252,877 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation			$24,041,590
Gross unrealized depreciation			(35,223,867)

Net unrealized (depreciation)			$(11,182,277)

[2] Floating rate security. The rate disclosed is that in effect at March 31, 2007.

[3]        Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2007 was $230,619,025 representing 13.92% of total net assets.

[4] Illiquid security.
[5] Securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of TNA
06/30/06	Cebridge 2nd Lien PIK, 11.36%, 05/05/14	$4,814,820	$4,968,721	0.30%
01/08/07	Delphi Dip 2nd Lien, 8.13%, 12/31/07	2,500,000	2,511,980	0.15%
11/14/06	HCA Term Loan B, 7.60%, 11/17/13	3,990,000	4,028,655	0.24%
08/21/06	Northwest Air Dip, 7.85%, 08/21/08	6,000,000	6,027,186	0.36%

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2007

Date of Purchase	Security	Amortized Cost	Value	% of TNA
02/12/07	Reckson Operating Partnership LP, 7.20%, 08/28/07	$2,741,615	$2,745,084	0.17%
02/01/07	United Air Lines, Inc., 7.38%, 02/01/14	500,000	500,860	0.03%

		$20,546,435	$20,782,486	1.25%

[6]	Foreign domiciled securities.
[7]	Security is currently in default with regards to scheduled interest or principal payments.
[8]	Non-income producing security.
[9]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2007.
[10]	Represents annualized yield at date of purchase.
[11]

Securities, or a portion there of, pledged as collateral with a value of $582,741 on 47 short U.S. Treasury Five Year Note futures contracts and 1,161 long U.S. Treasury Two Year Note futures contracts.

†

Fair valued security. The aggregate value of fair valued securities is $146,092,918 which is 8.82% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective date less than the stated maturity date.

(IO): Interest only

(MTN): Medium term note

(PIK): Payment in kind

(STEP): Step coupon bond

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES—11.99%**
ABFS Mortgage Loan Trust 2002-2 A7 (STEP)
5.22%	07/15/33		$21,718	$21,566
Bayview Financial Acquisition Trust 2005-A A1 (STEP)
5.82%	02/28/40	2,3,†	1,500,000	1,499,999
Bayview Financial Revolving Mortgage Loan Trust 2005-E A1 (STEP)
5.82%	12/28/40	2,3,†	1,500,000	1,499,999
Birch Real Estate CDO Ltd. 1A A1
5.16%	02/10/38	3,†	650,000	635,375
Conseco Finance 2001-D A5 (STEP)
6.19%	11/15/32		331,924	336,149
Conseco Finance 2002-A A5 (STEP)
7.05%	04/15/32		357,175	360,238
Conseco Finance 2002-C BF2
8.00%	06/15/32	3,†	359,274	359,274
GMAC Mortgage Corp. Loan Trust 2006-HLTV A3
5.59%	10/25/29		935,000	937,313
Green Tree Home Improvement Loan Trust 1995-C B2
7.60%	07/15/20		151	148
Green Tree Home Improvement Loan Trust 1997-E HEB1
7.53%	01/15/29		1,341,272	1,342,785
HPSC Equipment Receivables LLC 2003-1A F
13.95%	07/20/11	3,†	46,867	47,570
JPMorgan RV Marine Trust 2004-1A A1
3.12%	04/15/11	[3]	120,683	119,697
Keystone Owner Trust 1998-P1 M2
7.93%	05/25/25	[3]	72,969	72,718
Mid-State Trust 11 A1
4.86%	07/15/38		1,565,337	1,501,865
Mid-State Trust 2004-1 B
8.90%	08/15/37		313,277	323,172
Mid-State Trust 2005-1 M2
7.08%	01/15/40		394,916	404,104
Oakwood Mortgage Investors, Inc. 1997-A A5
7.13%	05/15/27		68,976	69,184
Oakwood Mortgage Investors, Inc. 2001-D A2
5.26%	01/15/19		229,588	180,943
Oakwood Mortgage Investors, Inc. 2001-D A3
5.90%	09/15/22		273,548	225,345
Oakwood Mortgage Investors, Inc. 2002-B A1
5.55%	05/15/13	[2]	55,244	51,147
Structured Asset Receivables Trust 2003-1
6.02%	01/21/10	2,3,†	347,580	345,842
Terwin Mortgage Trust 2005-11 1A1A (STEP)
4.50%	11/25/36	[3]	121,753	121,142
Terwin Mortgage Trust 2005-9HGS A1
4.00%	08/25/35	[2,3]	198,757	196,915
Terwin Mortgage Trust 2006-2HGS A2
4.50%	03/25/37	[2,3]	800,000	785,377
Terwin Mortgage Trust 2006-8 2A1
4.50%	08/25/37	2,3,†	1,200,168	1,185,936
UCFC Home Equity Loan 1998-D BF1
8.97%	04/15/30		3,657	3,660
UCFC Home Equity Loan 1998-D MF1
6.91%	04/15/30		234,777	234,395

Total Asset-Backed Securities
(Cost $13,087,136)				12,861,858

CORPORATES — 20.88%*
Automotive — 3.03%
Delphi Dip 2nd Lien
8.13%	12/31/07	[4]	500,000	502,396
Ford Motor Credit Co.
6.63%	06/16/08		100,000	99,713
7.00%	10/01/13		240,000	223,384
7.25%	10/25/11		416,000	404,696
7.38%	02/01/11		300,000	295,301
8.11%	01/13/12	[2]	300,000	293,601
8.63%	11/01/10		319,000	325,794
General Motors Corp.
8.25%	07/15/23		14,000	12,670
GMAC LLC
6.88%	09/15/11		474,000	474,908
7.56%	12/01/14	[2]	613,000	621,051

				3,253,514

Banking — 2.73%
BankBoston Capital Trust II
7.75%	12/15/26		700,000	728,717
Banponce Trust I
8.33%	02/01/27		500,000	521,395
CS First Boston/London
9.65%	03/24/10	[2,3]	608,000	559,786
9.65%	03/24/10	[2,3]	334,000	307,514
Deutsche Bank Capital Funding Trust VII
5.63%	01/19/49	[2,3]	120,000	117,990
Greenpoint Capital Trust I
9.10%	06/01/27		227,000	238,093
JPMorgan Chase Bank NA
7.59%	03/28/22	[2]	215,000	205,303
8.75%	11/28/21	[2]	257,000	254,199

				2,932,997

Communications — 0.63%
Qwest Corp.
5.63%	11/15/08		489,000	491,445
7.88%	09/01/11		175,000	186,812

				678,257

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric — 2.29%
Cedar Brakes II LLC
9.88%	09/01/13	[3]	$571,271	$633,751
Entergy Louisiana LLC
5.83%	11/01/10		698,000	698,109
FPL Energy National Wind
5.61%	03/10/24	[3]	679,508	672,577
Power Receivables Finance LLC
6.29%	01/01/12	[3]	439,980	444,960

				2,449,397

Finance — 3.42%
Capital One Financial Corp.
5.70%	09/15/11		1,200,000	1,213,343
Lehman Brothers Holdings, Inc. (MTN)
11.00%	11/07/16	[2]	502,000	519,419
Lehman Brothers Holdings, Inc. H (MTN)
12.50%	11/30/10	[2]	271,000	263,873
14.50%	06/20/16	[2]	452,000	499,415
Lehman Brothers Holdings, Inc. I (MTN)
8.92%	02/16/17	[2]	260,000	270,114
Pemex Finance Ltd.
8.88%	11/15/10		375,000	404,649
Residential Capital LLC
7.19%	04/17/09	[2,3]	500,000	495,915

				3,666,728

Health Care — 0.47%
HCA Term Loan B
7.60%	11/17/13	[4]	498,750	503,582

Insurance — 2.50%
Allied World Assurance Holdings Ltd.
7.50%	08/01/16		244,000	263,507
Fairfax Financial Holdings Ltd.
7.75%	04/26/12		375,000	375,000
Farmers Exchange Capital
7.05%	07/15/28	[3]	410,000	421,519
7.20%	07/15/48	[3]	115,000	118,962
Nationwide Mutual Insurance Co.
6.60%	04/15/34	[3]	440,000	434,796
Stingray Pass-Through Trust
5.90%	01/12/15	[3]	225,000	211,500
Swiss Re Capital I LP
6.85%	05/29/49	[2,3]	250,000	258,703
Zurich Capital Trust I
8.38%	06/01/37	[3]	575,000	600,445

				2,684,432

Natural Gas — 1.00%
Sempra Energy
5.83%	05/21/08	[2]	475,000	475,133
Southern Union Co.
7.20%	11/01/66	[2]	585,000	$592,642

				1,067,775

Real Estate Investment Trust (REIT) — 2.73%
Colonial Realty LP
4.75%	02/01/10		586,000	578,071
CPG Partners LP
8.25%	02/01/11		330,000	362,572
Health Care Property Investors, Inc.
5.95%	09/15/11		800,000	814,838
7.07%	06/08/15		160,000	170,122
Highwoods Properties, Inc.
7.13%	02/01/08		790,000	800,162
Prime Property Fund, Inc.
5.60%	06/15/11	[3]	206,000	207,743

				2,933,508

Transportation — 2.08%
Air 2 US A
8.03%	10/01/20	[3]	440,235	462,522
American Airlines, Inc. 2005-1 G
5.11%	03/29/14	3,†	478,095	471,521
Continental Airlines, Inc. 1997-1 A
7.46%	10/01/16		324,330	338,723
Continental Airlines, Inc. 1997-4 A
6.90%	07/02/19		272,943	288,672
Continental Airlines, Inc. 1998-2 A
6.41%	10/15/08		42,393	42,420
Continental Airlines, Inc. 1999-2 A1
7.26%	09/15/21		196,588	211,455
Northwest Airlines, Inc. 2001-1 A1
7.04%	10/01/23	[5,6]	130,034	130,278
United Air Lines, Inc. 2001-1 A1
6.07%	09/01/14		56,309	56,694
United Air Lines, Inc. 2001-1 A2
6.20%	03/01/10		228,707	230,565

				2,232,850

Total Corporates
(Cost $22,196,683)				22,403,040

MORTGAGE-BACKED — 26.98%**
Commercial Mortgage-Backed — 2.35%
Bear Stearns Commercial Mortgage Securities, Inc. 2004-PWR6 A6
4.83%	11/11/41		1,300,000	1,265,380
GE Capital Commercial Mortgage Corp. 2005-C1 A5
4.77%	06/10/48	[2]	1,300,000	1,256,826

				2,522,206

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed — 10.50%
Adjustable Rate Mortgage Trust 2005-8 4A11
5.44%	11/25/35	[2]	$1,077,822	$1,067,891
Banc of America Mortgage Securities, Inc. 2003-1 2A4
5.00%	02/25/18		266,154	261,081
Chevy Chase Mortgage Funding Corp. 2004-1A A1
5.60%	01/25/35	2,3,†	892,202	892,202
Chevy Chase Mortgage Funding Corp. 2005-2A A1 (STEP)
5.50%	05/25/36	2,3,†	1,058,936	1,058,935
Countrywide Alternative Loan Trust 2005-14 4X (IO)
2.19%	05/25/35	7,8,†	959,485	20,581
Countrywide Alternative Loan Trust 2005-27 2A1
6.33%	08/25/35	[2]	493,769	495,644
Countrywide Alternative Loan Trust 2005-27 3A2
6.08%	08/25/35	[2]	82,752	82,906
Countrywide Alternative Loan Trust 2005-59 2X (IO)
2.46%	11/20/35	[7,8]	2,447,750	85,813
Countrywide Alternative Loan Trust 2006-OA2 X1P (IO)
2.74%	05/20/46	[8]	3,320,881	144,844
Countrywide Alternative Loan Trust NIM 2006-OA11 N1
6.00%	09/25/46	[3]	419,575	418,350
Countrywide Home Loan Mortgage Pass-Through Trust 2004-14 4A1
5.10%	08/25/34	[2]	882,978	868,187
First Horizon Asset Securities, Inc. 2002-7 2A2
5.25%	12/25/17		217,239	215,755
First Horizon Asset Securities, Inc. 2003-10 2A1
4.75%	01/25/19		881,456	857,184
First Union Commercial Mortgage Trust 1999-C1 A2
6.07%	10/15/35		554,249	559,536
Harborview Mortgage Loan Trust 2005-1 X (IO)
2.18%	03/19/35	[7,8]	1,173,487	23,836
Harborview Mortgage Loan Trust 2005-10 X (IO)
2.30%	11/19/35	[2,8]	2,959,551	78,151
IndyMac Index Mortgage Loan Trust 2004-AR12 AX2 (IO)
1.85%	12/25/34	[7,8]	827,965	17,336
IndyMac Index Mortgage Loan Trust 2004-AR6 6A1
5.45%	10/25/34	[2]	287,469	287,511
IndyMac Index Mortgage Loan Trust 2004-AR8 2A2A
5.72%	11/25/34	[2]	232,867	234,061
MASTR Seasoned Securities Trust 2004-2 A2
6.50%	08/25/32		297,496	301,873
Morgan Stanley Capital I 2006-HQ8 A4
5.40%	03/12/44	[2]	1,150,000	1,161,161
Residential Asset Mortgage Products, Inc. 2003-SL1 A41
8.00%	04/25/31		136,033	141,943
Residential Asset Mortgage Products, Inc. 2004-SL1 A7
7.00%	11/25/31		163,991	167,630
Residential Asset Securitization Trust 2004-IP2 2A1
5.25%	12/25/34	[2]	235,812	235,363
Washington Mutual MSC Mortgage Pass-Through Certificates 2004-RA1 2A
7.00%	03/25/34		158,283	160,205
Washington Mutual, Inc. 2002-AR18 A
4.11%	01/25/33	[2]	140,736	140,475
Washington Mutual, Inc. 2004-AR10 A2A
5.63%	07/25/44	[2]	15,679	15,691
Washington Mutual, Inc. 2004-AR12 A4A
5.63%	10/25/44	[2]	19,708	19,724
Wells Fargo Mortgage Backed Securities Trust 2006-4 2A2
5.50%	04/25/36		1,281,524	1,254,092

				11,267,961

U.S. Agency Mortgage-Backed — 14.13%
Fannie Mae (TBA)
5.50%	04/25/21		1,145,000	1,147,862
Fannie Mae 1993-225 SG
4.90%	12/25/13	[2]	261,715	267,461
Fannie Mae 1993-80 S
4.35%	05/25/23	[2]	51,061	50,822
Fannie Mae 1994-55 S
12.90%	12/25/23	[2]	37,021	39,661
Fannie Mae 2001-52 YZ
6.50%	10/25/31		894,289	916,907
Fannie Mae 2003-53 IA (IO)
5.50%	10/25/28		241,141	20,778
Fannie Mae 2006-B2 AB
5.50%	05/25/14		1,339,274	1,341,755
Fannie Mae Pool 253974
7.00%	08/01/31		76,151	78,445
Fannie Mae Pool 527247
7.00%	09/01/26		259	270
Fannie Mae Pool 545646
7.00%	09/01/26		174	182
Fannie Mae Pool 549740
6.50%	10/01/27		140,636	144,225

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 701297
4.50%	03/01/33	[2]	920,644	924,373
Fannie Mae Pool 735686
6.50%	12/01/22		491,099	499,451
Fannie Mae Pool 735861
6.50%	09/01/33		753,024	776,262
Fannie Mae Pool 764388
4.96%	03/01/34	[2]	546,512	543,526
Fannie Mae Pool 770869
3.33%	04/01/34	[2]	1,160,605	1,164,844
Fannie Mae Pool 776708
5.00%	05/01/34		1,326,742	1,284,556
Fannie Mae Pool 817611
5.35%	11/01/35	[2]	403,299	401,654
Fannie Mae Pool 895606
5.76%	06/01/36	[2]	1,049,858	1,055,684
Freddie Mac 1602 SN
10.09%	10/15/23	[2]	14,590	17,312
Freddie Mac 2174 PN
6.00%	07/15/29		462,783	469,350
Freddie Mac 2451 SP
5.24%	05/15/09	[2]	66,629	66,546
Freddie Mac 2561 BX (IO)
5.00%	05/15/17		330,967	38,998
Freddie Mac Gold A33262
5.50%	02/01/35		262,157	261,199
Freddie Mac Gold G01548
7.50%	07/01/32		1,366,589	1,437,734
Freddie Mac Gold G01673
5.50%	04/01/34		104,689	104,000
Freddie Mac Gold G02366
6.50%	10/01/36		1,528,756	1,561,898
Freddie Mac Gold P50019
7.00%	07/01/24	†	28,136	28,980
Ginnie Mae 2003-28 LI (IO)
5.50%	02/20/32		224,959	28,622
Ginnie Mae 2004-34 IA (IO)
5.50%	12/20/31		278,576	11,028
Ginnie Mae 2004-8 SE
3.66%	11/26/23	[2]	299,504	287,266
Ginnie Mae II Pool 80968
6.00%	07/20/34	[2]	188,546	189,881

				15,161,532

Total Mortgage-Backed
(Cost $28,912,859)				28,951,699

U.S. TREASURY SECURITIES — 32.43%
U.S. Treasury Bonds — 0.79%
U.S. Treasury Bonds
7.50%	11/15/16		696,000	846,048

U.S. Treasury Notes — 31.64%
U.S. Treasury Notes
2.00%	01/15/16	[9]	264,000	265,141
3.38%	10/15/09		4,176,000	4,059,531
4.25%	11/15/14		10,140,000	9,902,349
4.88%	04/30/11		8,870,000	8,979,491
4.88%	02/15/12		10,300,000	10,463,760
5.13%	05/15/16		271,000	280,284

				33,950,556

Total U.S. Treasury Securities
(Cost $34,417,678)				34,796,604

			Notional Amount (000’s)	Value
PURCHASED SWAPTIONS — 0.12%

Option to enter into a 2 year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 4.60% annually; Option Expiration Date of 12/29/09. Counterparty: Barclays Capital, Inc.

			8,282	51,281

Option to enter into a 2 year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 4.81% annually; Option Expiration Date of 01/28/10. Counterparty: Citigroup Inc.

			4,064	31,293

Option to enter into a 30 year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 4.87% annually; Option Expiration Date of 12/29/09. Counterparty: Barclays Capital, Inc.

			1,044	29,741

Option to enter into a 30 year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.06% annually; Option Expiration Date of 01/28/10. Counterparty: Citigroup Inc.

			526	19,252

Total Purchased Swaptions
(Cost $131,202)				131,567

Issues	Maturity Date		Principal Amount	Value
SHORT TERM INVESTMENTS — 8.93%
Commercial Paper — 7.99%
CRC Funding LLC
5.26%[10]	04/23/07		2,140,000	2,133,121
DaimlerChrysler NA Holding Corp.
5.36%[10]	04/16/07		2,550,000	2,544,305

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Maturity Date		Principal Amount	Value
SHORT TERM INVESTMENTS (continued)
Commercial Paper (continued)
Park Avenue Receivables Corp.
5.26%[10]	04/09/07		1,025,000	1,023,802
5.27%[10]	04/18/07		740,000	738,158
Yorktown Capital LLC
5.27%[10]	04/24/07		2,140,000	2,132,795

				8,572,181

Money Market Fund — 0.89%
JPMorgan Prime Money Market Fund			956,295	956,295

U.S. Treasury Bills — 0.05%
U.S. Treasury Bills
4.96%[10]	04/05/07	[11]	37,000	36,985
5.10%[10]	04/05/07	[11]	9,000	8,995

				45,980

Total Short Term Investments
(Cost $9,574,451)				9,574,456

Total Investments – 101.33%
(Cost $108,320,009)[1]				108,719,224

Liabilities in Excess of Other Assets – (1.33)%				(1,425,610)

Net Assets – 100.00%				107,293,614

Issues	Notional Amount (000’s)		Premiums Received	Value
WRITTEN SWAPTIONS

Option to enter into a 10-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD Libor in exchange for receiving from the Fund a fixed rate of 4.80% annually; Option Expiration Date of 12/29/09. Counterparty: Barclays Capital, Inc.

	4,000		(90,000)	(74,611)

Option to enter into a 10-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 5.02% semi-annually; Option Expiration Date of 01/28/10. Counterparty: Citigroup Inc.

	2,000		(41,111)	(47,000)

Option to enter into a 2-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 5.33% semi-annually; Option Expiration Date of 04/16/07. Counterparty: Citigroup Inc.

	1,460		(1,971)	(73)

Option to enter into a 2-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 5.33% semi-annually; Option Expiration Date of 04/16/07. Counterparty: Lehman Brothers Holdings, Inc.

	1,720		(2,365)	—

Total Written Swaptions			$(135,447)	$(121,684)

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
67	U.S. Treasury Two Year Note, June 2007	$43,282
17	U.S. Treasury Five Year Note, June 2007	7,865

	Net unrealized appreciation	$51,147

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE
The Fund pays a floating rate based on 3 month USD Libor and the Fund receives from the counterparty a fixed rate equal to 7.25% quarterly. Counterparty: Barclays Capital, Inc.
	01/30/22	$500	$(4,830)
SWAPS: CREDIT DEFAULT (PURCHASED)

Pay a fixed rate equal to 0.12% and the Fund will receive from the counterparty at par including interest accrued in the event default of FSA Monocline Supp, 6.95% due 12/20/11. Counterparty: CS First Boston

	12/20/11	200	306
Pay a fixed rate equal to 0.50% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Southwest LUV, 6.50% due 03/01/12. Counterparty: UBS AG
	03/20/14	250	928

Pay a fixed rate equal to 3.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Countrywide Asset-Backed Certificates 2004-ECC1 B, 8.32% due 01/25/34. Counterparty: Citigroup Inc.

	01/25/34	58	2,525

Pay a fixed rate equal to 2.10% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the MASTR Asset-Backed Securities Trust 2004-WMC2 M5, 7.72% due 04/25/34. Counterparty: Citigroup Inc.

	04/25/34	35	857

Pay a fixed rate equal to 2.05% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Countrywide Asset-Backed Certificates 2004-6 M8, 6.79% due 05/25/34. Counterparty: Citigroup Inc.

	05/25/34	35	146

Pay a fixed rate equal to 2.07% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley ABS Capital I 2004-NC5 B2, 7.57% due 05/25/34. Counterparty: Citigroup Inc.

	05/25/34	35	251

Pay a fixed rate equal to 2.03% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Long Beach Mortgage Loan Trust 2004-2 M6, 7.57% due 06/25/34. Counterparty: Citigroup Inc.

	06/25/34	35	515

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) (continued)

Pay a fixed rate equal to 2.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Countrywide Asset-Backed Certificates 2004-ECC2 M8, 7.47% due 06/25/34. Counterparty: Citigroup Inc.

	06/25/34	58	758

Pay a fixed rate equal to 2.05% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AmeriQuest Mortgage Securities, Inc. 2004-R6 M3, 7.47% due 07/25/34. Counterparty: Citigroup Inc.

	07/25/34	35	3,357

Pay a fixed rate equal to 2.05% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley ABS Capital I 2004-HE6 B2, 7.27% due 08/25/34. Counterparty: Citigroup Inc.

	08/25/34	35	802

Pay a fixed rate equal to 1.95% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the CDC Mortgage Capital Trust 2004-HE3 B2, 7.27% due 11/25/34. Counterparty: Citigroup Inc.

	11/25/34	35	2,005

Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Countrywide Asset-Backed Certificates 2004-12 MV8, 7.12% due 11/25/34. Counterparty: Citigroup Inc.

	11/25/34	35	630

Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the GSAMP Trust 2005-HE1 B2, 7.02% due 11/25/34. Counterparty: Citigroup Inc.

	11/25/34	35	374

Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Residential Asset Securities Corp. 2004-KS10 M5, 7.17% due 11/25/34. Counterparty: Citigroup Inc.

	11/25/34	35	1,258

Pay a fixed rate equal to 3.35% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Aegis Asset-Backed Securities Trust 2004-5 B3, 8.82% due 12/25/34. Counterparty: Citigroup Inc.

	12/25/34	35	10,212

Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the ACE Securities Corp. 2004-RM2 B1, 7.02% due 01/25/35. Counterparty: Citigroup Inc.

	01/25/35	35	375

Pay a fixed rate equal to 2.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the New Century Home Equity Loan Trust 2004-4 M9, 8.02% due 02/25/35. Counterparty: Citigroup Inc.

	02/25/35	58	2,101

Pay a fixed rate equal to 3.05% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Equity Asset Trust 2004-8 B3, 8.48% due 03/25/35. Counterparty: Citigroup Inc.

	03/25/35	$35	$8,409

			$35,809

Notes
[1] Cost for Federal income tax purposes is $108,827,497 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation			$1,618,563
Gross unrealized depreciation			(1,726,836)

Net unrealized (depreciation)			$(108,273)

[2] Floating rate security. The rate disclosed is that in effect at March 31, 2007.

[3]        Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2007 was $15,659,535 representing 14.60% of total net assets.

[4] Securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of TNA
01/08/07	Delphi Dip 2nd Lien, 8.13%, 12/31/07	$500,000	$502,396	0.47%
11/14/06	HCA Term Loan B, 7.60%, 11/17/13	498,750	503,582	0.47%

		$998,750	$1,005,978	0.94%

[5]	Security is currently in default with regards to scheduled interest or principal payments.
[6]	Non-income producing security.
[7]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2007.
[8]	Illiquid security.
[9]	Inflation protected security. Principal amount reflects original security face amount.
[10]	Represents annualized yield at date of purchase.
[11]	Securities, or a portion there of, pledged as collateral with a value of $45,980 on 67 long U.S. Treasury Two Year Note futures contracts and 17 long U.S. Treasury Five Year Note futures contracts.
†

Fair valued security. The aggregate value of fair valued securities is $8,046,214 which is 7.50% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective date less than the stated maturity date.

(IO): Interest only

(MTN): Medium term note

(STEP): Step coupon bond

(TBA): To be announced

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES — 6.56%**
ABFS Mortgage Loan Trust 2002-1 A5 (STEP)
6.51%	12/15/32		$6,894,053	$6,931,955
Amresco Residential Securities Mortgage Loan Trust 1998-2 B1F
7.72%	06/25/28		124,024	117,376
Asset Backed Securities Corp. Home Equity Loan Trust 2003-HE4 M2
7.32%	08/15/33	[2]	15,520,056	15,571,040
Bayview Financial Acquisition Trust 2005-B 1A3 (STEP)
4.89%	04/28/39		9,784,000	9,580,679
Conseco Finance 2001-C A4
6.19%	03/15/30		196,358	196,553
Conseco Finance 2001-C A5 (STEP)
6.79%	08/15/33		7,848,000	7,874,436
Countrywide Home Equity Loan Trust 2005-M A2
5.44%	02/15/36	[2]	6,651,824	6,655,189
Embarcadero Aircraft Securitization Trust 2000-A A1
5.80%	08/15/25	[2,3]	1,700,000	1,484,312
First Union Home Equity Loan Trust 1997-3 B
7.39%	03/25/29		211,662	192,745
Genesis Funding Ltd. 2006-1A G1
5.56%	12/19/32	2,3,†	12,600,000	12,599,998
Green Tree Recreational, Equipment & Consumer Trust 1996-D CTFS
7.24%	12/15/22		787,227	697,223
Greenpoint Mortgage Funding Trust 2005-HE2 A1
5.52%	04/15/30	[2]	662,398	662,970
IndyMac Home Equity Loan Asset-Backed Trust 2004-1 A
5.46%	04/25/26	[2]	5,579,798	5,584,017
Keystone Owner Trust 1998-P2 A5 (STEP)
7.90%	01/25/29	[3]	1,782,153	1,776,656
Nomura Asset Acceptance Corp. 2006-S1 A1
5.46%	01/25/36	[2,3]	3,363,273	3,365,632
Oakwood Mortgage Investors, Inc. 2001-D A3
5.90%	09/15/22		396,645	326,750
Oakwood Mortgage Investors, Inc. 2001-D A4
6.93%	09/15/31		1,974,462	1,734,825
Oakwood Mortgage Investors, Inc. 2002-B A2
5.19%	09/15/19		952,787	844,450
PAMCO CLO 1998-1A B2
6.71%	05/01/10	2,3,†	5,250,000	5,121,219
Renaissance Home Equity Loan Trust 2007-1 N
9.79%	04/25/37	[3]	10,300,000	10,297,988
Residential Asset Mortgage Products, Inc. 2003-RS11 AI6A (STEP)
5.98%	12/25/33		300,000	302,536
Residential Funding Mortgage Securities II, Inc. 1999-HI6 AI7 (STEP)
8.60%	09/25/29		1,114,881	1,111,008
Residential Funding Mortgage Securities II, Inc. 2000-HI1 AI7 (STEP)
8.29%	02/25/25		625,084	628,922
Signature 1 CBO
4.00%	10/27/12	†	2,000,000	299,999
Structured Asset Receivables Trust 2003-1
6.02%	01/21/10	2,3,†	9,543,846	9,496,129
Structured Asset Receivables Trust 2003-2
5.47%	01/21/09	2,3,†	3,991,212	3,971,257
Terwin Mortgage Trust 2005-7SL A1
5.59%	07/25/35	[2,3]	1,058,550	1,059,499
Terwin Mortgage Trust 2006-2HGS A2
4.50%	03/25/37	[2,3]	15,370,000	15,089,056
Terwin Mortgage Trust 2006-4SL A2
4.50%	05/25/37	[2,3]	23,030,000	22,729,256
Terwin Mortgage Trust 2006-8 2A1
4.50%	08/25/37	2,3,†	3,968,785	3,921,723
Van Kampen CLO II Ltd.
6.81%	07/15/08	2,3,†	259,629	244,051
Vanderbilt Acquisition Loan Trust 2002-1 A4
6.57%	05/07/27		5,280,000	5,476,764
Vertical CDO Ltd. 2007-1A A1J
5.90%	04/10/47	2,3,†	8,200,000	7,996,563

Total Asset-Backed Securities
(Cost $164,528,269)				163,942,776

CORPORATES — 21.84%*
Automotive — 2.78%
Ford Motor Co.
7.70%	05/15/97		150,000	110,250
9.98%	02/15/47		4,089,000	3,751,658
Ford Motor Credit Co.
7.00%	10/01/13		6,670,000	6,208,203
8.00%	12/15/16		15,075,000	14,529,722
8.11%	01/13/12	[2]	3,809,000	3,727,758
9.81%	04/15/12	[2]	2,925,000	3,104,771
General Motors Corp.
7.38%	05/23/48		9,200,000	7,406,000
8.10%	06/15/24		1,179,000	1,046,362
General Motors Corp. Strip
0.00%	07/20/11		2,400,000	2,305,001
General Motors Corp. Strip II
0.00%	07/20/11	[4]	900,000	864,375
GMAC LLC
7.56%	12/01/14	[2]	23,636,000	23,946,435
8.00%	11/01/31		2,346,000	2,522,257

				69,522,792

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking — 2.28%
Bank One Corp. (STEP)
9.88%	03/01/19		$200,000	$245,944
BankAmerica Capital II
8.00%	12/15/26		800,000	833,945
BankAmerica Institutional A
8.07%	12/31/26	[3]	350,000	364,464
Banponce Trust
8.33%	02/01/27		12,175,000	12,695,968
BNP Paribas SA (MTN)
8.25%	11/28/21	[2,5]	5,104,000	5,070,824
CS First Boston/London
9.65%	03/24/10	[2,3]	14,159,000	13,036,191
9.65%	03/24/10	[2,3]	5,463,000	5,029,784
Greenpoint Capital Trust I
9.10%	06/01/27		266,000	278,999
JPMorgan Chase & Co. C (MTN)
8.55%	07/23/13	2,†	2,500,000	2,226,727
National Capital Trust II
5.49%	12/29/49	[2,3]	2,425,000	2,373,202
Sovereign Capital Trust VI
7.91%	06/13/36		13,375,000	14,909,928

				57,065,976

Communications — 0.56%
Cebridge 2nd Lien PIK
11.36%	05/05/14	[4]	9,629,641	9,937,443
Qwest Communications International, Inc. B
7.50%	02/15/14		4,000,000	4,140,000

				14,077,443

Electric — 3.00%
Calpine CCFC I Term Loan
11.32%	08/26/09	[4]	10,451,185	11,039,064
Cedar Brakes I LLC
8.50%	02/15/14	[3]	7,355,198	7,989,062
Cedar Brakes II LLC
9.88%	09/01/13	[3]	10,570,228	11,726,305
FPL Energy American Wind LLC
6.64%	06/20/23	[3]	413,000	431,000
FPL Energy National Wind
5.61%	03/10/24	[3]	8,100,455	8,017,822
GWF Energy LLC
6.13%	12/30/11	[3]	4,114,575	4,086,238
Potomac Electric Power Co.
5.88%	10/15/08		125,000	126,145
Power Contract Financing LLC
6.26%	02/01/10	[3]	8,290,201	8,373,567
SWEPCO Capital Trust I
5.25%	10/01/43	[2]	14,325,000	14,248,261
TXU Electric Delivery Co.
5.73%	09/16/08	[2,3]	5,140,000	5,141,362
Windsor Financing LLC
5.88%	07/15/17	[3]	3,913,276	3,934,095

				75,112,921

Energy — 0.20%
Sabine Pass LNG LP
7.25%	11/30/13	[3]	5,000,000	5,025,000

Finance — 3.92%
ABX Financing Co.
6.35%	10/15/36	[3]	9,800,000	9,714,593
Bear Stearns Cos., Inc. (The)
5.55%	01/22/17		2,834,000	2,784,819
Goldman Sachs Group, Inc. (The)
5.35%	01/15/16		2,097,000	2,059,858
Kelson 1st Lien
7.61%	03/16/13	[4]	4,000,000	3,985,000
Lehman Brothers Holdings, Inc. (MTN)
5.75%	07/18/11		8,500,000	8,682,682
11.00%	11/07/16	[2]	10,912,000	11,290,646
Lehman Brothers Holdings, Inc. H (MTN)
12.50%	11/30/10	[2]	5,951,000	5,794,489
14.50%	06/20/16	[2]	9,679,000	10,694,327
Lehman Brothers Holdings, Inc. I (MTN)
5.59%	01/12/12	[2]	5,020,000	5,015,030
8.92%	02/16/17	[2]	6,777,000	7,040,625
Onbank Capital Trust I
9.25%	02/01/27		10,200,000	10,693,758
Pemex Finance Ltd.
8.88%	11/15/10		375,000	404,649
Residential Capital LLC
5.84%	06/09/08	[2]	10,171,000	10,071,934
7.19%	04/17/09	[2,3]	2,500,000	2,479,575
Toyota Motor Credit Corp. (MTN)
8.00%	10/24/13	[2]	7,331,000	7,246,694

				97,958,679

Health Care — 0.36%
HCA, Inc.
9.25%	11/15/16	[3]	8,175,000	8,839,219

Insurance — 2.86%
Fairfax Financial Holdings Ltd.
7.75%	04/26/12		9,590,000	9,590,000
Farmers Exchange Capital
7.05%	07/15/28	[3]	2,926,000	3,008,209
7.20%	07/15/48	[3]	1,392,000	1,439,961
Farmers Insurance Exchange
8.63%	05/01/24	[3]	11,127,000	13,264,975
Nationwide Mutual Insurance Co.
6.60%	04/15/34	[3]	15,939,000	15,750,474
Swiss Re Capital I LP
6.85%	05/29/49	[2,3]	5,602,000	5,797,022

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Insurance (continued)
ZFS Finance USA Trust II
6.45%	12/15/65	[2,3]	3,638,000	3,643,799
Zurich Capital Trust I
8.38%	06/01/37	[3]	18,296,000	19,105,635

				71,600,075

Natural Gas — 0.45%
Southern Union Co.
7.20%	11/01/66	[2]	10,975,000	11,118,366

Real Estate Investment Trust (REIT) — 2.50%
BRE Properties, Inc.
5.50%	03/15/17		9,135,000	9,064,131
Colonial Realty LP
4.75%	02/01/10		176,000	173,619
Equity One, Inc.
3.88%	04/15/09		270,000	261,818
First Industrial LP
5.25%	06/15/09		6,000,000	5,984,937
7.60%	07/15/28		5,000,000	5,632,335
Health Care Property Investors, Inc.
6.45%	06/25/12		11,800,000	12,225,579
Highwoods Properties, Inc.
7.50%	04/15/18		6,730,000	7,572,428
Reckson Operating Partnership LP
7.75%	03/15/09		5,525,000	5,769,608
Shurgard Storage Centers, Inc.
7.75%	02/22/11		7,200,000	7,753,428
UDR, Inc.
5.50%	04/01/14		5,000,000	4,978,005
6.05%	06/01/13		3,100,000	3,163,358

				62,579,246

Secured Assets — 0.36%
Ingress I Ltd.
7.38%	03/30/40	3,†	9,745,000	8,965,400

Transportation — 2.57%
Air 2 US A
8.03%	10/01/20	[3]	3,240,453	3,404,501
American Airlines, Inc. 2001-2 A1
6.98%	10/01/12		86,506	88,939
Continental Airlines, Inc. 1997-1 A
7.46%	10/01/16		2,413,514	2,520,614
Continental Airlines, Inc. 1997-4 A
6.90%	07/02/19		2,596,373	2,745,989
Continental Airlines, Inc. 1998-2 A
6.41%	10/15/08		437,255	437,528
Continental Airlines, Inc. 1999-1 A
6.55%	08/02/20		448,099	466,303
Continental Airlines, Inc. 1999-2 A1
7.26%	09/15/21		7,656,800	8,235,846
Continental Airlines, Inc. 2000-1 A2
7.92%	11/01/11		2,000,000	2,126,250
Continental Airlines, Inc. 2007-1
6.90%	04/19/22		2,500,000	2,525,000
Delta Air Lines, Inc. 2000-1 A1
7.38%	11/18/11	[6]	4,797,797	4,914,743
Delta Air Lines, Inc. 2001-1 A2
7.11%	03/18/13	[6]	13,488,000	13,901,070
Northwest Air Dip
7.85%	08/21/08	[4]	7,000,000	7,031,717
Northwest Airlines, Inc. 2001-1 A1
7.04%	10/01/23	[6,7]	154,635	154,925
United Air Lines, Inc. 2000-2 A1
7.03%	04/01/12		6,092,939	6,214,798
United Air Lines, Inc. 2001-1 A1
6.07%	09/01/14		9,511,173	9,576,087

				64,344,310

Total Corporates
(Cost $534,839,303)				546,209,427

MORTGAGE-BACKED — 30.89%**
Commercial Mortgage-Backed — 2.59%
CS First Boston Mortgage Securities Corp. 2002-CKS4 A2
5.18%	11/15/36		18,000,000	17,994,469
DLJ Mortgage Acceptance Corp. 1996-QA S (IO)
2.58%	01/25/26	2,3,8,†	206,206	258
GMAC Commercial Mortgage Securities, Inc. 1998-C2 X (IO)
0.54%	05/15/35	[2,8]	224,306,002	3,101,210
GMAC Commercial Mortgage Securities, Inc. 2002-C2 A3
5.71%	10/15/38		27,150,000	27,815,368
LB-UBS Commercial Mortgage Trust 2000-C4 A2
7.37%	08/15/26		14,895,211	15,756,111

				64,667,416

Non-Agency Mortgage-Backed — 15.97%
Adjustable Rate Mortgage Trust 2005-8 4A11
5.44%	11/25/35	[2]	22,997,964	22,786,060
Banc of America Mortgage Securities, Inc. 2003-1 2A4
5.00%	02/25/18		191,631	187,978
Banc of America Mortgage Securities, Inc. 2005-I 4A1
5.27%	10/25/35	[2]	14,792,179	14,581,583
Banco de Credito Y Securitizacion SA 2001-1 AF
8.00%	05/31/10	3,5,8,†	3,892,019	1,089,766

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Bear Stearns Commercial Mortgage Securities, Inc. 2001-TOP4 A3
5.61%	11/15/33		25,000,000	25,441,183
Bear Stearns Commercial Mortgage Securities, Inc. 2003-PWR2 A4
5.19%	05/11/39		35,351,000	35,262,495
BHN I Mortgage Fund 1997-2 A1
6.60%	05/31/17	2,3,8,†	2,702,346	756,656
BHN I Mortgage Fund 1997-2 A2
7.54%	05/31/17	3,8,†	5,060,858	1,417,038
BHN I Mortgage Fund 2000-1 AF
8.00%	03/31/11	3,8,†	2,301,888	644,529
BlackRock Capital Finance LP 1997-R2 AP
9.12%	12/25/35	[2,3]	6,008	6,008
Chase Mortgage Finance Corp. 2005-A1 1A1
5.41%	12/25/35	[2]	16,910,160	16,743,697
Chevy Chase Mortgage Funding Corp. 2004-1A A1
5.60%	01/25/35	2,3,†	4,451,021	4,451,020
Citigroup Mortgage Loan Trust, Inc. 2004-RR2 A2
4.75%	05/25/34	[2,3]	19,094,440	18,257,840
Commercial Mortgage Acceptance Corp. 1998-C2 A3
6.04%	09/15/30		13,425,000	13,502,218
Countrywide Alternative Loan Trust 2005-14 4X (IO)
2.19%	05/25/35	8,9,†	25,551,229	548,067
Countrywide Alternative Loan Trust 2005-27 2A1
6.33%	08/25/35	[2]	13,069,957	13,119,592
Countrywide Alternative Loan Trust 2005-59 2X (IO)
2.46%	11/20/35	[8,9]	53,349,202	1,870,316
Countrywide Alternative Loan Trust 2006-46 A4
6.00%	02/25/47		21,502,762	21,638,728
Countrywide Alternative Loan Trust 2006-OA2 X1P (IO)
2.74%	05/20/46	[8]	76,623,045	3,341,991
Countrywide Alternative Loan Trust NIM 2006-OA11 N
6.00%	09/25/46	[3]	2,811,156	2,802,942
Countrywide Home Loan Mortgage Pass-Through Trust 2004-14 4A1
5.10%	08/25/34	[2]	14,154,442	13,917,341
Countrywide Home Loan Mortgage Pass-Through Trust 2005-HYB5 4A1
5.14%	09/20/35	[2]	15,275,457	15,073,321
Credit Suisse Mortgage Capital Certificates 2006-C1 A3
5.56%	02/15/39	[2]	10,205,000	10,398,264
FMAC Loan Receivables Trust 1998-CA A2
6.66%	01/15/12	[3]	2,992,147	2,935,416
Greenwich Capital Commercial Funding Corp. 2002-C1 A4
4.95%	01/11/35		34,500,000	34,171,612
Harborview Mortgage Loan Trust 2005-1 X (IO)
2.18%	03/19/35	[8,9]	35,932,221	729,873
Harborview Mortgage Loan Trust 2005-10 X (IO)
2.30%	11/19/35	[2,8]	43,820,340	1,157,131
IndyMac Index Mortgage Loan Trust 2004-AR12 AX2 (IO)
1.85%	12/25/34	[8,9]	23,134,705	484,383
IndyMac Index Mortgage Loan Trust 2004-AR5 2A1B
5.72%	08/25/34	[2]	150,113	150,616
JPMorgan Mortgage Trust 2003-A2 2A3
4.68%	11/25/33	[2]	305,000	294,563
JPMorgan Mortgage Trust 2004-A5 4A4
4.84%	12/25/34	[2]	400,000	395,232
JPMorgan Mortgage Trust 2006-A3 3A4
5.75%	05/25/36	[2]	23,500,000	23,533,504
MASTR Seasoned Securities Trust 2004-1 4A1
5.27%	10/25/32	[2]	217,097	219,290
MASTR Seasoned Securities Trust 2004-2 A2
6.50%	08/25/32		8,696,046	8,823,965
Morgan Stanley Dean Witter Capital I 2000-LIFE A2
7.57%	11/15/36		5,440,463	5,717,680
Ocwen Residential MBS Corp. 1998-R2 AP
8.34%	11/25/34	[2,3]	51,214	41,004
Prudential Commercial Mortgage Trust 2003-PWR1 A1
3.67%	02/11/36		12,226,900	11,823,263
Residential Asset Mortgage Products, Inc. 2004-SL1 A8
6.50%	11/25/31		118,814	120,596
Ryland Mortgage Securities Corp. 1994-5 M3
6.27%	10/25/23	2,†	478,610	479,251
Structured Asset Securities Corp. 1997-2 2A4
7.25%	03/28/30		8,467	8,438
Structured Asset Securities Corp. 2001-15A 4A1
6.00%	10/25/31	[2]	5,901	5,882
Structured Mortgage Asset Residential Trust 1991-7 I (IO)
8.50%	12/25/22	2,8,10,†	5,370	1,074
Wachovia Bank Commercial Mortgage Trust 2003-C8 A4
4.96%	11/15/35		30,000,000	29,522,655

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Washington Mutual MSC Mortgage Pass-Through Certificates 2003-MS2 3A1
5.00%	03/25/18		226,137	221,827
Wells Fargo Mortgage Backed Securities Trust 2004-G A3
4.77%	06/25/34	[2]	445,000	428,289
Wells Fargo Mortgage Backed Securities Trust 2005-17 1A1
5.50%	01/25/36		26,103,808	25,602,132
Wells Fargo Mortgage Backed Securities Trust 2006-2 3A1
5.75%	03/25/36		14,904,791	14,761,936

				399,468,245

U.S. Agency Mortgage-Backed — 12.33%
Collateralized Mortgage Obligation Trust 57 D
9.90%	02/01/19		9,035	9,054
Fannie Mae 1989-27 Y
6.90%	06/25/19		2,182	2,221
Fannie Mae 1992-123 Z
7.50%	07/25/22		7,697	8,097
Fannie Mae 1992-83 Z
7.00%	06/25/22		46,611	47,059
Fannie Mae 1993-132 D (PO)
0.00%	10/25/22		432,793	369,482
Fannie Mae 1993-199 SD (IO)
0.88%	10/25/23	[2]	1,512,402	35,953
Fannie Mae 1993-29 PK
7.00%	03/25/23		202,000	209,742
Fannie Mae 1994-55 H
7.00%	03/25/24		130,000	135,856
Fannie Mae 1997-34 SA
24.34%	10/25/23	[2]	43,645	65,222
Fannie Mae 1997-44 SB (IO)
2.61%	06/25/08	[2]	145,898	2,568
Fannie Mae 2003-106 WG
4.50%	11/25/23		32,004,000	29,463,241
Fannie Mae 2003-52 SV
5.23%	05/25/31	[2]	6,482,969	6,397,616
Fannie Mae 2003-53 IA (IO)
5.50%	10/25/28		7,237,960	623,670
Fannie Mae 2003-91 IQ (IO)
5.50%	06/25/26		8,733,248	433,558
Fannie Mae 2006-80 PG
6.00%	06/25/35		23,300,000	23,729,058
Fannie Mae G92-36 Z
7.00%	07/25/22		1,543	1,601
Fannie Mae Pool 233672
7.62%	09/01/23	[2]	28,934	29,546
Fannie Mae Pool 254232
6.50%	03/01/22		104,691	107,943
Fannie Mae Pool 308798
6.89%	04/01/25	[2]	11,150	11,223
Fannie Mae Pool 312155
7.05%	03/01/25	[2]	33,856	34,105
Fannie Mae Pool 545191
7.00%	09/01/31		61,716	63,575
Fannie Mae Pool 633698
7.50%	02/01/31		20,869	22,096
Fannie Mae Pool 655928
7.00%	08/01/32		162,692	170,166
Fannie Mae Pool 725257
5.50%	02/01/34		16,321,519	16,192,875
Fannie Mae Pool 735883
6.00%	03/01/33		15,600,026	15,852,797
Fannie Mae Pool 765387
6.00%	08/01/34		248,395	252,505
Fannie Mae Pool 817611
5.35%	11/01/35	[2]	11,281,332	11,235,328
Fannie Mae Pool 896464
5.82%	07/01/36	[2]	21,927,932	22,011,413
Freddie Mac 1004 H
7.95%	10/15/20		1,841	1,839
Freddie Mac 1073 G
7.00%	05/15/21		5,905	5,897
Freddie Mac 1515 SA
8.61%	05/15/08	[2]	32,596	32,547
Freddie Mac 165 K
6.50%	09/15/21		1,252	1,247
Freddie Mac 1980 Z
7.00%	07/15/27		749,147	771,595
Freddie Mac 2098 TZ
6.00%	01/15/28		738,589	741,530
Freddie Mac 2209 TC
8.00%	01/15/30		221,985	232,985
Freddie Mac 2627 NI (IO)
5.00%	04/15/29		9,933,012	802,993
Freddie Mac 2642 BW (IO)
5.00%	06/15/23		180,583	38,295
Freddie Mac Gold A24156
6.50%	10/01/31		3,958,653	4,077,099
Freddie Mac Gold C46104
6.50%	09/01/29		176,693	182,311
Freddie Mac Gold C55789
7.50%	10/01/27		61,597	64,614
Freddie Mac Gold C90573
6.50%	08/01/22		782,455	806,540
Freddie Mac Gold G01601
4.00%	09/01/33		243,418	222,701
Freddie Mac Gold G01611
4.00%	09/01/33		85,446	78,174
Freddie Mac Gold G01673
5.50%	04/01/34		3,830,356	3,805,144

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold G02366
6.50%	10/01/36		29,352,108	29,988,445
Freddie Mac Gold G02461
6.50%	11/01/36		28,527,647	29,101,725
Freddie Mac Gold G02579
5.00%	12/01/34		28,426,519	27,553,681
Freddie Mac Gold G11707
6.00%	03/01/20		10,268,103	10,453,761
Freddie Mac Gold P50019
7.00%	07/01/24	†	1,165,255	1,200,212
Freddie Mac Pool 781415
3.26%	04/01/34	[2]	12,330,831	12,398,074
Freddie Mac Pool 781469
3.12%	04/01/34	[2]	9,372,519	9,411,503
Freddie Mac Pool 847288
3.14%	05/01/34	[2]	16,212,832	16,244,628
Ginnie Mae 2000-22 SG (IO)
5.48%	05/16/30	[2]	3,750,701	417,194
Ginnie Mae 2003-28 LI (IO)
5.50%	02/20/32		5,303,366	674,770
Ginnie Mae 2003-86 ZK
5.00%	10/20/33		18,025,255	16,680,155
Ginnie Mae 2005-78 ZA
5.00%	10/16/35		16,742,612	14,754,899
Ginnie Mae II Pool 81018
6.00%	08/20/34	[2]	115,314	116,129

				308,378,257

Total Mortgage-Backed
(Cost $778,178,598)				772,513,918

U.S. AGENCY SECURITIES — 0.48%
Foreign Sovereign — 0.48%
Indonesia Government Aid Bond
9.30%	07/01/20		9,888,750	12,023,296

Total U.S. Agency Securities
(Cost $12,847,043)				12,023,296

U.S. TREASURY SECURITIES — 30.22%
U.S. Treasury Bonds — 2.60%
U.S. Treasury Bonds
4.50%	02/15/36		3,252,000	3,067,046
6.13%	11/15/27		53,020,000	61,229,829
8.13%	08/15/19		535,000	698,844

				64,995,719

U.S. Treasury Notes — 27.62%
U.S. Treasury Notes
2.00%	01/15/16	[11]	5,883,000	5,908,441
4.25%	11/15/14		136,948,000	133,738,350
4.88%	04/30/11		74,370,000	75,288,023
4.88%	02/15/12		423,456,000	430,188,527
5.13%	05/15/16		44,161,000	45,673,867

				690,797,208

Total U.S. Treasury Securities
(Cost $750,956,414)				755,792,927

			Shares
PREFERRED STOCK — 0.20%
Finance — 0.20%
Woodbourne Pass-Through Trust
6.42%	12/31/49	[2,3]	50	5,020,315

Total Preferred Stock
(Cost $5,000,000)				5,020,315

			Notional Amount (000’s)	Value
PURCHASED SWAPTIONS — 0.14%

Option to enter into a 2 year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 4.60% annually; Option Expiration Date of 12/29/09. Counterparty: Barclays Capital, Inc.

			206,368	1,277,810

Option to enter into a 2 year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 4.81% annually; Option Expiration Date of 01/28/10. Counterparty: Citigroup Inc.

			101,588	782,228

Option to enter into a 30 year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 4.87% annually; Option Expiration Date of 12/29/09. Counterparty: Barclays Capital, Inc.

			26,112	743,871

Option to enter into a 30 year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.06% annually; Option Expiration Date of 01/28/10. Counterparty: Citigroup Inc.

			13,144	481,070

Total Purchased Swaptions
(Cost $3,275,903)				3,284,979

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Maturity Date		Principal Amount	Value
SHORT TERM INVESTMENTS—8.97%
Commercial Paper—7.52%
CAFCO LLC
5.26%[12]	04/26/07		17,220,000	17,157,099
Ciesco LP
5.26%[12]	04/27/07		22,985,000	22,897,682
DaimlerChrysler NA Holding Corp.
5.36%[12]	04/16/07		14,800,000	14,766,947
Kitty Hawk Funding Corp.
5.26%[12]	04/18/07		8,721,000	8,699,338
5.27%[12]	04/16/07		28,130,000	28,068,231
Park Avenue Receivables Corp.
5.25%	04/05/07		36,900,000	36,878,475
5.26%[12]	04/20/07		11,080,000	11,049,241
5.27%[12]	04/18/07		10,753,000	10,726,240
5.28%[12]	04/25/07		929,000	925,457
Ranger Funding Co. LLC
5.25%[12]	04/02/07		738,000	737,892
5.26%[12]	04/05/07		30,395,000	30,377,236
Yorktown Capital LLC
5.27%[12]	04/24/07		5,703,000	5,683,798

				187,967,636

Money Market Fund — 1.18%
JPMorgan Prime Money Market Fund			29,647,182	29,647,182

U.S. Agency Discount Notes — 0.20%
Freddie Mac
5.16%[12]	04/25/07		5,080,000	5,062,525

U.S. Treasury Bills — 0.07%
U.S. Treasury Bills
4.96%[12]	04/05/07	[13]	1,183,000	1,182,509
4.99%[12]	04/05/07		290,000	289,880
5.10%[12]	04/05/07	[13]	281,000	280,841

				1,753,230

Total Short Term Investments
(Cost $224,430,433)				224,430,573

Total Investments – 99.30%
(Cost $2,474,055,963)[1]				2,483,218,211

Cash and Other Assets, Less Liabilities – 0.70%				17,532,702

NET ASSETS – 100.00%				$2,500,750,913

Issues	Notional Amount (000’s)		Premiums Received	Value
WRITTEN SWAPTIONS

Option to enter into a 10-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD Libor in exchange for receiving from the Fund a fixed rate of 4.80% annually; Option Expiration Date of 12/29/09. Counterparty: Barclays Capital, Inc.

	100,000		$(2,250,000)	$(1,865,270)

Option to enter into a 10-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 5.02% semi-annually; Option Expiration Date of 01/28/10. Counterparty: Citigroup Inc.

	50,000		(1,027,778)	(1,175,000)

Option to enter into a 2-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 5.33% semi-annually; Option Expiration Date of 04/16/07. Counterparty: Citigroup Inc.

	30,020		(40,527)	(1,501)

Option to enter into a 2-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 5.33% semi-annually; Option Expiration Date of 04/16/07. Counterparty: Lehman Brothers Holdings, Inc.

	35,320		(48,565)	—

Total Written Swaptions			$(3,366,870)	$(3,041,771)

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
1,984	U.S. Treasury Two Year Note, June 2007	$1,284,897
759	U.S. Treasury Five Year Note, June 2007	353,608

	Net unrealized appreciation	$1,638,505

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE
The Fund pays a floating rate based on 3 month USD Libor and the Fund receives from the counterparty a fixed rate equal to 7.25% quarterly. Counterparty: Barclays Capital, Inc.
	01/30/22	$10,100	(97,540)
The Fund pays a floating rate based on 3 month USD Libor and the Fund receives from the counterparty a fixed rate equal to 7.75% quarterly. Counterparty: JPMorgan & Co.
	03/26/22	4,960	(201,128)

			$(298,668)

SWAPS: CREDIT DEFAULT (PURCHASED)
Pay a fixed rate equal to 0.56% and the Fund will receive from the counterparty at par including interest accrued in the event of default of LDS-P PHM, 7.88% due 12/20/11. Counterparty: Barclays Bank
	12/20/11	5,000	114,189

Pay a fixed rate equal to 0.12% and the Fund will receive from the counterparty at par including interest accrued in the event default of FSA Monocline Supp, 6.95% due 12/20/11. Counterparty: CS First Boston

	12/20/11	4,800	7,353

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) (continued)

Pay a fixed rate equal to 0.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series 7 IG, due 12/20/11. Counterparty: Lehman Brothers Holdings, Inc.

	12/20/11	35,000	(41,666)

Pay a fixed rate equal to 0.70% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the PHM, 7.88% due 12/20/11. Counterparty: Lehman Brothers Holdings, Inc.

	12/20/11	6,500	110,470
Pay a fixed rate equal to 0.50% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Southwest LUV, 6.50% due 03/01/12. Counterparty: UBS AG
	03/20/14	5,000	18,569

Pay a fixed rate equal to 3.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Countrywide Asset-Backed Certificates 2004-ECC1 B, 8.32% due 01/25/34. Counterparty: Citigroup Inc.

	01/25/34	1,676	72,507

Pay a fixed rate equal to 2.10% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the MASTR Asset-Backed Securities Trust 2004-WMC2 M5, 7.72% due 04/25/34. Counterparty: Citigroup Inc.

	04/25/34	1,006	24,627

Pay a fixed rate equal to 2.05% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Countrywide Asset-Backed Certificates 2004-6 M8, 6.79% due 05/25/34. Counterparty: Citigroup Inc.

	05/25/34	1,006	4,188

Pay a fixed rate equal to 2.07% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley ABS Capital I 2004-NC5 B2, 7.57% due 05/25/34. Counterparty: Citigroup Inc.

	05/25/34	1,006	7,198

Pay a fixed rate equal to 2.03% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Long Beach Mortgage Loan Trust 2004-2 M6, 7.57% due 06/25/34. Counterparty: Citigroup Inc.

	06/25/34	1,006	14,799

Pay a fixed rate equal to 2.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Countrywide Asset-Backed Certificates 2004-ECC2 M8, 7.47% due 06/25/34. Counterparty: Citigroup Inc.

	06/25/34	1,676	21,790

Pay a fixed rate equal to 2.05% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AmeriQuest Mortgage Securities, Inc. 2004-R6 M3, 7.47% due 07/25/34. Counterparty: Citigroup Inc.

	07/25/34	1,006	96,458

Pay a fixed rate equal to 2.05% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley ABS Capital I 2004-HE6 B2, 7.27% due 08/25/34. Counterparty: Citigroup Inc.

	08/25/34	1,006	23,042

Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Residential Asset Securities Corp. 2004-KS10 M5, 7.17% due 11/25/34. Counterparty: Citigroup Inc.

	11/25/34	1,006	36,147

Pay a fixed rate equal to 1.95% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the CDC Mortgage Capital Trust 2004-HE3 B2, 7.27% due 11/25/34. Counterparty: Citigroup Inc.

	11/25/34	1,006	57,614

Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Countrywide Asset-Backed Certificates 2004-12 MV8, 7.12% due 11/25/34. Counterparty: Citigroup Inc.

	11/25/34	1,006	18,093

Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the GSAMP Trust 2005-HE1 B2, 7.02% due 11/25/34. Counterparty: Citigroup Inc.

	11/25/34	1,006	10,742

Pay a fixed rate equal to 3.35% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Aegis Asset-Backed Securities Trust 2004-5 B3, 8.82% due 12/25/34. Counterparty: Citigroup Inc.

	12/25/34	1,006	293,390

Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the ACE Securities Corp. 2004-RM2 B1, 7.02% due 01/25/35. Counterparty: Citigroup Inc.

	01/25/35	1,006	10,776

Pay a fixed rate equal to 2.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the New Century Home Equity Loan Trust 2004-4 M9, 8.02% due 02/25/35. Counterparty: Citigroup Inc.

	02/25/35	1,676	60,35

Pay a fixed rate equal to 3.05% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Equity Asset Trust 2004-8 B3, 8.48% due 03/25/35. Counterparty: Citigroup Inc.

	03/25/35	1,006	241,604

			$1,202,241

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2007

Notes:

[1]	Cost for Federal income tax purposes is $2,476,960,418 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$58,152,206
Gross unrealized depreciation	(51,894,413)

Net unrealized appreciation	$6,257,793

[2]	Floating rate security. The rate disclosed is that in effect at March 31, 2007.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2007 was $307,517,586 representing 12.30% of total net assets.

[4]	Securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of TNA
08/07/03	Calpine CCFC I Term Loan, 11.32%, 08/26/09	$10,783,488	$11,039,064	0.44%
06/30/06	Cebridge 2nd Lien PIK, 11.36%, 05/05/14	9,357,707	9,656,817	0.39%
06/13/06	General Motors Corp. Strip II, 0.00%, 07/20/11	863,890	864,375	0.03%
03/07/07	Kelson 1st Lien, 7.61%, 03/16/13	4,000,000	3,985,000	0.16%
08/21/06	Northwest Air Dip, 7.85%, 08/21/08	7,000,000	7,031,717	0.28%

		$32,005,085	$32,576,973	1.30%

[5]	Foreign domiciled securities.
[6]	Security is currently in default with regards to scheduled interest or principal payments.
[7]	Non-income producing security.
[8]	Illiquid security.
[9]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2007.
[10]

IOette. This security represents the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s, however, a nominal amount of principal is assigned to an IOette. This amount is very small in relation to the interest flow that constitutes almost all of the IOette cash flow. The stated price and coupon are linked to that small principal amount therefore appear unusually large.

[11]	Inflation protected security. Principal amount reflects original security face amount.
†

Fair valued security. The aggregate value of fair valued securities is $65,430,937 which is 2.62% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees.

[12]	Represents annualized yield at date of purchase.
[13]	Securities, or a portion there of, pledged as collateral with a value of $1,463,350 on 1,984 long U.S. Treasury Two Year Note and 759 long U.S. Treasury Five Year Note futures contracts.
*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective date less than the stated maturity date.

(IO) : Interest only

(MTN): Medium term note

(PO): Principal only

(STEP): Step coupon bond.

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES — 1.62%**
HPSC Equipment Receivables LLC 2003-1A F
13.95%	07/20/11	2,†	$187,468	$190,280
Renaissance Home Equity Loan Trust 2007-1 N
9.79%	04/25/37	[2]	850,000	849,834
Terwin Mortgage Trust 2007-3SL AX (IO)
23.50%	05/25/38	2,†	1,700,000	392,028
Terwin Mortgage Trust 2007-3SL CE2
0.00%	05/25/38	2,3,†	17,160,000	934

Total Asset-Backed Securities
(Cost $1,427,789)				1,433,076

CORPORATES — 87.38%*
Automotive — 8.70%
Cooper Standard TLD
7.89%	12/23/11	[4]	740,625	743,402
Delphi Dip 2nd Lien
8.13%	12/31/07	[4]	750,000	753,594
Ford Motor Credit Co.
7.00%	10/01/13		900,000	837,688
8.00%	12/15/16		775,000	746,967
9.81%	04/15/12	[5]	550,000	583,803
General Motors Corp.
7.70%	04/15/16		126,000	117,495
8.25%	07/15/23		384,000	347,520
General Motors Corp. Strip II
0.00%	07/20/11	[4]	550,000	528,229
GMAC LLC
7.56%	12/01/14	[5]	250,000	253,284
8.00%	11/01/31		1,510,000	1,623,448
Metaldyne Corp.
10.00%	11/01/13		650,000	667,875
Tenneco, Inc.
8.63%	11/15/14		500,000	521,250

				7,724,555

Banking — 1.55%
CS First Boston/London
9.65%	03/24/10	[2,5]	584,000	537,689
9.65%	03/24/10	[2,5]	189,000	174,012
Doral Financial Corp.
6.19%	07/20/07	[5]	525,000	496,178
JPMorgan Chase Bank NA
7.59%	03/28/22	[5]	175,000	167,108

				1,374,987

Basic Industry — 10.32%
AK Steel Corp.
7.75%	06/15/12		250,000	255,312
7.88%	02/15/09		225,000	226,125
American Railcar Industries, Inc.
7.50%	03/01/14	[2]	225,000	232,312
Equistar Chemicals LP/Equistar Funding Corp.
10.63%	05/01/11		977,000	1,035,620
Freeport-McMoRan Copper & Gold, Inc.
8.38%	04/01/17		400,000	433,500
10.13%	02/01/10		700,000	740,250
MacDermid, Inc.
9.50%	04/15/17	[2]	1,000,000	1,027,500
Massey Energy Co.
6.88%	12/15/13		750,000	715,312
Mosaic Co. (The)
7.63%	12/01/16	[2]	650,000	689,000
Murray Bank Loan 2nd Lien
13.86%	01/31/11	[4]	1,576,712	1,683,140
Nalco Co. Term Loan B
7.11%	11/04/10	[4]	475,965	479,47
PolyOne Corp.
10.63%	05/15/10		550,000	583,000
Steel Dynamics, Inc.
9.50%	03/15/09		100,000	102,375
9.50%	03/15/09		575,000	588,656
UCAR Finance, Inc.
10.25%	02/15/12		351,000	370,305

				9,161,878

Capital Goods — 3.21%
Ainsworth Lumber Co. Ltd.
6.75%	03/15/14		425,000	297,500
Builders FirstSource, Inc.
9.61%	02/15/12	[5]	425,000	433,500
L-3 Communications Corp.
5.88%	01/15/15		550,000	536,938
6.38%	10/15/15		375,000	373,594
Packaging Dynamics Finance	Corp.
10.00%	05/01/16	[2]	275,000	284,625
United Rentals North America, Inc.
6.50%	02/15/12		675,000	676,688
7.00%	02/15/14		250,000	250,625

				2,853,470

Communications — 16.89%
American Cellular Corp.
10.00%	08/01/11		145,000	154,244
CCH I Holdings LLC/CCH I Holdings Capital Corp.
11.00%	10/01/15		1,100,000	1,144,000
CCO Holdings LLC/CCO Holdings Capital Corp.
8.75%	11/15/13		500,000	520,000
Cebridge 2nd Lien PIK
11.36%	05/05/14	[4]	1,334,778	1,377,426

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Centennial Cellular Operating Co./Centennial Communications Corp.
10.13%	06/15/13		760,000	824,600
Charter Communications, Inc. Term Loan 3rd Lien
8.13%	03/01/14	[4]	500,000	500,625
Cincinnati Bell, Inc.
7.25%	07/15/13		600,000	625,500
Dex Media West LLC/Dex Media Finance Co.
9.88%	08/15/13		325,000	356,281
Hawaiian Telcom Communications, Inc. B
10.89%	05/01/13	[5]	500,000	510,000
Intelsat Intermediate Holding Co. Ltd. (STEP)
0.00%	02/01/15	[5]	1,225,000	1,022,875
Intelsat Subsidiary Holding Co. Ltd.
8.63%	01/15/15		400,000	430,000
Level 3 Financing, Inc.
7.57%	03/01/14	[4]	250,000	251,004
9.25%	11/01/14	[2]	1,650,000	1,703,625
PAETEC Holding Corp.
8.82%	02/28/13	[4]	500,000	507,000
Primedia, Inc.
10.74%	05/15/10	[5]	475,000	494,000
Qwest Communications International, Inc.
8.86%	02/15/09	[5]	300,000	304,500
Qwest Communications International, Inc. B
7.50%	02/15/14		1,250,000	1,293,750
Rogers Wireless, Inc.
8.48%	12/15/10	[5]	620,000	633,950
Univision Communications, Inc. 1st Lien Strip
0.00%	03/15/14	[4]	500,000	500,228
Univision Communications, Inc. PIK
9.75%	03/15/15	[2]	400,000	400,500
Wide Open West Term Loan
10.36%	04/28/13	[4]	500,000	511,094
Windstream Corp.
8.63%	08/01/16		850,000	933,938

				14,999,140

Consumer Products — 2.38%
Riddell Bell Holdings, Inc.
8.38%	10/01/12		475,000	471,438
Steinway Musical Instruments
7.00%	03/01/14	[2]	785,000	777,150
Visant Corp.
7.63%	10/01/12		325,000	332,312
Visant Holding Corp.
8.75%	12/01/13		250,000	261,875
Visant Holding Corp. (STEP)
0.00%	12/01/13		290,000	269,700

				2,112,475

Electric — 5.64%
Aquila, Inc.
8.00%	03/01/23		900,000	923,625
14.88%	07/01/12		700,000	915,250
Boston Generating LLC 1st Lien
5.92%	12/19/13	[4]	250,000	251,920
Boston Generating LLC 2nd Lien
9.60%	06/19/14	[4]	750,000	768,938
Calpine CCFC I Term Loan
11.32%	08/26/09	[4]	745,524	787,460
Reliant Energy, Inc.
9.25%	07/15/10		800,000	847,000
TPF Generation Holdings LLC 2nd Lien
9.60%	12/15/14	[4]	500,000	510,938

				5,005,131

Energy — 13.25%
Allis-Chalmers Energy, Inc.
8.50%	03/01/17		150,000	148,500
9.00%	01/15/14		800,000	810,000
Chesapeake Energy Corp.
7.00%	08/15/14		630,000	652,050
7.50%	06/15/14		225,000	236,812
7.75%	01/15/15		75,000	78,562
Denbury Resources, Inc.
7.50%	12/15/15		375,000	380,625
Griffin Coal Mining Co.
9.50%	12/01/16	[2]	925,000	968,938
Hanover Equipment Trust
8.75%	09/01/11		870,000	909,150
Hawkeye Renewables 1st Lien
9.36%	06/30/12	[4]	498,120	483,613
Hilcorp Energy I LP/Hilcorp Finance Co.
7.75%	11/01/15	[2]	625,000	614,062
James River Coal Co.
9.38%	06/01/12		575,000	514,625
NRG Energy, Inc.
7.38%	01/15/17		375,000	385,781
NRG Energy, Inc. Strip
7.35%	02/01/13	[4]	661,565	666,793
Parker Drilling Co.
9.63%	10/01/13		25,000	27,250
10.11%	09/01/10	[5]	469,000	480,725
Pogo Producing Co.
7.88%	05/01/13		250,000	251,875
8.25%	04/15/11		250,000	254,687
Pride International, Inc.
7.38%	07/15/14		325,000	334,750

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Sabine Pass LNG LP
7.25%	11/30/13	[2]	500,000	502,500
7.50%	11/30/16	[2]	550,000	555,500
Stallion Oilfield Services/Stallion Oilfield Finance Corp.
9.75%	02/01/15	[2]	875,000	894,688
Venoco, Inc. 2nd Lien Term Loan
9.88%	04/26/11	[4]	1,600,000	1,616,000

				11,767,486

Finance — 7.65%
Dow Jones CDX HY 6-TI
8.63%	06/29/11	[2]	1,000,000	1,056,250
Dow Jones CDX HY 7-T1
8.38%	12/29/11	[2]	2,750,000	2,852,987
Kelson 1st Lien
7.61%	03/16/13	[4]	125,000	124,531
Kelson 2nd Lien PIK
8.13%	03/01/14	[4]	1,125,000	1,096,172
Lehman Brothers Holdings, Inc. (MTN)
11.00%	11/07/16	[5]	383,000	396,290
Lehman Brothers Holdings, Inc. H (MTN)
12.50%	11/30/10	[5]	294,000	286,268
LSP Gen Finance 2nd Lien Loan
8.85%	04/13/14	[4]	500,000	506,875
Residential Capital LLC
7.19%	04/17/09	[2,5]	475,000	471,119

				6,790,492

Food — 0.18%
Del Monte Corp.
6.75%	02/15/15		162,500	161,484

Gaming — 3.91%
French Lick Resorts & Casino LLC/French Lick Resorts & Casino Corp.
10.75%	04/15/14	[2]	575,000	485,875
Herbst Gaming, Inc.
8.13%	06/01/12		575,000	583,625

Majestic Star Casino LLC/Majestic Star Casino Capital Corp.
9.50%	10/15/10		325,000	342,469
Penn National Gaming, Inc.
6.75%	03/01/15		340,000	331,500
Tropicana Entertainment
0.00%	12/31/11	[4]	500,000	505,938
9.63%	12/15/14	[2]	450,000	453,938
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
6.63%	12/01/14		775,000	771,125

				3,474,470

Health Care — 3.72%
Accellent, Inc.
10.50%	12/01/13		250,000	260,000
Biovail Corp.
7.88%	04/01/10		200,000	203,750
HCA Term Loan B
7.60%	11/17/13	[4]	997,500	1,007,164
HCA, Inc.
9.25%	11/15/16	[2]	1,300,000	1,405,625
Tenet Healthcare Corp.
9.25%	02/01/15		425,000	422,875

				3,299,414

Natural Gas — 0.92%
El Paso Production Holding Co.
7.75%	06/01/13		775,000	813,750

Retail — 0.46%
Neiman Marcus Term Loan B
7.35%	03/13/13	[4]	407,426	411,516

Services — 3.95%
Aramark Corp.
8.50%	02/01/15	[2]	100,000	104,500
Corrections Corp. of America
6.25%	03/15/13		350,000	351,750
Idearc, Inc. Term Loan B
7.31%	11/15/14	[4]	1,500,000	1,510,875
Rental Services Corp.
9.50%	12/01/14	[2]	225,000	240,750
Rental Services Term Loan 2nd Lien
8.86%	11/30/13	[4]	1,000,000	1,017,750
Service Corp. International/US
6.50%	03/15/08		283,000	285,830

				3,511,455

Technology — 0.58%
Amkor Technology, Inc. 2nd Lien
9.86%	10/27/10	[4]	500,000	518,854

Transportation — 4.07%
Air 2 US A
8.03%	10/01/20	[2]	202,562	212,817
Continental Airlines, Inc. 1997-1 A
7.46%	10/01/16		851,464	889,248
Continental Airlines, Inc. 2007-
6.90%	04/19/22		500,000	505,000
Northwest Air Dip
7.85%	08/21/08	[4]	500,000	502,266
United Air Lines, Inc.
7.38%	02/01/14	[4]	1,000,000	1,001,719

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
US Airways Group
7.85%	03/15/14	[4]	500,000	502,723

				3,613,773

Total Corporates
(Cost $76,505,887)				77,594,330

MORTGAGE-BACKED — 3.84%**
Non-Agency Mortgage-Backed — 3.69%
BHN I Mortgage Fund 2000-1 AF
8.00%	03/31/11	2,3,†	1,108,743	310,448
Countrywide Alternative Loan Trust 2005-14 4X (IO)
2.19%	05/25/35	3,6,†	1,059,304	22,722
Countrywide Alternative Loan Trust 2006-0A9 X1P (IO)
2.77%	07/20/46	[3,6]	11,715,381	532,684
Harborview Mortgage Loan Trust 2005-1 X (IO)
2.18%	03/19/35	[3,6]	1,528,417	31,046
Harborview Mortgage Loan Trust 2005-10 X (IO)
2.30%	11/19/35	[3,5]	1,879,184	49,622
Harborview Mortgage Loan Trust 2005-12 X2A (IO)
0.56%	10/19/35	[5]	8,775,799	83,644
Harborview Mortgage Loan Trust 2006-4 X1 (IO)
2.90%	05/19/47	[3,5]	6,504,015	278,453
IndyMac Index Mortgage Loan Trust 2004-AR12 AX2 (IO)
1.85%	12/25/34	[3,6]	988,287	20,692
Washington Mutual, Inc. 2006-AR5 X (IO)
1.47%	06/25/46	[3,6]	22,775,660	193,593
Washington Mutual, Inc. 2006-AR9 1XPP (IO)
0.83%	08/25/46	[3,6]	45,057,851	432,556
Washington Mutual, Inc. 2007-0A3 CXPP (IO)
0.00%	04/25/47	[3,6]	35,000,000	452,725
Washington Mutual, Inc. 2007-0A1 XPPP (IO)
0.74%	02/25/47	[3,6]	39,275,824	581,282
Washington Mutual, Inc. 2007-0A2 1XPPP (IO)
0.00%	03/25/47	[3,6]	19,710,000	289,665

				3,279,132

U.S. Agency Mortgage-Backed — 0.15%
Fannie Mae 1993-225 SG
4.90%	12/25/13	[5]	116,018	118,565
Freddie Mac 2696 NI (IO)
5.50%	03/15/23		29,129	25
Ginnie Mae 2003-28 LI (IO)
5.50%	02/20/32		93,733	11,926

				130,516

Total Mortgage-Backed
(Cost $4,560,812)				3,409,648

SHORT TERM INVESTMENTS — 8.87%
Commercial Paper — 6.66%
CAFCO LLC
5.26%[7]	04/18/07		$1,760,000	1,755,628
CRC Funding LLC
5.26%[7]	04/23/07		1,765,000	1,759,327
DaimlerChrysler NA Holding Corp.
5.36%[7]	04/16/07		470,000	468,950
Park Avenue Receivables Corp.
5.26%[7]	04/09/07		675,000	674,211
5.26%[7]	04/20/07		1,260,000	1,256,502

				5,914,618

Money Market Fund — 2.20%
JPMorgan Prime Money Market Fund			1,949,000	1,949,000

U.S. Treasury Bills — 0.01%
U.S. Treasury Bills
4.96%[7]	04/05/07	[8]	2,000	1,999
5.05%[7]	04/05/07		10,000	9,995

				11,994

Total Short Term Investments
(Cost $7,875,612)				7,875,612

Total Investments – 101.71%
(Cost $90,370,100)[1]				90,312,666

Liabilities in Excess of Other Assets – (1.71%)				(1,514,465)

Net Assets – 100.00%				$88,798,201

Contracts		Unrealized Appreciation
	FUTURES CONTRACTS: LONG POSITIONS
2	U.S. Treasury Two Year Note, June 2007	$910

	Net unrealized appreciation	$910

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE
The Fund pays a floating rate based on 3-month USD Libor and the Fund receives from the counterparty a fixed rate of 5.16% semi-annually. Counterparty: Barclays Bank PLC
	01/02/09	$6,590	$7,129
The Fund pays a floating rate based on 3 month USD Libor and the Fund receives from the counterparty a fixed rate of 5.17% semi-annually. Counterparty: Citigroup
	01/02/09	14,030	15,350

			$22,479

SWAPS: CREDIT DEFAULT (PURCHASED)

Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Dow Jones CDX Series 6, due 06/20/11. Counterparty : Bear Stearns & Co., Inc.

	06/20/11	1,000	(20,874)

Pay a fixed rate equal to 3.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Dow Jones CDX Series 7, due 12/20/11. Counterparty : Deutsche Bank

	12/20/11	1,000	(28,593)

Pay a fixed rate equal to 0.75% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series 7 IG HVOL, due 12/20/11. Counterparty: JPMorgan & Co.

	12/20/11	1,000	4,439

Pay a fixed rate equal to 0.70% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the PHM, 7.88% due 12/20/11. Counterparty: Lehman Brothers Holdings, Inc.

	12/20/11	1,000	16,995
Pay a fixed rate equal to 0.50% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Southwest LUV, 6.50% due 03/01/12. Counterparty: UBS AG
	03/20/14	500	1,857

Pay a fixed rate equal to 3.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Countrywide Asset-Backed Certificates 2004-ECC1 B, 8.32% due 01/25/34. Counterparty: Citigroup Inc.

	01/25/34	69	2,964

Pay a fixed rate equal to 2.10% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the MASTR Asset-Backed Securities Trust 2004-WMC2 M5, 7.72% due 04/25/34. Counterparty: Citigroup Inc.

	04/25/34	41	1,007

Pay a fixed rate equal to 2.05% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Countrywide Asset-Backed Certificates 2004-6 M8, 6.79% due 05/25/34. Counterparty: Citigroup Inc.

	05/25/34	41	171

Pay a fixed rate equal to 2.07% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley ABS Capital I 2004-NC5 B2, 7.57% due 05/25/34. Counterparty: Citigroup Inc.

	05/25/34	41	294

Pay a fixed rate equal to 2.03% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Long Beach Mortgage Loan Trust 2004-2 M6, 7.57% due 06/25/34. Counterparty: Citigroup Inc.

	06/25/34	41	605

Pay a fixed rate equal to 2.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Countrywide Asset-Backed Certificates 2004-ECC2 M8, 7.47% due 06/25/34. Counterparty: Citigroup Inc.

	06/25/34	69	891

Pay a fixed rate equal to 2.05% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AmeriQuest Mortgage Securities, Inc. 2004-R6 M3, 7.47% due 07/25/34. Counterparty: Citigroup Inc.

	07/25/34	41	3,944

Pay a fixed rate equal to 2.05% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley ABS Capital I 2004-HE6 B2, 7.27% due 08/25/34. Counterparty: Citigroup Inc.

	08/25/34	41	942

Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Residential Asset Securities Corp. 2004-KS10 M5, 7.17% due 11/25/34. Counterparty: Citigroup Inc.

	11/25/34	41	1,478

Pay a fixed rate equal to 1.95% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the CDC Mortgage Capital Trust 2004-HE3 B2, 7.27% due 11/25/34. Counterparty: Citigroup Inc.

	11/25/34	41	2,355

Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Countrywide Asset-Backed Certificates 2004-12 MV8, 7.12% due 11/25/34. Counterparty: Citigroup Inc.

	11/25/34	41	740

Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the GSAMP Trust 2005-HE1 B2, 7.02% due 11/25/34. Counterparty: Citigroup Inc.

	11/25/34	41	439

Pay a fixed rate equal to 3.35% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Aegis Asset-Backed Securities Trust 2004-5 B3, 8.82% due 12/25/34. Counterparty: Citigroup Inc.

	12/25/34	41	11,995

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) (continued)

Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the ACE Securities Corp. 2004-RM2 B1, 7.02% due 01/25/35. Counterparty: Citigroup Inc.

	01/25/35	41	441

Pay a fixed rate equal to 2.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the New Century Home Equity Loan Trust 2004-4 M9, 8.02% due 02/25/35. Counterparty: Citigroup Inc.

	02/25/35	69	2,467

Pay a fixed rate equal to 3.05% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Equity Asset Trust 2004-8 B3, 8.48% due 03/25/35. Counterparty: Citigroup Inc.

	03/25/35	41	9,878

			$14,435

SWAPS: CREDIT DEFAULT (WRITTEN)

Receive a fixed rate equal to 2.00% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the CDS-W F 7 13, 7.00% due 12/20/07. Counterparty: JPMorgan & Co.

	12/20/07	2,500	$16,900

Notes:

[1]	Cost for Federal income tax purposes is $90,375,891 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$2,348,171
Gross unrealized depreciation	(2,411,396)

Net unrealized (depreciation)	$(63,225)

[2]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2007 was $18,431,736 representing 20.75% of total net assets.

[3]	Illiquid security.
[4]	Securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of TNA
02/17/05	Amkor Technology, Inc. 2nd Lien, 9.86%, 10/27/10	$513,811	$518,854	0.58%
12/19/06	Boston Generating 1st Lien, 5.92%, 12/19/13	250,000	251,920	0.28%
12/19/06	Boston Generating 2nd Lien, 9.60%, 06/19/14	757,015	768,938	0.87%
08/07/03	Calpine CCFC I Term Loan, 11.32%, 08/26/09	770,635	787,460	0.89%
06/30/06	Cebridge 2nd Lien PIK, 11.36%, 05/05/14	1,332,416	1,377,426	1.55%
03/15/07	Charter Term Loan 3rd Lien, 8.13%, 03/01/14	500,625	500,625	0.56%
03/14/06	Cooper Standard TLD, 7.89%, 12/23/11	745,710	743,402	0.83%
01/08/07	Delphi Dip 2nd Lien, 8.13%, 12/31/07	750,000	753,594	0.85%
05/03/06	General Motors Corp. Strip II, 0.00%, 07/20/11	538,966	528,229	0.59%
10/10/06	Hawkeye Renewables 1st Lien, 9.36%, 06/30/12	483,058	483,613	0.54%
11/14/06	HCA Term Loan B, 7.60%, 11/17/13	1,004,162	1,007,164	1.13%
11/09/06	Idearc, Inc. Term Loan B, 7.31%, 11/15/14	1,502,715	1,510,875	1.70%
03/07/07	Kelson 1st Lien, 7.61%, 03/16/13	125,000	124,531	0.14%
03/07/07	Kelson 2nd Lien PIK, 8.13%, 03/01/14	1,120,938	1,096,172	1.23%
03/01/07	Level 3 Financing, Inc., 7.57%, 03/01/14	250,000	251,004	0.28%
04/26/06	LSP Gen Finance 2nd Lien Loan, 8.85%, 04/13/14	508,401	506,875	0.57%
02/03/05	Murray Bank Loan 2nd Lien, 13.86%, 01/31/11	1,631,315	1,683,140	1.89%
12/07/05	Nalco Co. Term Loan, 7.23%, 11/04/10	478,856	479,471	0.54%
10/14/05	Neiman Marcus Term Loan B, 7.35%, 03/13/13	409,903	411,516	0.46%
08/21/06	Northwest Air Dip, 7.85%, 08/21/08	500,000	502,266	0.56%
06/29/06	NRG Energy, Inc. Strip, 7.35%, 02/01/13	664,271	666,793	0.75%
02/09/07	PAETEC Holding Corp., 8.82%, 02/28/13	500,000	507,000	0.57%
11/21/06	Rental Services Term Loan 2nd Lien, 8.86%, 11/30/13	1,008,996	1,017,750	1.15%
12/21/06	TPF Generation Hold- ings LLC 2nd Lien, 9.60%, 12/15/14	500,000	510,938	0.58%
01/04/07	Tropicana Entertain- ment, 0.00%, 12/31/11	500,000	505,938	0.57%
02/01/07	United Air Lines, Inc., 7.38%, 02/01/14	1,000,000	1,001,719	1.13%
03/16/07	Univision Communi- cations, Inc. 1st Lien Strip, 0.00%, 03/15/14	500,000	500,228	0.56%
03/23/07	US Airways Group, 7.85%, 03/15/14	500,000	502,723	0.57%
04/26/06	Venoco, Inc. 2nd Lien Term Loan, 9.88%, 04/26/11	1,611,068	1,616,000	1.82%
04/28/06	Wide Open West Loan, 10.36%, 04/28/13	502,044	511,094	0.58%

		$21,459,905	$21,627,258	24.36%

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2007

[5]	Floating rate security. The rate disclosed is that in effect at March 31, 2007.
[6]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2007.
[7]	Represents annualized yield at date of purchase.
[8]	Securities, or a portion there of, pledged as collateral with a value of $1,999 on 2 Long U.S. Treasury Two Year Note futures contracts.
†

Fair valued security. The aggregate value of fair valued securities is $916,412 which is 1.03% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective date less than the stated maturity date.

(IO): Interest only

(MTN): Medium term note

(STEP): Step coupon bond

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES — 46.15%**
ABFS Mortgage Loan Trust 2002-1 A5 (STEP)
6.51%	12/15/32		$425,172	$427,478
ABFS Mortgage Loan Trust 2002-2 A7 (STEP)
5.22%	07/15/33		15,453	15,345
ACE Securities Corp. 2005-WF1 A2C
5.66%	05/25/35	[2]	7,000,000	7,018,592
Aircraft Lease Securitisation Ltd. 2005-1A C1
9.07%	09/09/30	2,3,†	3,692,402	3,747,788
Aviation Capital Group Trust 2003-2A B1
8.32%	09/20/33	2,3,†	2,803,828	2,873,923
Bayview Financial Acquisition Trust 2004-B A1
5.82%	05/28/39	2,3,†	5,996,459	5,996,459
Citigroup Mortgage Loan Trust, Inc. 2007-WFH1 A3
5.47%	01/25/37	[2]	7,000,000	6,991,261
Conseco Finance 2002-C BF1
8.00%	06/15/32		3,763,000	3,776,875
Conseco Finance 2002-C BF2
8.00%	06/15/32	3,†	1,270,131	1,270,131
Conseco Finance Securitizations Corp. 2001-4 AIO (IO)
2.50%	09/01/33	4,†	617,500	5,959
Conseco Finance Securitizations Corp. 2002-1 A
6.68%	12/01/33		260,526	264,231
Conseco Finance Securitizations Corp. 2002-2 AIO (IO)
8.50%	03/01/33	4,†	228,832	45,623
Countrywide Asset-Backed Certificates 2006-12N N
7.25%	07/25/37	[3]	499,168	424,293
Countrywide Asset-Backed NIM Certificates 2006-26 Note
5.75%	01/25/12	2,3,†	11,464,751	11,461,172
Countrywide Asset-Backed NIM Certificates 2007-1 Note
5.75%	01/25/12	2,3,†	17,195,122	17,191,766
Credit-Based Asset Servicing and Securitization LLC 2006-CB4 AV3
5.47%	05/25/36	[2]	6,900,000	6,898,784
Deutsche Financial Capital Securitization LLC 1997-I A3
6.75%	09/15/27		150,736	152,279
First Franklin Mortgage Loan Asset Backed Certificates 2004-FFH3 2A4
5.86%	10/25/34	[2]	4,000,000	4,006,498
First Franklin Mortgage Loan Asset Backed Certificates 2006-FF17 A6
5.63%	12/25/36	[2]	6,900,000	6,881,674
First Franklin Mortgage Loan Asset Backed Certificates 2007-FF1 A2D
5.54%	01/25/38	[2]	6,900,000	6,900,459
Green Tree Financial Corp. 1996-10 M1
7.24%	11/15/28		2,700,000	2,694,267
Green Tree Financial Corp. 1996-8 A6
7.60%	10/15/27		95,390	98,854
Green Tree Financial Corp. 1998-2 A6
6.81%	12/01/27		1,243,586	1,288,700
Green Tree Financial Corp. 1998-4 A5
6.18%	04/01/30		2,591,453	2,608,827
Green Tree Financial Corp. 1998-4 A7
6.87%	04/01/30		1,090,796	1,130,461
Green Tree Financial Corp. 1998-6 A8
6.66%	06/01/30		1,500,000	1,465,094
Green Tree Financial Corp. 1999-1 A5
6.11%	09/01/23		55,884	56,272
Green Tree Financial Corp. 1999-5 A4
7.33%	03/01/30		592	593
Green Tree Financial Corp. 1999-5 A5
7.86%	03/01/30		202,000	179,293
Green Tree Home Improvement Loan Trust 1995-C B2
7.60%	07/15/20		181,084	177,286
Green Tree Home Improvement Loan Trust 1995-D B2
7.45%	09/15/25		339,567	335,515
Green Tree Home Improvement Loan Trust 1995-F B2
7.10%	01/15/21		51,329	49,746
Green Tree Recreational, Equipment & Consumer Trust 1996-C CTFS
7.65%	10/15/17		45,939	44,497
GSR Mortgage Loan Trust 2005-HEL1 B1
8.32%	11/25/30	2,†	2,491,000	2,182,838
HFC Home Equity Loan Asset Backed Certificates 2004-1 A
5.67%	09/20/33	[2]	1,053,375	1,056,794
Home Equity Asset Trust 2006-3 2A2
5.45%	07/25/36	[2]	2,650,000	2,650,000
IndyMac Manufactured Housing Contract 1997-1 A3
6.61%	02/25/28		1,285,208	1,243,413
IndyMac Manufactured Housing Contract 1997-1 A4
6.75%	02/25/28		634,602	616,840
IndyMac Manufactured Housing Contract 1998-1 A4
6.49%	09/25/28	†	320,060	310,859
IndyMac Manufactured Housing Contract 1998-1 A5
6.96%	09/25/28	†	1,143,073	1,116,639
IndyMac Manufactured Housing Contract 1998-2 A2
6.17%	12/25/11		310,633	303,651
IndyMac Manufactured Housing Contract 1998-2 A4
6.64%	12/25/27		661,250	648,700

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Inman Square Funding Ltd. 2004-1A I
5.96%	10/20/34	2,3,†	8,281,567	8,273,698
Inman Square Funding Ltd. 2005-2A I
5.81%	10/06/40	2,3,†	20,000,000	19,999,999
Long Beach Asset Holdings Corp. 2006-11 N1
6.75%	01/25/47	3,†	1,084,530	1,073,685
Long Beach Asset Holdings Corp. 2006-9 N1
6.25%	10/25/46	3,†	1,385,429	1,371,575
MASTR ABS NIM Trust 2006-CI13 N
7.00%	12/25/35	3,†	490,651	434,226
MASTR ABS NIM Trust 2006-CI14 N
6.00%	07/26/35	[3]	203,971	203,895
MASTR ABS NIM Trust 2006-CI14 N2
8.00%	07/26/35	3,†	1,337,000	1,270,150
Merrill Lynch Mortgage Investors, Inc. 2004-HE2 A2C
5.90%	08/25/35	[2]	4,000,000	4,026,958
Mid-State Trust 11 B
8.22%	07/15/38		22,758	22,211
Mid-State Trust 2004-1 B
8.90%	08/15/37		1,838,769	1,896,848
Mid-State Trust 6 A4
7.79%	07/01/35		74,445	79,620
Morgan Stanley ABS Capital I 2004-HE5 A4
5.85%	06/25/34	[2]	300,857	301,116
Morgan Stanley ABS Capital I 2007-HE1 A2D
5.55%	11/25/36	[2]	6,900,000	6,899,854
Nationstar Home Equity Loan Trust 2007-A AV4
5.55%	03/25/37	[2]	5,000,000	5,007,501
Newcastle Mortgage Securities Trust 2006-1 A2
5.44%	03/25/36	[2]	4,000,000	3,998,124
Nomura Asset Acceptance Corp. 2006-S1 AIO (IO)
10.00%	01/25/36	2,3,†	8,200,000	594,183
Oakwood Mortgage Investors, Inc. 1998-A A4
6.20%	05/15/28		6,781	6,818
Oakwood Mortgage Investors, Inc. 1998-B A4
6.35%	03/15/17		381,300	382,242
Oakwood Mortgage Investors, Inc. 1999-A A2
5.89%	04/15/29		366,234	355,772
Oakwood Mortgage Investors, Inc. 2001-D A2
5.26%	01/15/19		229,595	180,948
Oakwood Mortgage Investors, Inc. 2001-D A3
5.90%	09/15/22		13,677	11,267
Oakwood Mortgage Investors, Inc. 2001-D A4
6.93%	09/15/31		816,643	717,529
Oakwood Mortgage Investors, Inc. 2002-A AIO (IO)
6.00%	02/15/10	4,†	264,368	33,264
Oakwood Mortgage Investors, Inc. 2002-B A2
5.19%	09/15/19		305,380	270,657
Oakwood Mortgage Investors, Inc. 2002-B AIO (IO)
6.00%	05/15/10	4,†	2,720,148	353,619
PAMCO CLO 1998-1A B2
6.71%	05/01/10	2,3,†	2,500,000	2,438,676
RAAC Series 2007-RP1 M4
7.32%	05/25/46	2,3,†	702,565	697,734
Renaissance Home Equity Loan Trust 2005-2 N
5.19%	07/25/35	[3]	7,197	7,187
Renaissance Home Equity Loan Trust 2007-1 N
9.79%	04/25/37	[3]	3,900,000	3,899,238
Specialty Underwriting & Residential Finance 2004-BC4 A2C
5.81%	10/25/35	[2]	3,000,000	3,019,745
Structured Asset Receivables Trust 2005-1
5.87%	01/21/15	3,†	14,422,344	14,386,284
Terwin Mortgage Trust 2004-7HE A1
5.87%	07/25/34	[2,3]	168,686	168,791
Terwin Mortgage Trust 2005-11 1A1A (STEP)
4.50%	11/25/36	[3]	440,258	438,049
Terwin Mortgage Trust 2005-11 1M2 (STEP)
4.50%	11/25/36	[3]	3,500,000	3,338,750
Terwin Mortgage Trust 2005-13SL P
0.00%	12/25/36	[3,4]	1,000	800,000
Terwin Mortgage Trust 2005-5SL B4
6.00%	05/25/35	3,†	1,000,000	750,000
Terwin Mortgage Trust 2005-P1 A
0.00%	11/25/35	[4,5]	570	114,000
Terwin Mortgage Trust 2006-1 2P
0.00%	01/25/37	[3,4]	1,000	625,000
Terwin Mortgage Trust 2006-4SL P
0.00%	05/25/37		410	738,000
Terwin Mortgage Trust 2006-6 1AX (IO)
18.00%	07/25/37	[2]	21,857,143	546,429
Terwin Mortgage Trust 2006-8 2A1
4.50%	08/25/37	2,3,†	6,858,104	6,776,780
Terwin Mortgage Trust 2007-3SL AX (IO)
23.50%	05/25/38	3,†	20,262,400	4,672,608
Terwin Mortgage Trust 2007-3SL CE2
0.00%	05/25/38	3,4,†	111,560,000	6,073
Terwin Mortgage Trust NIM 2007-4 N1
7.75%	03/25/37	3,†	2,605,000	2,549,299

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
UCFC Home Equity Loan 1998-D BF1
8.97%	04/15/30		585	586
Vertical CDO Ltd. 2007-1A A1J
5.90%	04/10/47	2,3,†	6,000,000	5,851,144

Total Asset-Backed Securities
(Cost $217,416,685)				216,199,861

CORPORATES — 29.63%*
Automotive — 4.28%
Delphi Dip 2nd Lien
8.13%	12/31/07	[5]	5,000,000	5,023,960
Ford Motor Credit Co.
8.11%	01/13/12	[2]	4,000,000	3,914,684
General Motors Corp.
7.38%	05/23/48		7,600,000	6,118,000
8.25%	07/15/23		1,270,000	1,149,350
GMAC LLC
7.56%	12/01/14	[2]	3,475,000	3,520,641
8.00%	11/01/31	[6]	325,000	349,418

				20,076,053

Banking — 1.24%
CS First Boston/London
9.65%	03/24/10	[2,3]	1,832,000	1,686,722
9.65%	03/24/10	[2,3]	1,063,000	978,704
Deutsche Bank Capital Funding Trust VII
5.63%	01/19/49	[2,3]	1,000,000	983,247
JPMorgan Chase Bank NA
8.75%	11/28/21	[2]	2,201,000	2,177,009

				5,825,682

Basic Industry — 0.99%
Barrick Gold Finance Co.
5.80%	11/15/34		667,000	616,908
C8 Capital SPV Ltd.
6.64%	12/31/49	[2,3]	3,000,000	2,952,680
Murray Bank Loan 3rd Lien
13.86%	07/28/11	[5]	1,022,672	1,068,692

				4,638,280

Communications — 3.19%
CCO Holdings LLC/CCO Holdings Capital Corp.
9.48%	12/15/10	[2]	2,000,000	2,045,000
Cebridge 2nd Lien PIK
11.36%	05/05/14	[5]	6,171,268	6,368,526
Charter Communications, Inc. Term Loan 3rd Lien
8.13%	03/01/14	[5]	3,000,000	3,003,750
Level 3 Financing, Inc.
7.57%	03/01/14	[5]	1,250,000	1,255,022
9.25%	11/01/14	[3]	1,500,000	1,548,750
Univision Communications, Inc. 1st Lien Strip
0.00%	03/15/14	[5]	750,000	750,341

				14,971,389

Electric — 2.70%
Boston Generating LLC 1st Lien
5.92%	12/19/13	[5]	2,994,155	3,017,147
Power Contract Financing LLC
6.26%	02/01/10	[3]	3,265,659	3,298,498
Progress Energy, Inc.
5.81%	01/15/10	[2]	1,809,000	1,817,510
TPF Generation Holdings LLC 2nd Lien
9.60%	12/15/14[5]		1,000,000	1,021,875
TXU Energy Co. LLC
5.85%	09/16/08[2,3]		3,500,000	3,501,166

				12,656,196

Energy — 1.65%
Hawkeye Renewables 1st Lien
9.36%	06/30/12[5]		1,489,975	1,446,579
James River Coal Co.
9.38%	06/01/12		1,400,000	1,253,000
Sabine Pass LNG LP
7.25%	11/30/13[3]		2,000,000	2,010,000
7.50%	11/30/16[3]		1,000,000	1,010,000
Venoco, Inc. 2nd Lien Term Loan
9.88%	04/26/11[5]		2,000,000	2,020,000

				7,739,579

Finance — 4.13%
AMBAC Financial Group, Inc.
6.15%	02/15/37[2]		1,500,000	1,416,744
Kelson 1st Lien
7.61%	03/16/13[5]		500,000	498,125
Kelson 2nd Lien PIK
8.13%	03/01/14[5]		3,500,000	3,410,312
Lehman Brothers Holdings, Inc. (MTN)
11.00%	11/07/16[2]		1,074,000	1,111,268
Lehman Brothers Holdings, Inc. H (MTN)
12.50%	11/30/10[2]		809,000	787,723
14.50%	06/20/16[2]		1,099,000	1,214,285
Lehman Brothers Holdings, Inc. I (MTN)
5.59%	01/12/12[2]		3,860,000	3,856,179
Residential Capital LLC
6.73%	06/29/07[2]		4,000,000	4,004,752
7.19%	04/17/09[2,3]		3,090,000	3,064,755

				19,364,143

Gaming — 0.43%
Tropicana Entertainment
0.00%	12/31/11[5]		1,980,424	2,003,94

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care — 0.77%
Biovail Corp.
7.88%	04/01/10		1,400,000	1,426,250
HCA, Inc.
9.25%	11/15/16	[3]	2,000,000	2,162,500

				3,588,750

Insurance — 1.85%
Fairfax Financial Holdings Ltd.
6.88%	04/15/08		1,250,000	1,259,375
Farmers Exchange Capital
7.05%	07/15/28	[3]	1,000,000	1,028,096
Nationwide Mutual Insurance Co.
6.60%	04/15/34	[3]	1,000,000	988,172
Travelers Cos., Inc. (The)
6.25%	03/15/37	[2]	3,000,000	2,968,206
Zurich Capital Trust I
8.38%	06/01/37	[3]	2,300,000	2,401,780

				8,645,629

Natural Gas — 0.96%
Southern Union Co.
7.20%	11/01/66	[2]	4,425,000	4,482,804

Real Estate Investment Trust (REIT) — 0.66%
Health Care Property Investors, Inc.
7.07%	06/08/15		500,000	531,630
HRPT Properties Trust
5.95%	03/16/11	[2]	1,500,000	1,501,652
Shurgard Storage Centers, Inc.
7.75%	02/22/11		1,000,000	1,076,865

				3,110,147

Secured Assets — 0.20%
Ingress I Ltd.
7.38%	03/30/40	3,†	1,000,000	920,000

Transportation — 6.58%
Air 2 US A
8.03%	10/01/20	[3]	3,161,593	3,321,649
American Airlines, Inc. 1999-1 A1
6.86%	10/15/10		31,341	31,674
American Airlines, Inc. 2001-2 A1
6.98%	10/01/12		84,494	86,871
Continental Airlines, Inc. 1997-1 A
7.46%	10/01/16		13,289,799	13,879,534
Continental Airlines, Inc. 1998-2 A
6.41%	10/15/08		326,871	327,075
Continental Airlines, Inc. 2007-1
6.90%	04/19/22		1,750,000	1,767,500
JetBlue Airways Corp. 2004-2 G1
5.74%	08/15/16	[2]	1,852,679	1,858,468
Northwest Air Dip
7.85%	08/21/08	[5]	4,000,000	4,018,124
NWA Trust A
9.25%	06/21/14	[7]	126,354	134,093
United Air Lines, Inc.
7.38%	02/01/14	[5]	3,500,000	3,506,016
United Air Lines, Inc. 2000-2 A1
7.03%	04/01/12		853,510	870,580
United Air Lines, Inc. 2001-1 A1
6.07%	09/01/14		5,119	5,154
US Airways Group
7.85%	03/15/14	[5]	1,000,000	1,005,446

				30,812,184

Total Corporates
(Cost $136,926,953)				138,834,777

MORTGAGE-BACKED — 12.05%**
Commercial Mortgage-Backed — 2.23%
Bayview Commerical Asset Trust 2007-1 A1 (STEP)
5.54%	03/25/37	2,3,†	5,931,534	5,931,533
Structured Asset Securities Corp. 1996-CFL H
7.75%	02/25/28	[3]	961,241	989,834
Terra LNR 2006-1A D
6.12%	06/15/17	2,3,†	1,000,000	1,000,000
Terra LNR 2006-1A E
6.99%	06/15/17	2,3,†	2,500,000	2,499,976

				10,421,343

Non-Agency Mortgage-Backed — 6.28%
Banco de Credito Y Securitizacion SA 2001-1 AF
8.00%	05/31/10	3,4,8,†	2,432,510	681,103
BHN I Mortgage Fund 2000-1 AF
8.00%	03/31/11	3,4,†	42,201	11,816
Countrywide Alternative Loan Trust 2005-14 4X (IO)
2.19%	05/25/35	4,9,†	3,878,683	83,197
Countrywide Alternative Loan Trust 2005-59 2X (IO)
2.46%	11/20/35	[4,9]	8,663,077	303,710
Countrywide Alternative Loan Trust 2006-0A9 X1P (IO)
2.77%	07/20/46	[4,9]	33,920,534	1,542,324
Countrywide Alternative Loan Trust 2006-0A2 X1P (IO)
2.74%	05/20/46	[4]	52,015,576	2,268,711
Countrywide Alternative Loan Trust NIM 2006-0A11 N1
6.00%	09/25/46	[3]	1,759,420	1,754,166
FMAC Loan Receivables Trust 1998-CA A2
6.66%	01/15/12	[3]	63,899	62,688
Harborview Mortgage Loan Trust 2005-1 X (IO)
2.18%	03/19/35	[4,9]	9,654,095	196,099

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Harborview Mortgage Loan Trust 2005-10 X (IO)
2.30%	11/19/35	[2,4]	16,365,923	432,163
Harborview Mortgage Loan Trust 2005-12 X2A (IO)
0.56%	10/19/35	[2]	34,132,989	325,330
Harborview Mortgage Loan Trust 2006-1 X1 (IO)
2.63%	03/19/37	[2,4]	32,867,147	1,463,615
Harborview Mortgage Loan Trust 2006-4 X1 (IO)
2.90%	05/19/47	[2,4]	28,078,308	1,202,103
IndyMac Index Mortgage Loan Trust 2004-AR12 AX2 (IO)
1.85%	12/25/34	[4,9]	3,808,959	79,750
IndyMac Index Mortgage Loan Trust 2004-AR5 2A1B
5.72%	08/25/34	[2]	1,539,620	1,544,778
Lehman XS Net Interest Margin Notes 2006-2N A1
7.00%	02/27/46	3,†	3,292,002	3,292,000
Terwin Mortgage Trust NIM 2007-2 N1
7.50%	04/25/38	3,†	4,837,302	4,692,184
Washington Mutual MSC Mortgage Pass-Through Certificates 2003-MS9 1A
7.00%	04/25/33		236,733	241,301
Washington Mutual, Inc. 2006-AR9 1XPP (IO)
0.83%	08/25/46	[4,9]	180,231,405	1,730,221
Washington Mutual, Inc. 2007-0A3 CXPP (IO)
0.00%	04/25/47	[4,9]	155,000,000	2,004,923
Washington Mutual, Inc. 2007-OA1 XPPP (IO)
0.74%	02/25/47	[4,9]	257,286,887	3,807,846
Washington Mutual, Inc. 2007-OA2 1XPPP (IO)
0.00%	03/25/47	[4,9]	116,136,183	1,707,202

				29,427,230

U.S. Agency Mortgage-Backed — 3.54%
Fannie Mae 1993-80 S
4.35%	05/25/23	[2]	29,615	29,477
Fannie Mae 1997-44 SB (IO)
2.61%	06/25/08	[2]	104,213	1,834
Fannie Mae 2000-45 SA (IO)
2.63%	12/18/30	[2]	4,685,493	383,839
Fannie Mae 2001-31 SA
6.07%	11/25/17	[2]	44,960	44,992
Fannie Mae 2001-42 SB
8.50%	09/25/31	[2]	3,307	3,575
Fannie Mae 2003-107 SQ (IO)
2.33%	05/25/33	[2]	802,928	39,783
Fannie Mae 2003-124 IO (IO)
5.25%	03/25/31		1,632,157	62,969
Fannie Mae 2003-124 TS
9.80%	01/25/34	[2]	65,559	72,977
Fannie Mae 2003-37 IG (IO)
5.50%	05/25/32		3,065,463	517,266
Fannie Mae 2003-67 IH (IO)
5.00%	01/25/25		1,228,226	42,269
Fannie Mae 2003-85 IP (IO)
5.50%	12/25/28		135,000	14,390
Fannie Mae 2005-47 SL
7.50%	06/25/35	[2]	1,783,084	1,784,817
Fannie Mae Pool 555312
7.14%	01/01/33	[2]	1,001,505	1,021,020
Freddie Mac 1602 SN
10.09%	10/15/23	[2]	14,590	17,312
Freddie Mac 2451 SP
5.24%	05/15/09	[2]	12,215	12,200
Freddie Mac 2527 TI (IO)
6.00%	02/15/32		1,003,166	114,717
Freddie Mac 2561 BX (IO)
5.00%	05/15/17		2,298,379	270,821
Freddie Mac 2587 IH (IO)
5.00%	08/15/25		2,058,130	91,845
Freddie Mac 2596 IJ (IO)
5.00%	01/15/17		961,764	87,309
Freddie Mac 2642 BW (IO)
5.00%	06/15/23		220,372	46,732
Freddie Mac 2657 LX (IO)
6.00%	05/15/18		1,348,678	177,945
Freddie Mac 2692 EI (IO)
5.50%	08/15/33		289,356	19,189
Freddie Mac 2764 CT
7.50%	03/15/34	[2]	484,277	466,695
Freddie Mac 2764 SH
7.50%	03/15/34	[2]	340,207	339,872
Freddie Mac 2827 JT
8.50%	12/15/32	[2]	191,053	196,394
Freddie Mac 2835 IB (IO)
5.50%	01/15/19		801,407	8,076
Freddie Mac 2856 ST
7.00%	09/15/23	[2]	767,353	786,465
Freddie Mac 3242 SA (IO)
1.03%	11/15/36	[2]	72,508,846	2,676,461
Freddie Mac 3260 AS (IO)
1.06%	01/15/37	[2]	88,461,318	3,425,541
Freddie Mac 3280 SI (IO)
1.12%	02/15/37	[2]	52,433,233	2,148,693
Freddie Mac 3289 SD (IO)
0.80%	03/15/37	[2]	30,000,000	847,500
Ginnie Mae 2001-31 SJ
9.38%	02/20/31	[2]	147,386	163,196
Ginnie Mae 2003-28 LI (IO)
5.50%	02/20/32		260,109	33,095

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae 2003-58 IG (IO)
5.50%	05/17/29		200,000	14,123
Ginnie Mae 2004-34 IA (IO)
5.50%	12/20/31		688,898	27,271
Ginnie Mae 2004-8 SE
3.66%	11/26/23	[2]	632,285	606,451

				16,597,111

Total Mortgage-Backed
(Cost $56,429,194)				56,445,684

			Shares
PREFERRED STOCK — 0.33%
Automotive — 0.04%
Corts Trust for Ford Motor Co.
0.10%	07/16/31		700	13,356
Preferred Plus Trust Ford Motor Co.
0.10%	07/16/31		8,100	170,100

				183,456

Communications — 0.29%
Corts Trust for US West Communications
0.09%	11/15/43		7,118	176,953
Preferred Plus Trust Citizens Communications Co.
0.10%	10/01/46		12,100	303,831
Preferred Plus Trust Qwest Capital Funding
0.10%	02/15/31		9,650	241,057
0.10%	02/15/31		19,500	488,280
Preferred Plus Trust Verizon Global Funding Corp.
0.10%	12/01/30		6,100	157,014

				1,367,135

Total Preferred Stock
(Cost $1,487,680)				1,550,591

Issues			Contracts	Value
PUT OPTIONS PURCHASED — 0.19%
Automotive — 0.12%
General Motors Corp., Put Strike $30, expires 01/19/08
			200	76,000
General Motors Corp., Put Strike $35, expires 01/19/08
			450	288,000
General Motors Corp., Put Strike $40, expires 01/19/08
			200	202,000

				566,000

90 Day Euro Future, Put Strike $95, expires 12/17/07
			750	318,750

Total Put Options Purchased
(Cost $1,484,675)				884,750

			Notional Amount (000’s)	Value
PURCHASED SWAPTIONS — 0.14%

Option to enter into a 2 year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 4.60% annually; Option Expiration Date of 12/29/09. Counterparty: Barclays Capital, Inc.

			41,408	256,394

Option to enter into a 2 year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 4.81% annually; Option Expiration Date of 01/28/10. Counterparty: Citigroup Inc.

			20,318	156,449

Option to enter into a 30 year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 4.87% annually; Option Expiration Date of 12/29/09. Counterparty: Barclays Capital, Inc.

			5,222	148,763

Option to enter into a 30 year Interest Rate Swap for the Fund to pay a floating rate based on 3-month USD LIBOR in exchange for receiving a fixed rate of 5.06% annually; Option Expiration Date of 01/28/10. Counterparty: Citigroup Inc.

			2,629	96,221

Total Purchased Swaptions
(Cost $656,024)				657,827

Issues	Maturity Date		Principal Amount	Value
SHORT TERM INVESTMENTS — 1.97%
Commercial Paper — 0.44%
DaimlerChrysler NA Holding Corp.
5.36%[10]	04/16/07		$2,045,000	$2,040,433

Money Market Fund — 0.97%
JPMorgan Prime Money Market Fund			4,534,362	4,534,362

U.S. Agency Discount Notes — 0.21%
Federal Home Loan Bank
5.18%[10]	04/04/07		1,000,000	999,569

U.S. Treasury Bills — 0.35%
U.S. Treasury Bills
4.96%[10]	04/05/07	[6]	222,000	221,908

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Maturity Date		Principal Amount	Value
SHORT TERM INVESTMENTS (continued)
U.S. Treasury Bills (continued)
4.98%[10]	04/05/07		845,000	844,649
4.99%[10]	04/05/07		285,000	284,882
5.01%[10]	04/05/07	[6]	35,000	34,981
5.03%[10]	04/05/07	[6]	200,000	199,889
5.10%[10]	04/05/07	[6]	55,000	54,969
5.10%[10]	04/05/07	[6]	15,000	14,992

				1,656,270

Total Short Term Investments
(Cost 9,230,448)				9,230,634

Total Investments – 90.46%
(Cost 423,631,659)[1]				423,804,124

Cash and Other Assets, Less Liabilities – 9.54%				44,681,684

NET ASSETS – 100.00%				$468,485,808

	Shares		Proceeds	Value
SECURITIES SOLD SHORT
AMR Corp.	$(3,565)		$(28,671)	$(108,554)
Continental Airlines, Inc., Cl. B	(33,041)		(403,761)	(1,202,362)

Total Securities Sold Short			$(432,432)	$(1,310,916)

Counterparty	Maturity Date		Principal Amount	Net Closing Amount
REVERSE REPURCHASE AGREEMENTS
Barclays Bank PLC, 5.39% (Collateralized by 17,195,122 Countrywide Asset-Backed NIM Certificates 2007-1 Note, 5.75%, maturity 01/25/12, market value 17,191,766)	05/29/07		$(15,890,000)	$(15,890,000)
Barclays Bank PLC, 5.40% (Collateralized by 3,500,000 Terra LNR 2006-1A D/E, 6.12% to 6.99%, maturity 06/15/17, market value 3,499,976)	05/17/07		(3,214,000)	(3,214,000)

Total Reverse Repurchase Agreements			$(19,104,000)	$(19,104,000)

Issues	Contracts		Premiums Received	Value
WRITTEN PUT OPTIONS

90 Day Euro Future, Written Strike $95, expires 12/14/07	(750)		$(290,000)	$(253,125)
General Motors Corp., Written Strike $7.5, expires 01/19/08	(505)		$(74,232)	$(6,312)

Total Written Put Options			$(364,232)	$(259,437)

Issues	Notional Amount(000’s)		Premiums Received	Value
WRITTEN SWAPTIONS

Option to enter into a 10-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD Libor in exchange for receiving from the Fund a fixed rate of 4.80% annually; Option Expiration Date of 12/29/09. Counterparty: Barclays Capital, Inc.

	20,000		$(450,000)	(373,054)

Option to enter into a 10-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 5.02% semi-annually; Option Expiration Date of 01/28/10. Counterparty: Citigroup Inc.

	10,000		(205,556)	(235,000)

Option to enter into a 2-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 5.33% semi-annually; Option Expiration Date of 04/16/07. Counterparty: Citigroup Inc.

	3,910		(5,278)	(196)

Option to enter into a 2-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 5.33% semi-annually; Option Expiration Date of 04/16/07. Counterparty: Lehman Brothers Holdings, Inc.

	4,590		(6,311)	—

Total Written Swaptions			$(667,145)	$(608,250)

Contracts		Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
84	Euro Ninety Day, March 2008	$(48,140)
84	Euro Ninety Day, June 2008	(53,740)
84	Euro Ninety Day, September 2008	(51,665)
84	Euro Ninety Day, December 2008	(48,590)
84	Euro Ninety Day, March 2009	(42,290)
84	Euro Ninety Day, June 2009	(36,790)
84	Euro Ninety Day, September 2009	(31,265)
84	Euro Ninety Day, December 2009	(26,965)
135	U.S. Treasury Ten Year Note, June 2007	80,130
5	U.S. Treasury Thirty Year Note, June 2007	10,363

	Net unrealized depreciation	$(248,952)

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2007

Contracts		Unrealized Depreciation
FUTURES CONTRACTS: LONG POSITIONS
17	U.S. Treasury Ten Year Note, June 2007	$(4,480)

	Net unrealized depreciation	$(4,480)

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: INTEREST RATE
The Fund pays a floating rate based on 3-month USD Libor and the Fund receives from the counterparty a fixed rate of 8.66% semi-annually. Counterparty: Lehman Brothers Holdings, Inc.
	01/02/17	$5,000	$134,092
The Fund pays a floating rate based on 3-month USD Libor and the Fund receives from the counterparty a fixed rate of 8.40% semi-annually. Counterparty: Lehman Brothers Holdings, Inc.
	02/06/17	7,000	247,620
The Fund pays a floating rate based on 3-month USD Libor and the Fund receives from the counterparty a fixed rate of 8.75% semi-annually. Counterparty: Lehman Brothers Holdings, Inc.
	03/09/17	8,000	178,309
The Fund pays a floating rate based on 3-month USD Libor and the Fund receives from the counterparty a fixed rate of 7.07% semi-annually. Counterparty: Barclays Capital, Inc.
	12/27/21	7,000	(151,912)
The Fund pays a floating rate based on 3 month USD Libor and the Fund receives from the counterparty a fixed rate equal to 7.25% quarterly. Counterparty: Barclays Capital, Inc.
	01/30/22	3,000	(28,983)
The Fund pays a floating rate based on 3 month USD Libor and the Fund receives from the counterparty a fixed rate equal to 7.75% quarterly. Counterparty: JPMorgan & Co.
	03/26/22	5,930	(240,489)

			$138,637

SWAPS: CREDIT DEFAULT (PURCHASED)

Pay a fixed rate equal to 0.06% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AIG, 0.00% due 11/09/31. Counterparty: Lehman Brothers Holdings, Inc.

	06/20/07	5,000	(108)

Pay a fixed rate equal to 1.17% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Sears, Roebuck and Co., 7.00% due 02/01/11. Counterparty: Deutsche Bank AG

	12/20/09	1,000	(20,866)
Pay a fixed rate equal to 0.56% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the LUV, 6.50% due 03/01/12. Counterparty: Deutsche Bank AG
	12/20/09	13,000	(146,241)

Pay a fixed rate equal to 1.24% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Sears, Roebuck and Co., 7.00% due 02/01/11. Counterparty: Bear Stearns Co.

	03/20/10	2,000	(47,011)

Pay a fixed rate equal to 1.05% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Sears, Roebuck and Co., 6.70% due 04/15/12. Counterparty: Bear Stearns Co.

	06/20/10	3,500	(65,014)
Pay a fixed rate equal to 3.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the CVC, 7.63% due 04/01/11. Counterparty: Deutsche Bank AG
	12/20/10	1,000	(66,005)

Pay a fixed rate equal to 0.56% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the CBS, 7.70% due 07/30/10. Counterparty: Lehman Brothers Holdings, Inc.

	06/20/11	3,000	(18,908)

Pay a fixed rate equal to 0.75% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series 7 IG HVOL, due 12/20/11. Counterparty: JPMorgan & Co.

	12/20/11	1,000	4,463

Pay a fixed rate equal to 0.40% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series 7 IG, due 12/20/11. Counterparty: Lehman Brothers Holdings, Inc.

	12/20/11	15,500	(18,450)

Pay a fixed rate equal to 0.12% and the Fund will receive from the counterparty at par including interest accrued in the event default of FSA Monocline Supp, 6.95% due 12/20/11. Counterparty: CS First Boston

	12/20/11	2,000	3,064

Pay a fixed rate equal to 3.25% and the Fund will receive from the counterparty at par including interest accrued in the event of default of any issue in the Dow Jones CDX Series 7 HY, due 12/20/11. Counterparty: Bear Stearns Co.

	12/20/11	4,000	(114,371)
Pay a fixed rate equal to 3.70% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the HCA, 6.95% due 12/20/1 Counterparty: Bear Stearns Co.
	12/20/11	1,000	(43,135)
Pay a fixed rate equal to 0.50% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Southwest LUV, 6.50% due 03/01/12. Counterparty: UBS AG
	03/20/14	3,000	11,141

Pay a fixed rate equal to 3.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Countrywide Asset-Backed Certificates 2004-ECC1 B, 8.32% due 01/25/34. Counterparty: Citigroup Inc.

	01/25/34	345	14,942

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) (continued)

Pay a fixed rate equal to 2.10% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the MASTR Asset-Backed Securities Trust 2004-WMC2 M5, 7.72% due 04/25/34. Counterparty: Citigroup Inc.

	04/25/34	207	5,075

Pay a fixed rate equal to 2.05% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Countrywide Asset-Backed Certificates 2004-6 M8, 6.79% due 05/25/34. Counterparty: Citigroup Inc.

	05/25/34	207	862

Pay a fixed rate equal to 2.07% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley ABS Capital I 2004-NC5 B2, 7.57% due 05/25/34. Counterparty: Citigroup Inc.

	05/25/34	207	1,483

Pay a fixed rate equal to 2.03% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Long Beach Mortgage Loan Trust 2004-2 M6, 7.57% due 06/25/34. Counterparty: Citigroup Inc.

	06/25/34	207	3,050

Pay a fixed rate equal to 2.00% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Countrywide Asset-Backed Certificates 2004-ECC2 M8, 7.47% due 06/25/34. Counterparty: Citigroup Inc.

	06/25/34	345	4,490

Pay a fixed rate equal to 2.05% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AmeriQuest Mortgage Securities, Inc. 2004-R6 M3, 7.47% due 07/25/34. Counterparty: Citigroup Inc.

	07/25/34	207	19,878

Pay a fixed rate equal to 0.55% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the LBMLT 2004-3 M1, 5.89% due 07/25/34. Counterparty: Deutsche Bank AG

	07/25/34	5,000	(12,611)

Pay a fixed rate equal to 0.60% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the AMSI 2004-R7 M1, 5.84% due 07/25/34. Counterparty: Deutsche Bank AG

	07/25/34	5,000	(16,667)

Pay a fixed rate equal to 0.55% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the FHLT 2004-B M1, 5.90% due 07/25/34. Counterparty: Deutsche Bank AG

	07/25/34	5,000	(7,611)

Pay a fixed rate equal to 2.05% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Morgan Stanley ABS Capital I 2004-HE6 B2, 7.27% due 08/25/34. Counterparty: Citigroup Inc.

	08/25/34	207	4,748

Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the GSAMP Trust 2005-HE1 B2, 7.02% due 11/25/34. Counterparty: Citigroup Inc.

	11/25/34	207	2,214

Pay a fixed rate equal to 1.95% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the CDC Mortgage Capital Trust 2004-HE3 B2, 7.27% due 11/25/34. Counterparty: Citigroup Inc.

	11/25/34	207	11,873

Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Countrywide Asset-Backed Certificates 2004-12 MV8, 7.12% due 11/25/34. Counterparty: Citigroup Inc.

	11/25/34	207	3,729

Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Residential Asset Securities Corp. 2004-KS10 M5, 7.17% due 11/25/34. Counterparty: Citigroup Inc.

	11/25/34	207	7,449

Pay a fixed rate equal to 3.35% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Aegis Asset-Backed Securities Trust 2004-5 B3, 8.82% due 12/25/34. Counterparty: Citigroup Inc.

	12/25/34	207	60,461

Pay a fixed rate equal to 2.95% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the SABR 2005 EC1 B3, 7.22% due 01/25/35. Counterparty: Bear Stearns Co.

	01/25/35	725	(3,518)

Pay a fixed rate equal to 1.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the ACE Securities Corp. 2004-RM2 B1, 7.02% due 01/25/35. Counterparty: Citigroup Inc.

	01/25/35	207	2,221

Pay a fixed rate equal to 2.90% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the New Century Home Equity Loan Trust 2004-4 M9, 8.02% due 02/25/35. Counterparty: Citigroup Inc.

	02/25/35	345	12,437

Pay a fixed rate equal to 3.05% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Home Equity Asset Trust 2004-8 B3, 8.48% due 03/25/35. Counterparty: Citigroup Inc.

	03/25/35	207	49,789

			$(357,147)

SWAPS: CREDIT DEFAULT (WRITTEN)

Receive a fixed rate equal to 0.45% and the Fund will pay to the counterparty at par including interest accrued in the event of default of the LBMLT 2004-3 A4, 5.82% due 07/25/34. Counterparty: Deutsche Bank AG

	07/25/34	10,000	4,000

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Expiration Date	Notional Amount (000’s)	Value
SWAPS: CREDIT DEFAULT (WRITTEN) (continued)

Receive a fixed rate equal to 0.50% and the Fund will pay to the counterparty at par including interest accrued in the
event of default of the AMSI 2004-R7 A4, 5.84% due
07/25/34. Counterparty: Deutsche Bank AG

	07/25/34	$10,000	$38,111

			$42,111

Notes

[1]	Cost for Federal income tax purposes is $423,711,165 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$17,253,537
Gross unrealized depreciation	(17,160,578)

Net unrealized appreciation	$92,959

[2]	Floating rate security. The rate disclosed is that in effect at March 31, 2007.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2007 was $176,364,575 representing 37.65% of total net assets.

[4]	Illiquid security.
[5]	Securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of TNA
12/19/06	Boston Generating 1st Lien, 5.92%, 12/19/13	$2,994,155	$3,017,147	0.64%
06/30/06	Cebridge 2nd Lien PIK, 11.36%, 05/05/14	6,295,700	6,368,526	1.36%
03/05/07	Charter 3rd Lien TL, 8.13%, 03/01/14	3,001,250	3,003,750	0.64%
01/08/07	Delphi Dip - 2nd Lien, 8.13%, 12/31/07	5,000,000	5,023,960	1.07%
12/20/06	Hawkeye Renewables - 1st Lien, 9.36%, 06/30/12	1,461,503	1,446,579	0.31%
03/07/07	Kelson - 1st Lien, 7.61%, 03/16/13	500,000	498,125	0.11%
03/07/07	Kelson - 2nd Lien (PIK), 8.13%, 03/01/14	3,468,750	3,410,312	0.73%
03/01/07	Level 3 Financing, Inc. Bank Loan, 7.57%, 03/01/14	1,250,000	1,255,023	0.27%
08/09/06	Murray Bank Loan 3rd Lien, 13.86%, 07/28/11	1,022,672	1,068,692	0.23%
08/21/06	Northwest Air Dip, 7.85%, 08/21/08	4,000,000	4,018,124	0.86%
04/19/05	Terwin Mortgage Trust 2005-P1 A, 0.00%, 11/25/35	261,987	114,000	0.02%
12/21/06	TPF Generation Holdings LLC - 2nd Lien, 9.60%, 12/15/14	$1,000,000	$1,021,875	0.22%
01/04/07	Tropicana Entertainment , 0.00%, 12/31/11	1,980,424	2,003,941	0.43%
02/01/07	United Air Lines, Inc., 7.38%, 02/01/14	3,500,000	3,506,017	0.75%
03/16/07	Univision Communications 1st Lien Strip, 0.00%, 03/15/14	750,000	750,341	0.16%
03/23/07	US Airways Group, 7.85%, 03/15/14	1,000,000	1,005,446	0.21%
04/27/06	Venoco Inc. 2nd Lien Term Loan, 9.88%, 04/26/11	2,017,097	2,020,000	0.43%

		$39,503,538	$39,531,858	8.44%

[6]

Securities, or a portion there of, pledged as collateral with a value of $526,739 on 672 short Euro Ninety Day futures contracts, 135 short U.S. Treasury Ten Year Note futures contracts, 5 short U.S. Treasury Thirty Year Note futures contracts and 17 long U.S. Treasury Ten Year Note futures contracts.

[7]	Security is currently in default with regards to scheduled interest or principal payments.
[8]	Foreign domiciled securities.
[9]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2007.
[10]	Represents annualized yield at date of purchase.
†

Fair valued security. The aggregate value of fair valued securities is $136,847,965 which is 29.21% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective date less than the stated maturity date.

(IO): Interest only

(MTN): Medium term note

(STEP): Step coupon bond

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES — 19.29%**
ACE Securities Corp. 2004-FM1 B1A
8.82%	09/25/33	[2]	$17,188	$3,071
ACE Securities Corp. 2006-SL1 A
5.48%	09/25/35	[2]	1,024,636	1,025,363
Bayview Financial Revolving Mortgage Loan Trust 2005-E A1 (STEP)
5.82%	12/28/40	2,3,†	2,400,000	2,399,999
Bear Stearns Asset Backed Securities, Inc. 2000-2 M1 (STEP)
8.04%	08/25/30		824,938	826,422
Carrington Mortgage Loan Trust 2006-NC1 A2
5.48%	01/25/36	[2]	2,200,000	2,201,734
Castle Trust 2003-1AW A1
6.07%	05/15/27	[2,3]	781,410	781,750
Conseco Finance 2002-C BF2
8.00%	06/15/32	3,†	615,904	615,904
Countrywide Asset-Backed Certificates 2004-1 M2
5.87%	03/25/34	[2]	2,250,000	2,252,405
Countrywide Asset-Backed Certificates 2005-13 AF1
5.45%	04/25/36	[2]	669,184	669,664
Embarcadero Aircraft Securitization Trust 2000-A A1
5.80%	08/15/25	[2,3]	835,000	729,059
Genesis Funding Ltd. 2006-1A G1
5.56%	12/19/32	2,3,†	1,750,000	1,750,000
GMAC Mortgage Corp. Loan Trust 2000-HE2 A1
5.54%	06/25/30	[2]	854,197	855,136
GMAC Mortgage Corp. Loan Trust 2001-HLT2 AII (STEP)
6.05%	04/25/27		164,828	164,319
Green Tree Financial Corp. 1999-3 A5
6.16%	02/01/31		535	536
Green Tree Home Improvement Loan Trust 1995-C B2
7.60%	07/15/20		120,512	117,985
Green Tree Home Improvement Loan Trust 1995-F B2
7.10%	01/15/21		224,914	217,977
Green Tree Home Improvement Loan Trust 1996-B A
6.45%	10/15/15	†	3,671	3,671
Green Tree Recreational, Equipment & Consumer Trust 1996-D CTFS
7.24%	12/15/22		151,534	134,209
Greenpoint Mortgage Funding Trust 2005-HE2 A1
5.52%	04/15/30	[2]	145,286	145,412
GSAMP Trust 2004-FM1 M2
6.72%	11/25/33	[2]	1,574,433	1,579,228
HPSC Equipment Receivables LLC 2003-1A F
13.95%	07/20/11	3,†	65,614	66,598
IndyMac Home Equity Loan Asset-Backed Trust 2002-A M1
6.45%	05/25/33	[2]	1,241,705	1,243,137
IndyMac Home Equity Loan Asset-Backed Trust 2004-1 A
5.46%	04/25/26	[2]	984,979	985,723
IndyMac Residential Asset Backed Trust 2006-A A2
5.47%	03/25/36	[2]	2,305,000	2,306,837
Inman Square Funding Ltd. 2005-2A I
5.81%	10/06/40	2,3,†	2,500,000	2,500,000
MASTR Asset Backed Securities Trust 2006-NC1 A2
5.46%	01/25/36	[2]	2,265,000	2,266,929
Mego Mortgage Home Loan Trust 1997-4 M1 (STEP)
7.50%	09/25/23		110,926	110,497
Oakwood Mortgage Investors, Inc. 2002-B A1
5.55%	05/15/13	[2]	165,733	153,442
Option One Mortgage Loan Trust 2003-2 A2
5.62%	04/25/33	[2]	128,493	128,652
Renaissance Home Equity Loan Trust 2005-2 N
5.19%	07/25/35	[3]	4,048	4,043
Renaissance Home Equity Loan Trust 2007-1 N
9.79%	04/25/37	[3]	930,000	929,818
Residential Funding Mortgage Securities II, Inc. 2006-HSA2 AI1
5.43%	03/25/36	[2]	1,288,684	1,289,433
Structured Asset Receivables Trust 2003-1
6.02%	01/21/10	2,3,†	914,135	909,564
Structured Asset Receivables Trust 2003-2
5.47%	01/21/09	2,3,†	478,204	475,813
Structured Asset Receivables Trust 2005-1
5.87%	01/21/15	3,†	2,364,157	2,358,246
Structured Settlements Fund 1999-A A
7.25%	12/20/15	3,†	36,380	36,380
Terwin Mortgage Trust 2004-13AL 2PX (IO)
0.34%	08/25/34	3,4,†	18,051,851	268,965
Terwin Mortgage Trust 2005-11 1A1A (STEP)
4.50%	11/25/36	[3]	262,986	261,666
Terwin Mortgage Trust 2005-7SL A1
5.59%	07/25/35	[2,3]	434,277	434,666
Terwin Mortgage Trust 2006-8 2A1
4.50%	08/25/37	2,3,†	1,714,526	1,694,195
UCFC Home Equity Loan 1998-D MF1
6.91%	04/15/30		516,510	515,669
Zermatt CBO Ltd. 1A A
5.87%	09/01/10	2,3,†	24,794	24,794

Total Asset-Backed Securities
(Cost $35,743,319)				35,438,911

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Maturity Date		Principal Amount	Value
CORPORATES — 30.64%*
Automotive — 3.48%
Delphi Dip 2nd Lien
8.13%	12/31/07	[5]	$1,000,000	$1,004,792
Ford Motor Credit Co.
6.93%	01/15/10	[2]	2,060,000	2,029,432
8.11%	01/13/12	[2]	766,000	749,662
GMAC LLC
7.56%	12/01/14	[2]	2,578,000	2,611,859

				6,395,745

Banking — 4.03%
Banponce Trust I
8.33%	02/01/27		900,000	938,51
CS First Boston/London
9.65%	03/24/10	[2,3]	1,322,000	1,217,165
9.65%	03/24/10	[2,3]	522,000	480,605
JPMorgan Chase Bank NA
7.59%	03/28/22	[2]	370,000	353,313
MBNA Capital A
8.28%	12/01/26		800,000	834,721
Popular North America, Inc.
5.69%	12/12/07	[2]	915,000	917,205
Roslyn Bancorp, Inc.
5.75%	11/15/07		1,200,000	1,195,325
State Street Institutional Capital B
8.04%	03/15/27	[3]	1,410,000	1,469,722

				7,406,567

Basic Industry — 0.64%
Steel Dynamics, Inc.
9.50%	03/15/09		1,150,000	1,177,312

Communications — 1.11%
Cebridge 2nd Lien
9.86%	05/05/14		1,000,000	1,025,781
Comcast LCI Holdings
7.63%	02/15/08		1,000,000	1,017,370

				2,043,15

Consumer Products — 0.55%
SABMiller PLC
5.65%	07/01/09	[2,3]	1,000,000	1,002,076

Electric — 4.59%
Dominion Resources, Inc. B
5.54%	11/14/08	[2]	1,750,000	1,752,009
East Coast Power LLC
6.74%	03/31/08		529,196	533,673
Entergy Gulf States, Inc.
6.09%	12/08/08	[2,3]	1,500,000	1,504,436
Florida Power Corp.
5.76%	11/14/08	[2]	1,430,000	1,430,515
Power Contract Financing LLC
6.26%	02/01/10	[3]	581,287	587,133
TECO Energy, Inc.
7.36%	05/01/10	[2]	800,000	822,000
TXU Electric Delivery Co.
5.73%	09/16/08	[2,3]	1,800,000	1,800,477

				8,430,243

Finance — 4.14%
Countrywide Financial Corp. B (MTN)
5.57%	03/24/09	[2]	1,400,000	1,397,963
Goldman Sachs Group, Inc. (The)
5.55%	03/02/10	[2]	812,000	815,155
Kelson 1st Lien
7.61%	03/16/13	[5]	1,000,000	996,250
Lehman Brothers Holdings, Inc. (MTN)
5.58%	07/18/11	[2]	620,000	621,430
Lehman Brothers Holdings, Inc. I (MTN)
5.59%	01/12/12	[2]	1,160,000	1,158,852
Residential Capital LLC
7.19%	04/17/09	[2,3]	1,190,000	1,180,278
Toyota Motor Credit Corp. (MTN)
8.00%	10/24/13	[2]	1,458,000	1,441,233

				7,611,161

Food — 0.47%
Corn Products International, Inc.
8.25%	07/15/07		850,000	856,913

Health Care — 1.73%
Biovail Corp.
7.88%	04/01/10		900,000	916,875
Cardinal Health, Inc.
5.62%	10/02/09	[2,3]	1,245,000	1,245,824
HCA Term Loan B
7.60%	11/17/13	[5]	997,500	1,007,164

				3,169,863

Insurance — 0.75%
Zurich Capital Trust I
8.38%	06/01/37	[3]	1,314,000	1,372,147

Natural Gas — 0.76%
Sempra Energy
5.83%	05/21/08	[2]	1,400,000	1,400,392

Real Estate Investment Trust (REIT) — 4.59%
First Industrial LP
5.25%	06/15/09		405,000	403,983
7.60%	05/15/07		1,750,000	1,754,247
Health Care Property Investors, Inc. (MTN)
5.80%	09/15/08	[2]	1,800,000	1,800,112
Highwoods Properties, Inc.
7.13%	02/01/08		995,000	1,007,800
HRPT Properties Trust
5.95%	03/16/11	[2]	1,200,000	1,201,32

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Reckson Operating Partnership LP
7.20%	08/28/07	5,†	1,000,000	1,007,370
Summit Properties Partnership LP
7.20%	08/15/07		1,250,000	1,257,554

				8,432,387

Transportation — 3.80%
Air 2 US A
8.03%	10/01/20	[3]	508,836	534,596
American Airlines, Inc. 2002-1 G
5.97%	03/23/09	[2]	593,162	593,977
Continental Airlines, Inc. 1997-1 A
7.46%	10/01/16		952,866	995,149
Continental Airlines, Inc. 1998-2 A
6.41%	10/15/08		442,100	442,376
Delta Air Lines, Inc. 2001-1 A1
6.62%	09/18/12	[6]	1,733,028	1,753,608
Northwest Air Dip
7.85%	08/21/08	[5]	1,000,000	1,004,531
United Air Lines, Inc.
7.38%	02/01/14	[5]	1,000,000	1,001,719
United Air Lines, Inc. 2000-2 A1
7.03%	04/01/12		641,690	654,524

				6,980,480

Total Corporates
(Cost $56,176,020)				56,278,437

MORTGAGE-BACKED — 23.49%**
Commercial Mortgage-Backed — 4.90%
Bayview Commercial Asset Trust 2004-2 A (STEP)
5.75%	08/25/34	2,3,†	2,486,077	2,496,320
Bayview Commercial Asset Trust 2005-2A A1 (STEP)
5.63%	08/25/35	[2,3]	1,094,348	1,096,960
Bayview Commerical Asset Trust 2007-1 A1 (STEP)
5.54%	03/25/37	2,3,†	3,163,485	3,163,484
Terra LNR 2006-1A D
6.12%	06/15/17	2,3,†	1,500,000	1,500,000
Terra LNR 2006-1A E
6.99%	06/15/17	2,3,†	750,000	749,993

				9,006,757

Non-Agency Mortgage-Backed — 10.09%
Chevy Chase Mortgage Funding Corp. 2004-1A A1
5.60%	01/25/35	2,3,†	1,504,758	1,504,758
Chevy Chase Mortgage Funding Corp. 2005-2A A1 (STEP)
5.50%	05/25/36	2,3,†	1,823,723	1,823,722
Citigroup Mortgage Loan Trust, Inc. 2004-HYB1 A41
5.14%	02/25/34	[2]	810,338	804,889
Countrywide Alternative Loan Trust 2005-14 4X (IO)
2.19%	05/25/35	4,7,†	2,528,070	54,226
Countrywide Alternative Loan Trust 2005-27 2A1
6.33%	08/25/35	[2]	1,338,809	1,343,893
Countrywide Alternative Loan Trust 2005-59 1A1
5.68%	11/20/35	[2]	1,577,238	1,583,802
Countrywide Alternative Loan Trust 2005-59 2X (IO)
2.46%	11/20/35	[4,7]	4,331,539	151,855
Countrywide Alternative Loan Trust 2005-61 2A1
5.60%	12/25/35	[2]	760,891	762,925
Countrywide Alternative Loan Trust 2005-72 A1 (STEP)
5.59%	01/25/36	[2]	1,351,655	1,354,189
Countrywide Alternative Loan Trust 2006-OA2 X1P (IO)
2.74%	05/20/46	[4]	7,508,833	327,505
Countrywide Alternative Loan Trust NIM 2006-OA11 N1
6.00%	09/25/46	[3]	699,292	697,249
Harborview Mortgage Loan Trust 2005-1 X (IO)
2.18%	03/19/35	[4,7]	3,498,278	71,059
Harborview Mortgage Loan Trust 2005-10 X (IO)
2.30%	11/19/35	[2,4]	4,707,781	124,315
IndyMac Index Mortgage Loan Trust 2004-AR12 A1
5.71%	12/25/34	[2]	749,950	751,593
IndyMac Index Mortgage Loan Trust 2004-AR12 AX2 (IO)
1.85%	12/25/34	[4,7]	2,411,421	50,489
IndyMac Index Mortgage Loan Trust 2004-AR7 A2
5.75%	09/25/34	[2]	709,029	712,198
MASTR Seasoned Securities Trust 2004-1 4A1
5.27%	10/25/32	[2]	764,426	772,149
MASTR Seasoned Securities Trust 2005-1 4A1
5.83%	10/25/32	[2]	892,875	905,839
Residential Accredit Loans, Inc. 2002-QS17 NB1
6.00%	11/25/32		113,590	113,287
Residential Asset Mortgage Products, Inc. 2003-SL1 A11
7.13%	03/25/16		567,826	575,148

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Asset Securities Corp. 2002-5A 6A 6.29%	04/25/32	[2]	25,453	25,380
Summit Mortgage Trust 2000-1 B5 6.59%	12/28/12	2,3,†	365	365
Terwin Mortgage Trust NIM 2007-2 N1 7.50%	04/25/38	3,†	2,515,397	2,439,936
Washington Mutual MSC Mortgage Pass-Through Certificates 2003-MS9 1A 7.00%	04/25/33		544,486	554,993
Washington Mutual, Inc. 2002-AR18 A 4.11%	01/25/33	[2]	501,250	500,322
Washington Mutual, Inc. 2004-AR12 A4A 5.63%	10/25/44	[2]	60,886	60,935
Washington Mutual, Inc. 2005-AR1 A2A2 5.57%	01/25/45	[2]	182,584	182,730
Washington Mutual, Inc. 2005-AR2 2A22 5.54%	01/25/45	[2]	275,998	276,231

				18,525,982

U.S. Agency Mortgage-Backed — 8.50%
Fannie Mae (TBA) 5.50%	04/25/21		6,342,000	6,357,855
Fannie Mae 1993-95 SB 15.05%	06/25/08	[2]	1,447	1,509
Fannie Mae 1997-91 SL (IO) 5.36%	11/25/23	[2]	492,275	83,007
Fannie Mae 2001-60 JZ 6.00%	03/25/31		43,218	43,122
Fannie Mae 2003-37 IG (IO) 5.50%	05/25/32		747,674	126,163
Fannie Mae 2003-62 IG (IO) 5.00%	10/25/31		1,000,000	311,060
Fannie Mae 2003-91 IQ (IO) 5.50%	06/25/26		686,039	34,058
Fannie Mae 2006-B2 AB 5.50%	05/25/14		3,389,182	3,395,461
Fannie Mae G-36 ZB 7.00%	11/25/21		5,092	5,299
Fannie Mae Pool 646884 5.50%	05/01/32	[2]	401,422	404,884
Freddie Mac 2 L 8.00%	11/25/22		46,635	48,27
Freddie Mac 2080 PJ 6.50%	08/15/28		707,745	725,499
Freddie Mac 2535 LI (IO) 5.50%	08/15/26		202,256	4,499
Freddie Mac 2557 IM (IO) 5.50%	03/15/22		11,958	10
Freddie Mac Pool 1L0113 6.55%	05/01/35	[2]	977,452	1,005,759
Freddie Mac Pool 788498 7.42%	02/01/30	[2]	836,882	852,340
Freddie Mac Pool 847288 3.14%	05/01/34	[2]	1,617,430	1,620,602
Ginnie Mae 2003-75 CI (IO) 5.50%	01/20/21		93,286	350
Ginnie Mae 2004-34 IA (IO) 5.50%	12/20/31		823,064	32,582
Ginnie Mae II Pool 80968 6.00%	07/20/34	[2]	558,654	562,609

				15,614,939

Total Mortgage-Backed
(Cost $43,550,831)				43,147,678

U.S. AGENCY SECURITIES — 12.74%
Fannie Mae
4.88%	08/27/07		7,590,000	7,579,078
5.25%	01/11/10		1,790,000	1,788,303
5.67%	04/26/11		1,740,000	1,740,343
Federal Home Loan Bank
5.50%	03/02/09		3,785,000	3,785,000
5.55%	06/01/09		1,785,000	1,785,382
Freddie Mac
4.50%	08/22/07		5,005,000	4,989,144
5.25%	01/11/10		1,749,000	1,746,823

Total U.S. Agency Securities
(Cost $23,413,439)				23,414,073

			Shares
PREFERRED STOCK — 0.33%
Finance — 0.33%
Woodbourne Pass-Through Trust 6.42%	12/31/49	[2,3]	6	602,438

Total Preferred Stock
(Cost $600,000)				602,438

SHORT TERM INVESTMENTS — 16.84%
Commercial Paper — 11.10%
Bank of America 5.25%[8]	04/20/07		441,000	439,778
Chariot Funding LLC 5.27%[8]	04/24/07		2,965,000	2,955,017
Ciesco LP 5.26%[8]	04/27/07		3,720,000	3,705,868
Kitty Hawk Funding Corp. 5.26%[8]	04/18/07		3,635,000	3,625,97
Park Avenue Receivables Corp. 5.27%[8]	04/18/07		3,635,000	3,625,97

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2007

Issues	Maturity Date		Principal Amount	Value
SHORT TERM INVESTMENTS (continued)
Commercial Paper (continued)
Ranger Funding Co. LLC
5.26%[8]	04/16/07		3,720,000	3,711,847
Yorktown Capital LLC
5.27%[8]	04/24/07		2,325,000	2,317,172

				20,381,624

Money Market Fund — 2.35%
JPMorgan Prime Money Market Fund			4,311,081	4,311,081

U.S. Agency Discount Notes — 3.21%
Fannie Mae
5.13%[8]	04/18/07	[9]	40,000	39,908
5.16%[8]	04/18/07	[9]	67,000	66,845
Freddie Mac
5.14%[8]	04/16/07	[9]	5,778,000	5,766,551
5.14%[8]	04/05/07	[9]	25,000	24,986

				5,898,290

U.S. Treasury Bills — 0.18%
U.S. Treasury Bills
4.96%[8]	04/05/07		340,000	339,807

Total Short Term Investments
(Cost $30,929,876)				30,930,802

Total Investments – 103.33%
(Cost $190,413,485)				189,812,339

Liabilities in Excess of Other Assets – (3.33)%				(6,116,350)

Net Assets – 100.00%				$183,695,989

Contracts		Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
3	S&P 500 Index E-Mini, June 2007	$2,091
395	S&P 500 Index, June 2007	(718,027)

	Net unrealized depreciation	$(715,936)

Issues	Expiration Date	Notional Amount(000’s)	Value
SWAPS: TOTAL RETURN
S&P 500 Total Return issued by Credit Suisse First Boston, 5.39%	10/03/07	$42,477	$304,954

SWAPS: INTEREST RATE
The Fund pays a floating rate based on 3 month USD Libor and the Fund receives from the counterparty a fixed rate equal to 7.25% quarterly. Counterparty: Barclays Capital, Inc.	01/30/22	900	(8,695)

SWAPS: CREDIT DEFAULT (PURCHASED)
Pay a fixed rate equal to 0.50% and the Fund will receive from the counterparty at par including interest accrued in the event of default of the Southwest LUV, 6.50% due 03/01/12. Counterparty: UBS AG	03/20/14	$450	$1,671

Notes:

[1]	Cost for Federal income tax purposes is $190,413,485 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$2,983,804
Gross unrealized depreciation	(3,584,950)

Net unrealized (depreciation)	$(601,146)

[2]	Floating rate security. The rate disclosed is that in effect at March 31, 2007.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2007 was $44,711,144 representing 24.34% of total net assets.

[4]	Illiquid security.
[5]	Securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of TNA
01/08/07	Delphi Dip 2nd Lien, 8.13%, 12/31/07	$1,000,000	$1,004,792	0.55%
11/14/06	HCA Term Loan B, 7.60%, 11/17/13	997,500	1,007,164	0.55%
03/07/07	Kelson 1st Lien, 7.61%, 03/16/13	1,000,000	996,250	0.54%
08/21/06	Northwest Air Dip, 7.85%, 08/21/08	1,000,000	1,004,531	0.55%
02/12/07	Reckson Operating Partnership LP, 7.20%, 08/28/07	1,006,097	1,007,370	0.55%
02/01/07	United Air Lines, Inc., 7.38%, 02/01/14	1,000,000	1,001,719	0.54%

		$6,003,597	$6,021,826	3.28%

[6]	Security is currently in default with regards to scheduled interest or principal payments.
[7]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2007.
[8]	Represents annualized yield at date of purchase.
[9]	Securities, or a portion there of, pledged as collateral with a value of $5,898,290 on 3 long S&P 500 Index E-Mini and 395 long S&P 500 Index futures contracts.
†

Fair valued security. The aggregate value of fair valued securities is $27,844,304 which is 15.16% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective date less than the stated maturity date.
(IO):	Interest only
(MTN):	Medium term note
(STEP):Step	coupon bond
(TBA):	To be announced

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2007

	Ultra Short Bond Fund	Low Duration Bond Fund
Assets:
Investments, at value (Cost $245,573,476, $1,704,100,964, $108,320,009, $2,474,055,963, $90,370,100,$423,631,659, and $190,413,485, respectively) (Note 2)	$244,897,440	$1,693,070,600
Swap contracts, at value (Premiums paid $0, $(152,130), $(4,944), $(216,568), $2,763, $0, and $(8,900), respectively) (Note 3)	—	289,150
Cash and cash equivalents (Note 2)	20,380	2,755,744
Cash on deposit with brokers for securities sold short and written option contracts (Note 3)
Dividends and interest receivable	1,258,477	14,793,711
Due from Adviser (Note 5)	8,277	158,742
Receivable for securities sold	588,500	6,621,103
Receivable for capital stock sold	189,153	5,774,591
Receivable for daily variation margin on futures contracts (Note 3)	5,533	—
Other assets	—	588

Total Assets	246,967,760	1,723,464,229

Liabilities:
Securities sold short (Proceeds $0,$0, $0, $0, $0,$432,432, and $0, respectively) (Note 3)	—	—
Swap contracts, at value (Premiums received $64,478, $0, $0, $0, $0, $238,511, and $0, respectively) (Note 3)	91,914	—
Written option contracts, at value (Premiums received $0, $1,900,050, $135,447, $3,366,870, $0, $1,031,377, and $0, respectively) (Note 3)	—	1,703,638
Reverse repurchase agreements (Proceeds $0, $0,$0,$0, $0,$19,104,000, and $0, respectively) (Note 3)	—	—
Payable to Custodian
Payable for securities purchased	1,170,240	59,480,026
Payable for capital stock redeemed	234,516	4,469,581
Payable for daily variation margin on futures contracts (Note 3)		46,362
Interest payable (Note 3)	—	—
Due to Adviser (Note 5)	65,514	419,488
Accrued expenses	77,277	311,996
Accrued trustees fees	13,357	62,066
Accrued 12b-1 expenses	15,234	149,317
Distributions payable	215,057	357,370

Total liabilities	1,883,109	66,999,844

Net assets	$245,084,651	$1,656,464,385

Class M Shares:
Net assets (Applicable to 23,436,843, 99,580,067, 1,232,679, 123,292,094, 3,466,192, 8,928,918, and 21,454,339, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a 0.01 par value)	$119,956,590	$944,866,517

Net asset value, offering and redemption price per Class M share	$5.12	$9.49

Class I Shares:
Net assets (Applicable to 24,434,344, 74,964,837, 9,346,203, 132,222,930, 4,627,097, 33,341,918, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$125,128,061	$711,597,868

Net asset value, offering and redemption price per Class I share	$5.12	$9.49

Net Assets Consist of:
Capital paid-in (Note 7)	$246,022,125	$1,691,522,468
Accumulated undistributed net investment income/(loss)	(52,727)	188,538
Accumulated undistributed net realized (loss) on investments, futures contracts, securities sold short, swap contracts and written options	(172,966)	(25,622,284)
Net unrealized appreciation/(depreciation) on investments	(676,036)	(11,030,364)
Net unrealized appreciation/(depreciation) on futures contracts, securities sold short, swap contracts and written options	(35,745)	1,406,027

	$245,084,651	$1,656,464,385

See accompanying notes to financial statements.

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2007

Intermediate Bond Fund	Total Return Bond Fund	High Yield Bond Fund	Strategic Income Fund	AlphaTrak 500 Fund
$108,719,224	$2,483,218,211	$90,312,666	$423,804,124	$189,812,339
30,979	903,573	53,814	—	297,930
20,656	—	60,839	4,045,827	1,991,589
—	—	—	1,420,092	—
1,049,234	22,888,555	1,533,697	4,748,656	1,248,206
32,070	82,268	39,883	—	—
466,788	17,085,625	3,808,972	6,024,200	131,756
35,500	9,298,319	37,35	72,847,255	83,563
—	—	—	46,588	—
38	6,323	3	—	—

110,354,489	2,533,482,874	95,847,225	512,936,742	193,565,383

—	—	—	1,310,916	—
—	—	—	176,399	—
121,684	3,041,771	—	867,687	—
—	—	—	19,104,000	—
—	152,659	—	—	—
2,750,877	25,078,146	6,838,375	22,215,780	9,349,612
2,228	1,787,421	64,091	190,289	34,451
3,847	128,807	62	—	25,145
—	—	—	62,915	—
31,643	716,028	56,903	383,434	108,383
57,600	479,757	64,278	94,462	59,722
4,775	116,947	5,932	11,788	33,578
2,095	200,892	7,916	20,751	—
86,126	1,029,533	11,467	12,513	258,503

3,060,875	32,731,9161	7,049,024	44,450,934	9,869,394

$107,293,614	$2,500,750,913	$88,798,201	$468,485,808	$183,695,989

$12,503,106	$1,206,824,701	$38,022,495	$99,001,419	$183,695,989

$10.14	$9.79	$10.97	$11.09	$8.56

$94,790,508	$1,293,926,212	$50,775,706	$369,484,389	N/A

$10.14	$9.79	$10.97	$11.08	N/A

$107,723,658	$2,583,300,827	$88,910,487	$470,529,122	$184,294,026
15,129	365,598	11,872	(136,219)	1,226,124
(945,221)	(95,161,505)	(118,732)	(1,173,446)	(338,833)
399,215	9,162,248	(57,434)	172,465	(601,146)
100,833	3,083,745	52,008	(906,114)	(884,182)

$107,293,614	$2,500,750,913	$88,798,201	$468,485,808	$183,695,989

See accompanying notes to financial statements.

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2007

	Ultra Short Bond Fund	Low Duration Bond Fund
Investment Income:
Interest	$14,271,637	$65,931,781
Dividends	—	191,702

Total investment income	14,271,637	66,123,483

Expenses:
Investment advisory fees (Note 5)	678,517	3,705,045
Administration Fees	167,515	596,345
Custodian fees	30,103	89,602
Distribution (12b-1) fees	269,253	1,137,621
Dividends on securities sold short	—	—
Interest expense	—	—
Insurance expenses	12,777	37,445
Miscellaneous expenses	52,246	183,240
Professional fees	32,163	65,275
Registration and filing fees	38,242	74,905
Reports to shareholders	26,298	77,666
Transfer agent fees	49,839	153,373
Trustees’ fees and expenses	13,145	58,022
Repayment of reimbursed expenses (Note 5)	—	—

Total operating expenses	1,370,098	6,178,539
Expenses waived and reimbursed (Note 5)	(178,062)	(224,360)

Net expenses	1,192,036	5,954,179

Net investment income	13,079,60	60,169,304

Realized and Change in Unrealized Gain/(Loss) on Investments, Futures Contracts, Securities Sold Short, Swap Contracts and Written Options:
Net realized gain/(loss) on:
Investments	(255,421)	13,761,197
Futures contracts	211,210	(698,226)
Securities sold short	—	—
Swap contracts	272	(189,816)
Written options	—	—
Net change in unrealized appreciation/(depreciation) on:
Investments	1,930,102	9,960,866
Futures contracts	(108,325)	1,111,777
Securities sold short	—	—
Swap contracts	(27,436)	559,312
Written options	—	196,412

Net change in realized and unrealized gain on investments, futures contracts, securities sold short, swap contracts and written options	1,750,402	24,701,522

Net Increase in Net Assets from Operations	$14,830,003	$84,870,826

See accompanying notes to financial statements.

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2007

Intermediate Bond Fund	Total Return Bond Fund	High Yield Bond Fund	Strategic Income Fund	AlphaTrak 500 Fund
$5,148,803	$108,187,340	$6,570,459	$17,080,754	$9,922,934
—	319,504	—	—	38,340
5,148,803	108,506,844	6,570,459	17,080,754	9,961,274

329,650	6,685,598	372,014	2,582,621	1,017,111

88,964	900,623	79,735	149,567	108,997
17,835	130,077	12,938	27,912	20,450
21,361	1,617,830	93,556	229,192	—
—	—	—	393,192	—
—	—	—	401,901	—
2,951	67,942	3,181	9,337	6,674
22,194	128,855	21,225	40,885	23,133
23,737	79,572	34,786	40,838	24,394
36,742	109,136	30,496	44,308	28,472
7,539	122,587	4,071	13,081	9,041
39,293	347,214	39,262	48,361	21,485
3,902	58,914	2,898	12,933	5,910
—	—	—	16,227	—

594,168	10,248,348	694,162	4,010,355	1,265,667
(158,390)	(225,766)	(191,390)	—	—

435,778	10,022,582	502,772	4,010,355	1,265,667

4,713,025	98,484,262	6,067,687	13,070,399	8,695,607

(409,581)	14,059,156	456,338	461,893	1,389,732
69,188	(1,011,260)	(64,816)	(249,604)	9,602,567
—	—	—	(513,381)	—
(15,266)	(727,496)	(136,584)	(722,550)	2,293,911
—	—	(138,436)	(105,898)	—
1,947,494	52,008,483	117,412	1,153,360	768,870
50,258	2,697,296	18,887	(412,041)	(1,683,536)
—	—	—	158,236	—
44,569	1,518,834	161,653	481,846	(65,510)
13,763	325,099	—	138,039	—

1,700,425	68,870,112	414,454	389,900	12,306,034

$6,413,450	$167,354,374	$6,482,141	$13,460,299	$21,001,641

See accompanying notes to financial statements.

Metropolitan West Funds

Statements of Changes in Net Assets

	Ultra Short Bond Fund
	Year Ended March 31, 2007	Year Ended March 31, 2006
Operations:
Net investment income	$13,079,601	$11,041,452
Net realized gain/(loss) on investments	(255,421)	(182,025)
Net realized gain/(loss) on futures contracts, securities sold short, swap contracts and written options	211,482	207,455
Net change in unrealized appreciation/(depreciation) on investments	1,930,102	(1,128,995)
Net change in unrealized appreciation/(depreciation) on futures contracts, securities sold short, swap contracts and written options	(135,761)	33,362

Net increase in net assets resulting from operations	14,830,003	9,971,249

Dividends and Distributions to Shareholders from:
Net investment income:
Class M	(8,013,326)	(8,172,246)
Class I	(5,133,732)	(2,946,236)
Net realized gains:
Class M	(2,514)	(29,030)
Class I	(1,894)	(8,282)

Net decrease in net assets resulting from dividends and distributions	(13,151,466)	(11,155,794)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	139,557,671	181,069,740
Shares issued in reinvestment of dividends and distributions	7,836,998	8,040,526
Cost of shares redeemed	(229,131,090)	(163,692,967)

Total Class M capital share transactions	(81,736,421)	25,417,299

Class I:
Proceeds from sale of shares	250,394,394	104,843,719
Shares issued in reinvestment of dividends and distributions	2,691,730	2,860,779
Cost of shares redeemed	(195,001,485)	(90,714,870)

Total Class I capital share transactions	58,084,639	16,989,628

Net increase/(decrease) in net assets resulting from capital share transactions	(23,651,782)	42,406,927

Net increase/(decrease) in net assets	(21,973,245)	41,222,382
Redemption fees (Note 7)	1,27	—
Net assets at beginning of year	267,056,625	225,834,243

Net assets at end of year (including undistributed net investment income of $(52,727), $7,369, $188,538, $722, $15,129, $1,540, $365,598 and $40,560, respectively)	$245,084,651	$267,056,625

See accompanying notes to financial statements.

Metropolitan West Funds

Statements of Changes in Net Assets

Low Duration Bond Fund		Intermediate Bond Fund		Total Return Bond Fund
Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2007	Year Ended March 31, 2006
$60,169,304	$30,614,477	$4,713,025	$2,736,310	$98,484,262	$77,145,528
13,761,197	(5,389,650)	(409,581)	(557,015)	14,059,156	(29,701,939)

(888,042)	(311,976)	53,922	2,959	(1,738,756)	(1,579,302)
9,960,866	1,189,064	1,947,494	(997,664)	52,008,483	(2,461,240)

1,867,501	(408,697)	108,590	(4,185)	4,541,229	(1,472,503)

84,870,826	25,693,218	6,413,450	1,180,405	167,354,374	41,930,544

(28,572,632)	(13,367,844)	(488,851)	(229,370)	(38,441,959)	(27,080,390)
(31,430,762)	(17,651,879)	(4,212,020)	(2,508,601)	(59,564,011)	(51,420,128)

—	—	—	(27,051)	—	—
—	—	—	(190,252)	—	—

(60,003,394)	(31,019,723)	(4,700,871)	(2,955,274)	(98,005,970)	(78,500,518)

730,491,687	140,086,756	3,563,673	9,310,765	758,624,178	223,599,198
27,893,511	12,980,052	484,612	254,034	35,446,156	25,732,417
(160,335,787)	(141,874,318)	(844,840)	(352,014)	(171,644,135)	(144,046,578)

598,049,411	11,192,490	3,203,445	9,212,785	622,426,199	105,285,037

530,077,633	265,428,024	41,164,393	11,205,492	392,824,386	202,541,980
26,033,747	15,617,275	3,495,245	2,656,896	54,625,41	48,283,325
(342,044,272)	(112,760,473)	(7,782,954)	(1,774,951)	(159,923,588)	(101,813,414)

214,067,108	168,284,826	36,876,684	12,087,437	287,526,209	149,011,89

812,116,519	179,477,316	40,080,129	21,300,222	909,952,408	254,296,928

836,983,951	174,150,811	41,792,708	19,525,353	979,300,812	217,726,954
—	—	—	—	—	—
819,480,434	645,329,623	65,500,906	45,975,553	1,521,450,101	1,303,723,147

$1,656,464,385	$819,480,434	$107,293,614	$65,500,906	$2,500,750,913	$1,521,450,101

See accompanying notes to financial statements.

Metropolitan West Funds

Statements of Changes in Net Assets

	High Yield Bond Fund
	Year Ended March 31, 2007	Year Ended March 31, 2006
Operations:
Net investment income	$6,067,687	$4,555,807
Net realized gain/(loss) on investments	456,338	(60,132)
Net realized gain/(loss) on futures contracts, securities sold short, swap contracts and written options	(339,836)	(253,565)
Net change in unrealized appreciation/(depreciation) on investments	117,412	(768,379)
Net change in unrealized appreciation/(depreciation) on futures contracts, securities sold short, swap contracts and written options	180,540	(120,627)

Net increase in net assets resulting from operations	6,482,141	3,353,104

Dividends and Distributions to Shareholders from:
Net investment income:
Class M	(2,957,830)	(2,109,770)
Class I	(3,033,213)	(2,462,767)
Net realized gains:
Class M	—	(1,040,382)
Class I	—	(1,014,684)

Net decrease in net assets resulting from dividends and distributions	(5,991,043)	(6,627,603)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	10,673,831	25,294,794
Shares issued in reinvestment of dividends and distributions	2,765,311	2,973,227
Cost of shares redeemed	(16,597,207)	(10,876,880)

Total Class M capital share transactions	(3,158,065)	17,391,141

Class I:
Proceeds from sale of shares	19,037,818	22,111,486
Shares issued in reinvestment of dividends and distributions	3,032,053	3,299,063
Cost of shares redeemed	(3,720,472)	(21,271,168)

Total Class I capital share transactions	18,349,399	4,139,381

Net increase in net assets resulting from capital share transactions	15,191,334	21,530,522

Net increase in net assets	15,682,432	18,256,023
Redemption fees (Note 7)	19,997	10,065
Net assets at beginning of year	73,095,772	54,829,684

Net assets at end of year (including undistributed net investment income of $11,872, $2,031, $(136,219), $2,032,285, $1,226,124 and $2,670,762, respectively)	$88,798,201	$73,095,772

See accompanying notes to financial statements.

Metropolitan West Funds

Statements of Changes in Net Assets

Strategic Income Fund		AlphaTrak 500 Fund
Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2007	Year Ended March 31, 2006
$13,070,399	$10,552,573	$8,695,607	$6,386,284
461,893	(2,028,970)	1,389,732	(2,335,169)

(1,591,433)	1,690,092	11,896,478	6,957,596
1,153,360	(58,645)	768,870	1,994,203

366,080	(1,786,279)	(1,749,046)	3,466,958

13,460,299	8,368,771	21,001,641	16,469,872

(4,800,234)	(5,202,750)	(12,434,156)	(6,998,842)
(8,075,594)	(5,699,147)	—	—

—	(166,041)	—	—
—	(154,656)	—	—

(12,875,828)	(11,222,594)	(12,434,156)	(6,998,842)

34,961,152	39,548,468	43,700,278	42,580,940
4,710,230	5,296,957	10,812,966	6,264,750
(27,105,378)	(59,382,498)	(35,802,772)	(35,223,393)

12,566,004	(14,537,073)	18,710,472	13,622,297

285,787,217	93,265,677	—	—
8,016,247	5,323,164	—	—
(45,864,562)	(68,700,660)	—	—

247,938,902	29,888,181	—	—

260,504,906	15,351,108	18,710,472	13,622,297

261,089,377	12,497,285	27,277,957	23,093,327
189	—	—	—
207,396,242	194,898,957	156,418,032	133,324,705

$468,485,808	$207,396,242	$183,695,989	$156,418,032

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	Ultra Short Bond Fund*
	Class M	Class M	Class M	Class M
	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2005	Period Ended March 31, 2004
Net Asset Value, Beginning of Period	$5.09	$5.11	$5.16	$5.00

Income from Investment Operations:
Net investment income	0.24 #	0.20 #	0.17 #	0.16 #
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.03	(0.02)	(0.05)	0.16

Total from Investment Operations	0.27	0.18	0.12	0.32

Less Distributions:
Dividends from net investment income	(0.24)	(0.20)	(0.17)	(0.16)
Distributions from net capital gains	(0.00)[1]	(0.00)[1]	(0.00)[1]	(0.00)[1]

Total Distributions	(0.24)	(0.20)	(0.17)	(0.16)

Net Asset Value, End of Period	$5.12	$5.09	$5.11	$5.16

Total Return	5.52%	3.62%	2.31%	6.48%[2]

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$119,957	$200,563	$175,983	$145,581
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.57%	0.57%	0.62%	0.76%[3]
After expense waivers and reimbursements	0.50%	0.50%	0.50%	0.50%[3]
Ratio of Net Investment Income to Average Net Assets
Before expense waivers and reimbursements	4.67%	3.86%	3.13%[4]	3.36%[3]
After expense waivers and reimbursements	4.74%	3.93%	3.25%[4]	3.62%[3]
Portfolio Turnover Rate	81%	20%	25%	6%[2]

*	The Ultra Short Bond Fund Class M Shares commenced operations on June 30, 2003.
[1]	Distributions were less than $0.005.
[2]	Non-Annualized.
[3]	Annualized.
[4]

Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The ratio of net investment income to average net assets before expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.14%. The ratio of net investment income to average net assets after expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.26%.

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	Ultra Short Bond Fund*
	Class I	Class I	Class I
	Year Ended March 31, 2007	Year Ended March 31, 2006	Period Ended March 31, 2005
Net Asset Value, Beginning of Period	$5.09	$5.11	$5.15

Income from Investment Operations:
Net investment income	0.25 #	0.21 #	0.12 #
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.03	(0.02)	(0.04)

Total from Investment Operations	0.28	0.19	0.08

Less Distributions:
Dividends from net investment income	(0.25)	(0.21)	(0.12)
Distributions from net capital gains	(0.00)[1]	(0.00)[1]	(0.00)[1]

Total Distributions	(0.25)	(0.21)	(0.12)

Net Asset Value, End of Period	$5.12	$5.09	$5.11

Total Return	5.69%	3.79%	1.52%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$125,128	$66,493	$49,851
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.40%	0.41%	0.49%[3]
After expense waivers and reimbursements	0.34%	0.34%	0.34%[3]
Ratio of Net Investment Income to Average Net Assets
Before expense waivers and reimbursements	4.88%	4.03%	3.28%[3,4]
After expense waivers and reimbursements	4.94%	4.10%	3.43%[3,4]
Portfolio Turnover Rate	81%	20%	25%[2]

*	The Ultra Short Bond Fund Class I Shares commenced operations on July 31, 2004.
[1]	Distributions were less than $0.005.
[2]	Non-Annualized.
[3]	Annualized.
[4]

Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The ratio of net investment income to average net assets before expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.29%. The ratio of net investment income to average net assets after expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.44%.

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	Low Duration Bond Fund
	Class M	Class M	Class M	Class M	Class M
	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2003
Net Asset Value, Beginning of Year	$9.32	$9.39	$9.55	$9.36	$9.87

Income from Investment Operations:
Net investment income	0.45 #	0.38 #	0.35 #	0.42 #	0.51 #,†
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.16	(0.07)	(0.16)	0.20	(0.51)†

Total from Investment Operations	0.61	0.31	0.19	0.62	0.00

Less Distributions:
Dividends from net investment income	(0.44)	(0.38)	(0.35)	(0.43)	(0.51)

Total Distributions	(0.44)	(0.38)	(0.35)	(0.43)	(0.51)

Net Asset Value, End of Year	$9.49	$9.32	$9.39	$9.55	$9.36

Total Return	6.74%	3.38%	2.02%	6.81%	0.10%
Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$944,867	$334,038	$325,137	$335,686	$305,726
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.60%	0.60%	0.62%	0.64%	0.62%
After expense waivers and reimbursements	0.58%	0.58%	0.58%	0.58%	0.58%
Ratio of Net Investment Income to Average Net Assets
Before expense waivers and reimbursements	4.76%	3.99%	3.71%	4.41%	5.35%†
After expense waivers and reimbursements	4.78%	4.01%	3.75%	4.47%	5.39%†
Portfolio Turnover Rate	80%	96%	108%	94%	65%

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
†

Prior year’s data updated due to reclassification of paydown from capital gain/(loss) to net investment income. The impact due to this reclassification was less than $0.005 per share for the fiscal year ended March 31, 2003.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	Low Duration Bond Fund
	Class I	Class I	Class I	Class I	Class I
	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2003
Net Asset Value, Beginning of Year	$9.32	$9.39	$9.55	$9.36	$9.87

Income from Investment Operations:
Net investment income	0.47 #	0.40 #	0.37 #	0.43 #	0.53 #,†
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.16	(0.07)	(0.17)	0.21	(0.51)†

Total from Investment Operations	0.63	0.33	0.20	0.64	0.02

Less Distributions:
Dividends from net investment income	(0.46)	(0.40)	(0.36)	(0.45)	(0.53)

Total Distributions	(0.46)	(0.40)	(0.36)	(0.45)	(0.53)

Net Asset Value, End of Year	$9.49	$9.32	$9.39	$9.55	$9.36

Total Return	6.94%	3.57%	2.22%	7.01%	0.29%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$711,598	$485,442	$320,192	$222,808	$206,006
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.41%	0.41%	0.43%	0.45%	0.43%
After expense waivers and reimbursements	0.39%	0.39%	0.39%	0.39%	0.39%
Ratio of Net Investment Income to Average Net Assets
Before expense waivers and reimbursements	4.94%	4.21%	3.89%	4.52%	5.54%†
After expense waivers and reimbursements	4.96%	4.23%	3.93%	4.58%	5.58%†
Portfolio Turnover Rate	80%	96%	108%	94%	65%

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
†

Prior year’s data updated due to reclassification of paydown from capital gain/(loss) to net investment income. The impact due to this reclassification was less than $0.005 per share for the fiscal year ended March 31, 2003.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	Intermediate Bond Fund*
	Class M	Class M	Class M	Class M
	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2005	Period Ended March 31, 2004
Net Asset Value, Beginning of Period	$9.99	$10.28	$10.72	$10.88

Income from Investment Operations:
Net investment income	0.48 #	0.45 #	0.49 #	0.32 #
Net realized and unrealized gain/(loss) on investments, swap contracts and written options	0.15	(0.24)	(0.31)	0.22

Total from Investment Operations	0.63	0.21	0.18	0.54

Less Distributions:
Dividends from net investment income	(0.48)	(0.47)	(0.49)	(0.40)
Distributions from net capital gains	—	(0.03)	(0.13)	(0.30)

Total Distributions	(0.48)	(0.50)	(0.62)	(0.70)

Net Asset Value, End of Period	$10.14	$9.99	$10.28	$10.72

Total Return	6.47%	2.08%	1.74%	5.12%[1]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$12,503	$9,147	$154	$75
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.82%	0.89%	0.98%	1.05%[2]
After expense waivers and reimbursements	0.65%	0.65%	0.65%	0.65%[2]
Ratio of Net Investment Income to Average Net Assets
Before expense waivers and reimbursements	4.65%	4.22%	4.32%	3.53%[2]
After expense waivers and reimbursement	4.82%	4.46%	4.65%	3.93%[2]
Portfolio Turnover Rate	76%	113%	183%	165%[1]

*	The Intermediate Bond Fund Class M Shares commenced operations on June 30, 2003.
[1]	Non-Annualized.
[2]	Annualized.
#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	Intermediate Bond Fund*
	Class I	Class I	Class I	Class I	Class I
	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2004	Period Ended March 31, 2003
Net Asset Value, Beginning of Period	$9.99	$10.27	$10.71	$10.49	$10.00

Income from Investment Operations:
Net investment income	0.51 #	0.49 #	0.51 #	0.56 #	0.35	#,†
Net realized and unrealized gain/(loss) on investments, swap contracts and written options	0.14	(0.25)	(0.31)	0.54	0.64	†

Total from Investment Operations	0.65	0.24	0.20	1.10	0.99

Less Distributions:
Dividends from net investment income	(0.50)	(0.49)	(0.51)	(0.59)	(0.40)
Distributions from net capital gains	—	(0.03)	(0.13)	(0.29)	(0.10)

Total Distributions	(0.50)	(0.52)	(0.64)	(0.88)	(0.50)

Net Asset Value, End of Period	$10.14	$9.99	$10.27	$10.71	$10.49

Total Return	6.70%	2.39%	1.95%	10.86%	10.07%[1]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$94,791	$56,353	$45,821	$39,727	$28,159
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.61%	0.70%	0.77%	0.79%	0.64%[2]
After expense waivers reimbursements	0.44%	0.44%	0.44%	0.44%	0.44%[2]
Ratio of Net Investment Income to Average Net Assets
Before expense waivers and reimbursements	4.86%	4.51%	4.53%	4.88%	4.25	%2,†
After expense waivers and reimbursements	5.03%	4.77%	4.86%	5.23%	4.45	%2,†
Portfolio Turnover Rate	76%	113%	183%	165%	139%[1]

*	The Intermediate Bond Fund Class I Shares commenced operations on June 28, 2002.
[1]	Non-Annualized.
[2]	Annualized.
#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
†

Prior year’s data updated due to reclassification of paydown from capital gain/(loss) to net investment income. Due to this reclassification, net investment income increased and net realized and unrealized gain increased by $0.05 per share for the fiscal year ended March 31, 2003.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	Total Return Bond Fund
	Class M	Class M	Class M	Class M	Class M
	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2003
Net Asset Value, Beginning of Year	$9.46	$9.71	$10.06	$9.28	$9.95

Income from Investment Operations:
Net investment income	0.48 #	0.53 #	0.59 #	0.55 #	0.70 #,†
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.33	(0.24)	(0.36)	0.82	(0.63)†

Total from Investment Operations	0.81	0.29	0.23	1.37	0.07

Less Distributions:
Dividends from net investment income	(0.48)	(0.54)	(0.58)	(0.59)	(0.70)
Distributions from net capital gains	—	—	—	—	(0.04)

Total Distributions	(0.48)	(0.54)	(0.58)	(0.59)	(0.74)

Net Asset Value, End of Year	$9.79	$9.46	$9.71	$10.06	$9.28

Total Return	8.80%	3.04%	2.42%	15.15%	0.91%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$1,206,825	$555,873	$463,895	$498,299	$550,891
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.66%	0.67%	0.67%	0.67%	0.67%
After expense waivers reimbursements	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to Average Net Assets
Before expense waivers and reimbursements	5.00%	5.47%	6.00%	5.60%	7.42%
After expense waivers and reimbursements	5.01%	5.49%	6.02%	5.62%	7.44%
Portfolio Turnover Rate	101%	174%	180%	165%	90%

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
†

Prior year’s data updated due to reclassification of paydown from capital gain/(loss) to net investment income. The impact due to this reclassification was less $0.005 per share for the fiscal year ended March 31, 2003.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	Total Return Bond Fund
	Class I	Class I	Class I	Class I	Class I
	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2003
Net Asset Value, Beginning of Year	$9.46	$9.71	$10.06	$9.27	$9.94

Income from Investment Operations:
Net investment income	0.50 #	0.55 #	0.61 #	0.57 #	0.72 #,†
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.33	(0.24)	(0.36)	0.83	(0.63)†

Total from Investment Operations	0.83	0.31	0.25	1.40	0.09

Less Distributions:
Dividends from net investment income	(0.50)	(0.56)	(0.60)	(0.61)	(0.72)
Distributions from net capital gains	—	—	—	—	(0.04)

Total Distributions	(0.50)	(0.56)	(0.60)	(0.61)	(0.76)

Net Asset Value, End of Year	$9.79	$9.46	$9.71	$10.06	$9.27

Total Return	9.03%	3.25%	2.64%	15.51%	1.11%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$1,293,926	$965,577	$839,828	$899,263	$944,471
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.45%	0.46%	0.46%	0.46%	0.46%
After expense waivers and reimbursements	0.44%	0.44%	0.44%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets
Before expense waivers and reimbursements	5.24%	5.69%	6.22%	5.81%	7.63%
After expense waivers and reimbursements	5.25%	5.71%	6.24%	5.83%	7.65%
Portfolio Turnover Rate	101%	174%	180%	165%	90%

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
†

Prior year’s data updated due to reclassification of paydown from capital gain/(loss) to net investment income. The impact due to this reclassification was less than $0.005 per share for the fiscal year ended March 31, 2003.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	High Yield Bond Fund*
	Class M	Class M	Class M	Class M	Class M
	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2004	Period Ended March 31, 2003
Net Asset Value, Beginning of Period	$10.89	$11.42	$12.50	$11.38	$10.00

Income from Investment Operations:
Net investment income	0.87 #	0.81 #	0.99 #	0.93 #	0.47	#,†
Net realized and unrealized (loss)/gain on investments, futures contracts, swap contracts, written options and securities sold short	0.07	(0.20)	(0.06)	1.50	1.38	†

Total from Investment Operations	0.94	0.61	0.93	2.43	1.85

Less Distributions:
Dividends from net investment income	(0.86)	(0.82)	(0.98)	(0.92)	(0.47)
Distributions from net capital gains	—	(0.32)	(1.04)	(0.39)	—

Total Distributions	(0.86)	(1.14)	(2.02)	(1.31)	(0.47)

Redemption fees added to paid in capital (Note 7)	0.00 [1]	0.00 [1]	0.01	0.00 [1]	0.00	[1]

Net Asset Value, End of Period	$10.97	$10.89	$11.42	$12.50	$11.38

Total Return	9.00%	5.59%	7.84%	21.99%	18.79%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$38,022	$41,037	$25,094	$49,917	$48,996
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.05%	1.10%	1.15%	1.09%	1.20%[3]
After expense waivers reimbursements	0.80%	0.80%	0.80%	0.80%	0.80%[3]
Ratio of Net Investment Income to Average Net Assets
Before expense waivers and reimbursements	7.75%	6.95%	7.79%[4]	7.22%[4]	8.90	%3,†
After expense waivers and reimbursements	8.01%	7.25%	8.14%[4]	7.51%[4]	9.30	%3,†
Portfolio Turnover Rate	97%	111%	167%	268%	200%[2]

*	The High Yield Bond Fund Class M Shares commenced operations on September 30, 2002.
[1]	Amount is less than $0.01.
[2]	Non-Annualized.
[3]	Annualized.
[4]

Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The ratios of net investment income to average net assets before expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2004 and the fiscal year ended March 31, 2005 were 7.19% and 7.78%, respectively. The ratios of net investment income to average net assets after expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2004 and the fiscal year ended March 31, 2005 were 7.48% and 8.13%, respectively.

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
†

Prior year’s data updated due to reclassification of paydown from capital gain/(loss) to net investment income. The impact due to this reclassification was less than $0.005 per share for the fiscal year ended March 31, 2003.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	High Yield Bond Fund*
	Class I	Class I	Class I	Class I
	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2004
Net Asset Value, Beginning of Year	$10.90	$11.43	$12.51	$11.38

Income from Investment Operations:
Net investment income	0.90 #	0.84 #	1.02 #	0.98 #
Net realized and unrealized (loss)/gain on investments, futures contracts, swap contracts, written options and securities sold short	0.06	(0.21)	(0.06)	1.49

Total from Investment Operations	0.96	0.63	0.96	2.47

Less Distributions:
Dividends from net investment income	(0.89)	(0.84)	(1.01)	(0.95)
Distributions from net capital gains	—	(0.32)	(1.04)	(0.39)

Total Distributions	(0.89)	(1.16)	(2.05)	(1.34)

Redemption fees added to paid in capital (Note 7)	0.00 [1]	0.00 [1]	0.01	0.00 [1]

Net Asset Value, End of Year	$10.97	$10.90	$11.43	$12.51

Total Return	9.18%	5.86%	8.12%	22.35%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$50,776	$32,058	$29,735	$19,129
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.81%	0.85%	0.90%	0.84%
After expense waivers and reimbursements	0.55%	0.55%	0.55%	0.55%
Ratio of Net Investment Income to Average Net Assets
Before expense waivers and reimbursements	8.05%	7.19%	8.09%[2]	7.58%[2]
After expense waivers and reimbursements	8.31%	7.49%	8.44%[2]	7.87%[2]
Portfolio Turnover Rate	97%	111%	167%	268%

*	The High Yield Bond Fund Class I Shares commenced operations on March 31, 2003.
[1]	Amount is less than $0.01.
[2]

Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The ratios of net investment income to average net assets before expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2004 and the fiscal year ended March 31, 2005 were 7.57% and 8.08%, respectively. The ratios of net investment income to average net assets after expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2004 and the fiscal year ended March 31, 2005 were 7.86% and 8.43%, respectively.

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	Strategic Income Fund*
	Class M	Class M	Class M		Class M
	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2005		Period Ended March 31, 2004
Net Asset Value, Beginning of Period	$11.07	$11.22	$11.27		$10.00

Income from Investment Operations:
Net investment income	0.59 #	0.55 #	0.38	#[1]	0.29	#[1]
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts, written options and securities sold short	0.01	(0.11)	0.07		1.32

Total from Investment Operations	0.60	0.44	0.45		1.61

Less Distributions:
Dividends from net investment income	(0.58)	(0.57)	(0.39)		(0.33)
Distributions from net capital gains	—	(0.02)	(0.11)		(0.01)

Total Distributions	(0.58)	(0.59)	(0.50)		(0.34)

Net Asset Value, End of Period	$11.09	$11.07	$11.22		$11.27

Total Return	5.57%	4.04%	3.81%		16.27%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$99,001	$86,288	$102,232		$96,802
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	1.70%	1.91%	2.22%		2.62%[4]
After expense waivers and reimbursements	1.70%	1.91%	2.22%		2.35%[4]
Ratio of Net Investment Income to Average Net Assets
Before expense waivers and reimbursements	5.35%	4.94%	3.40%[1]		3.18%[1,4]
After expense waivers and reimbursements	5.35%	4.94%	3.40%[1]		3.45%[1,4]
Portfolio Turnover Rate	27%	44%	114%		96%[2]

*	The Strategic Income Fund Class M Shares commenced operations on June 30, 2003.
[1]

Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The net investment income per share amounts prior to this reclassification for the fiscal year ended March 31, 2004 and the fiscal year ended March 31, 2005 were $0.28 and $0.37, respectively. The ratios of net investment income to average net assets before expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2004 and the fiscal year ended March 31, 2005 were 3.10% and 3.27%, respectively. The ratios of net investment income to average net assets after expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2004 and the fiscal year ended March 31, 2005 were 3.37% and 3.27%, respectively.

[2]	Non-Annualized.
[3]

The Fund incurred interest expense and dividends paid on securities sold short during the year ended March 31, 2007. If interest expense and dividends paid on securities sold short had not been incurred, the ratio of operating expenses to average net assets would have been 1.54%.

[4]	Annualized.
#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	Strategic Income Fund*
	Class I	Class I	Class I
	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2005
Net Asset Value, Beginning of Year	$11.07	$11.22	$11.27

Income from Investment Operations:
Net investment income	0.60 #	0.59 #	0.45	#[1]
Net realized and unrealized (loss) on investments, futures contracts, swap contracts, written options and securities sold short	0.02	(0.12)	(0.02)

Total from Investment Operations	0.62	0.47	0.43

Less Distributions:
Dividends from net investment income	(0.61)	(0.60)	(0.37)
Distributions from net capital gains	—	(0.02)	(0.11)

Total Distributions	(0.61)	(0.62)	(0.48)

Net Asset Value, End of Year	$11.08	$11.07	$11.22

Total Return	5.73%	4.30%	4.07%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$369,484	$121,108	$92,667
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	1.63%	1.62%	1.98%
After expense waivers and reimbursements	1.63%	1.62%	1.96%
Ratio of Net Investment Income to Average Net Assets
Before expense waivers and reimbursements	5.44%	5.27%	3.86%[1]
After expense waivers and reimbursements	5.44%	5.27%	3.88%[1]
Portfolio Turnover Rate	27%	44%	114%

*	The Strategic Income Fund Class I Shares commenced operations on March 31, 2004.
[1]

Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The net investment income per share amounts prior to this reclassification for the fiscal year ended March 31, 2005 was $0.42. The ratio of net investment income to average net assets before expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.71%. The ratio of net investment income to average net assets after expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.73%.

[2]

The Fund incurred interest expense and dividends paid on securities sold short during the year ended March 31, 2007. If interest expense and dividends paid on securities sold short had not been incurred, the ratio of operating expenses to average net assets would have been 1.47%.

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

See accompanying notes to financial statements.

Metropolitan West Funds

Financial Highlights

	AlphaTrak 500 Fund
	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2005		Year Ended March 31, 2004	Year Ended March 31, 2003
Net Asset Value, Beginning of Year	$8.14	$7.61	$7.33		$5.49	$8.20

Income from Investment Operations:
Net investment income	0.42 #	0.36 #	0.25	#[1]	0.22 #	0.32 #,†
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.61	0.56	0.27		1.85	(2.61)†

Total from Investment Operations	1.03	0.92	0.52		2.07	(2.29)

Less Distributions:
Dividends from net investment income	(0.61)	(0.39)	(0.24)		(0.23)	(0.42)

Total Distributions	(0.61)	(0.39)	(0.24)		(0.23)	(0.42)

Net Asset Value, End of Year	$8.56	$8.14	$7.61		$7.33	$5.49

Total Return	12.85%	12.33%	7.15%		38.16%	(28.35)%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$183,696	$156,418	$133,325		$107,551	$88,353
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.73%	0.36%	0.52%		0.88%	0.55%
After expense waivers and reimbursements	0.73%	0.36%	0.52%		0.88%	0.55%
Ratio of Net Investment Income to Average Net Assets
Before expense waivers and reimbursements	5.01%	4.54%	3.41%[1]		3.25%	5.10%†
After expense waivers and reimbursements	5.01%	4.54%	3.41%[1]		3.25%	5.10%†
Portfolio Turnover Rate	106%	64%	72%		67%	72%

[1]

Prior year’s data updated due to reclassification of swap income/(expense) from net investment income to realized and unrealized gain/(loss). The net investment income per share amounts prior to this reclassification for the fiscal year ended March 31, 2005 was $0.24. The ratio of net investment income to average net assets before expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.23%. The ratio of net investment income to average net assets after expense waivers and reimbursements prior to this reclassification for the fiscal year ended March 31, 2005 was 3.23%.

#	Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
†

Prior year’s data updated due to reclassification of paydown from capital gain/(loss) to net investment income. Due to this reclassification, net investment income decreased and net realized and unrealized loss decreased by $0.01 per share for the fiscal year ended March 31, 2003.

See accompanying notes to financial statements.

Notes to Financial Statements

March 31, 2007

1.	SUMMARY OF ORGANIZATION

The Metropolitan West Funds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on December 9, 1996 and registered under the Investment Company Act of 1940, as amended. Metropolitan West Asset Management, LLC (the “Adviser”), a federally registered investment adviser, provides the Funds (as defined below) with investment management services. The Trust currently consists of seven separate portfolios (each a “Fund” and collectively, the “Funds”): Metropolitan West Ultra Short Bond Fund (the “Ultra Short Bond Fund”), Metropolitan West Low Duration Bond Fund (the “Low Duration Bond Fund”), Metropolitan West Intermediate Bond Fund (the “Intermediate Bond Fund”), Metropolitan West Total Return Bond Fund (the “Total Return Bond Fund”), Metropolitan West High Yield Bond Fund (the “High Yield Bond Fund”), Metropolitan West Strategic Income Fund (the “Strategic Income Fund”), and Metropolitan West AlphaTrak 500 Fund (the “AlphaTrak 500 Fund”). The Total Return Bond Fund and Low Duration Bond Fund commenced investment operations on March 31, 1997. Effective March 31, 2000, the Low Duration Bond Fund and the Total Return Bond Fund offered two classes of shares: Class M (existing shares) and Class I shares. The AlphaTrak 500 Fund commenced investment operations on June 29, 1998. The Intermediate Bond Fund – Class I commenced operations on June 28, 2002. The High Yield Bond Fund – Class M commenced operations on September 30, 2002. The High Yield Bond Fund – Class I commenced operations on March 31, 2003. Class M shares of the Intermediate Bond Fund, the Ultra Short Bond Fund, and the Strategic Income Fund commenced operations on June 30, 2003. The Strategic Income Fund – Class I commenced operations on March 31, 2004 and the Ultra Short Bond Fund – Class I commenced operations on July 30, 2004.

The Ultra Short Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a portfolio of fixed-income securities of varying maturities with a portfolio duration of up to one year. The Fund’s dollar-weighted average portfolio maturity will normally exceed one year.

The Low Duration Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

The Intermediate Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of one to six years. The Fund’s dollar-weighted average maturity is expected to range from three to seven years.

The Total Return Bond Fund seeks to maximize long-term total return. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The High Yield Bond Fund seeks to maximize long-term total return consistent with preservation of capital. This Fund invests in a portfolio of high yield fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund is non-diversified and may invest a greater percentage of its assets in one or more particular issuers than a diversified fund. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Strategic Income Fund seeks to maximize long-term total return without tracking any particular markets or indices. This Fund uses strategies intended to provide absolute (positive) returns in all markets by employing a strategy intended to produce high income while exploiting disparities or inefficiencies in markets. The Fund will focus on inefficiencies related to secured or asset-backed debt compared with unsecured and subordinated debt or equity of companies and issuers. Additionally, the Fund will focus on longer-term cyclical anomalies in the fixed income markets to both enhance yield and realize potential price appreciation. These anomalies include: shifts in the portfolio’s duration, yield curve anomalies, and sector and issue-specific dislocations. The Fund is non-diversified and may invest a greater percentage of its assets in one or more particular issuers than a diversified fund. On March 31, 2007, the Fund closed to purchases by most new shareholders.

The AlphaTrak 500 Fund seeks to achieve a total return that exceeds the total return of the Standard & Poor’s 500 Index (“S&P 500 Index”). The Fund combines investments in S&P 500 Index futures contracts and swaps

Notes to Financial Statements (continued)

with a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

A more complete description of the objectives and strategies of each of the Funds can be found in the Prospectus and the Statement of Additional Information, which can be obtained at www.mwamllc.com or by calling (800) 241-4671.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds:

Security Valuation:

The Funds value securities pursuant to policies and procedures approved by the Board of Trustees. Fixed-income securities for which market quotations are readily available are valued at prices as provided by independent pricing vendors. The Funds receive pricing information from independent pricing vendors (approved by the Board of Trustees) which also use information provided by market makers or estimates of values obtained from yield data relating to investments of securities with similar characteristics. As appropriate, quotations for high yield bonds may also take additional factors into consideration such as the activity of the underlying equity or sector movements. However, securities with a demand feature exercisable within one to seven days are valued at par. The Funds also use a benchmark pricing system to the extent vendor’s prices for their securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from another pricing source. For a security priced using this system, the Adviser, in consultation with a market maker, initially selects a proxy comprised of a relevant security (i.e. U.S. Treasury Note) or benchmark (i.e. LIBOR) and a multiplier, divisor or margin that the Adviser believes would together best reflect changes in the market value of the security. The value of the security changes daily based on changes to the market price of the assigned benchmark. Once each month the Adviser obtains from one or more dealers an independent review of prices produced by the benchmark system as well as a review of the benchmark selected to adjust the price. The benchmark pricing system is continuously reviewed by the Adviser and implemented according to the pricing policy reviewed by the Board of Trustees. Debt securities, which mature in less than 60 days, are valued at amortized cost if their original maturity was 60 days or less. If their original term to maturity exceeded 60 days, they are valued by amortizing the value as of the 61st day prior to maturity (unless the Board of Trustees determines that this method does not represent fair value). S&P 500 futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange where it is traded. Equity securities, including depository receipts, are valued at the last reported sale price or the market’s closing price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the average of the bid and asked prices. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Securities and other assets that cannot be valued as described above will be valued at their fair value as determined by the Adviser under guidelines established by and under the general supervision and responsibility of the Board of Trustees. The fair valued securities at March 31, 2007 are referenced on each Fund’s schedule of portfolio investments by a footnote.

Securities Transactions and Investment Income:

Security transactions are accounted for no later than the first net asset value calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on trade date. Cost is determined and gains and losses are based on the first-in first-out method for both financial statement and Federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Discounts and premiums on securities are amortized using the interest method.

Distributions to Shareholders:

The Funds (except the AlphaTrak 500 Fund) expect to declare dividends daily and pay them monthly to shareholders. The AlphaTrak 500 Fund expects to declare and pay dividends to shareholders quarterly. Distributions of net capital gains, if any, will be made at least annually. The Board of Trustees may determine to declare dividends and make distributions more or less frequently.

Notes to Financial Statements (continued)

Federal Income Taxation:

It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no Federal income tax provision is required.

Dividends and other distributions to shareholders are recorded on the ex-dividend date. Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Cash and cash equivalents:

The Funds have defined cash and cash equivalents as cash in interest bearing and non-interest bearing accounts.

Use of estimates:

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

New accounting pronouncements:

In July 2006, the Financial Accounting Standards Board “FASB” issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes-an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is to be implemented no later than the September 30, 2007 net asset value calculation, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

In addition, in September 2006, FASB issued Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“SFAS 157”). This standard establishes a single authoritative definition of fair value, sets out framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods use to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2007, the Funds do not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements reported on the statement of changes in net assets for a fiscal period.

3.	PORTFOLIO INVESTMENTS

The Funds may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

The Funds may invest in securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and similar United States Government sponsored entities such as Federal National Mortgage Association (“Fannie Mae”), Government National Mortgage Association (“Ginnie Mae”) and Federal Home Loan Banks (“FHLB”). Freddie Mac, Fannie Mae, Ginnie Mae and FHLB’s, although chartered and sponsored by Congress, are not

Notes to Financial Statements (continued)

funded by Congressional appropriations and the debt and mortgaged-backed securities issued by Freddie Mac, Fannie Mae, Ginnie Mae and FHLB’s are neither guaranteed nor insured by the United States Government.

The Funds may also invest in Collateralized Mortgage Obligations (“CMO”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit (“REMIC”). CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

The Funds may purchase and write call and put options on securities, securities indices and on foreign currencies. A Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may write a call or put option only if the option is covered by the Fund’s holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it maybe required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund my be unable to close out a positions.

The Funds may invest in Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other Collateralized Debt Obligations (CDOs), which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs and other CDOs that are subordinate to other classes, volatility in value, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

The Funds may invest in stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). During the year March 31, 2007, certain interest only securities were held as part of the overall mortgage portfolio holdings. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than

Notes to Financial Statements (continued)

anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Trustees. The Funds also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund’s limit on illiquid securities.

The Funds may also sell a debt or equity security short that is, without owning it and borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by a Fund. The Ultra Short Bond Fund, Low Duration Bond Fund, Intermediate Bond Fund, and Total Return Bond Fund, will not make total short sales exceeding 25% of the value of that Fund’s assets. The High Yield Bond Fund and Strategic Income Fund will not make total short sales exceeding 33  1/3% of the Fund’s assets. If the value of the security sold short increases, a Fund would lose money because it would need to replace the borrowed security by purchasing it at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another investment, the loss on the short sale may be fully or partially offset by gains in that other investment.)

A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund. The Funds also may make short sales “against-the-box”, in which the Funds sell short securities they own. The Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a “constructive sale”, requiring the Fund to recognize any taxable gain from the transaction.

The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Fund to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Funds may use futures contracts to manage exposure to the stock and bond markets or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Adviser to the Fund may be attempting to sell some or all the Fund holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires. The statement of operations reflects net realized and net unrealized gains and losses on these contracts.

The Funds may enter into reverse repurchase agreements, whereby a Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings. The average dollar amount and average interest rate of reverse repurchase agreements in the Strategic Income Fund for the year ended March 31, 2007 was $7,590,251 and 5.23%, respectively. The maximum amount of reverse repurchase agreements opened during the year for the Strategic Income Fund was $56,105,000 which occurred in March 2007.

In addition to the securities listed above, the AlphaTrak 500 Fund may invest in the following equity derivative instruments with a notional or contractual value up to its total assets: S&P 500 Index futures contracts, Mini S&P 500 Index futures contracts, options on the S&P 500 Index and S&P futures, and swap agreements involving the S&P 500 Index. When the above listed S&P Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest up to 100% in the common stocks that comprise the S&P 500 Index. The Fund may also invest up to 25% of its total assets in these stocks indirectly by purchasing interests in one or more mutual funds, asset pools, or trusts that invest in such stocks.

Notes to Financial Statements (continued)

The Funds may invest in swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A swap contract may not be assigned without the consent of the counter-party (and in certain circumstances may not be assignable), and may result in losses in the event of a default or bankruptcy of the counter-party.

In addition, the Funds may enter into credit default swap agreements. The buyer in a credit default contract is obligated to pay the seller a periodic, stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the par value (full notional value) of the reference obligation in exchange for the reference obligation. The Funds may be either the buyer or seller in such transactions. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller of a credit default swap, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counter-party risk and credit risk.

The Funds may write (sell) and purchase put and call swaptions. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

The Funds also may enter into total return swap agreements. Total Return Swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of LIBOR based cashflows. The Total Return Swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. The Total Return Swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total Return Swaps can be designed with any underlying asset agreed between two parties. No notional amounts are exchanged with Total Return Swaps.

As a result, unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of Assets and Liabilities. The change in the value of the swaps, including periodic amounts of interest paid or received on swaps is reported as unrealized gains or losses in the Statements of Operations. A realized gain or loss is recorded upon payment or termination of swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used upon payment or receipt of a periodic payment or termination of swap agreements to express the extent of involvement in these transactions, but the amounts subject to credit risk are much smaller. At March 31, 2007, the Funds had outstanding swap agreements as listed in the Funds’ Schedules of Portfolio Investments. Swap transactions present risk of loss in excess of the related amounts in the Statements of Assets and Liabilities.

The WorldCom Victim Trust has been authorized by U.S. District Court to distribute the first $150 million of funds to investor victims of the fraud, payable at an initial rate of 6.25% of eligible fraud loss. As of March 31, 2007, the Low Duration Bond Fund, the Total Return Bond Fund, and the AlphaTrak 500 Fund have received and recorded as realized gains $12,901,674, $27,217,067 and $1,109,732, respectively. In April 2007, the Low Duration Bond Fund, the Total Return Bond Fund, and the AlphaTrak 500 Fund recovered $593,177, $1,322,141 and $81,515, respectively.

As a result of a FASB Emerging Issues Task Force consensus and subsequent SEC staff guidance, the Funds have reclassified periodic payments made under all swap agreements, previously included within interest income, as

Notes to Financial Statements (continued)

a component of realized gain/(loss) in the Statements of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statements of Changes in Net Assets and the per share amounts in the Financial Highlights. Prior year net investment income ratios in the Financial Highlights have also been modified accordingly. The reclassification had no effect on the Funds’ net asset value, either in total or per share, or its total increase/(decrease) in net assets from operations during any period.

4.	SECURITIES TRANSACTIONS

Investment transactions for the year ended March 31, 2007 excluding U.S. Government and short-term investments, were as follows:

	Purchases	Sales
Ultra Short Bond Fund	$234,521,429	$183,325,302
Low Duration Bond Fund	1,001,000,211	353,001,585
Intermediate Bond Fund	66,247,000	29,456,102
Total Return Bond Fund	1,390,642,125	772,941,318
High Yield Bond Fund	92,659,154	71,646,041
Strategic Income Fund	358,483,968	64,009,520
AlphaTrak 500 Fund	217,857,833	160,018,474

Investment transactions in U.S. Government securities for the year ended March 31, 2007 were as follows:

	Purchases	Sales
Low Duration Bond Fund	$861,268,655	$661,517,931
Intermediate Bond Fund	45,048,844	38,436,484
Total Return Bond Fund	1,311,754,406	1,046,514,399
AlphaTrak 500 Fund	1,875,060	1,872,642

Transactions in option contracts written for the year ended March 31, 2007 were as follows:

	Strategic Income Fund
	Contracts	Premium
Outstanding at March 31, 2006	4,505	$238,976
Option written during period	750	290,000
Option exercised during period	(4,000)	(164,744)
Options expired during period	—	—
Options closed during period	—	—

Outstanding at March 31, 2007	1,255	364,232

5.	INVESTMENT ADVISORY SERVICES AND OTHER TRANSACTIONS

As compensation for advisory services, the Adviser charges the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, and the High Yield Bond Fund a fee, computed daily and payable monthly, at an annual rate of 0.25%, 0.30%, 0.35%, 0.35%, and 0.50%, respectively, of each Fund’s average daily net assets. The Adviser charges the AlphaTrak 500 Fund a basic fee of 0.35% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.35% of the Fund’s average daily net assets for the relevant three month performance period), depending on whether, and to what extent, the investment performance of the AlphaTrak 500 Fund before management fees, for the relevant performance period, exceeds or is exceeded by, the performance of the S&P 500 Index plus a margin of 1.00% over the same period. Under this agreement, the basic fee was increased by 0.24% resulting in $1,017,111 of total management fees for the period ended March 31, 2007. The Adviser charges the Strategic Income Fund a basic fee of 1.20% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.70% of the Fund’s average daily net assets for the relevant twelve month performance period), depending on whether, and to what extent, the investment performance of the Strategic Income Fund, for the relevant performance period, exceeds or is exceeded by, the performance of the Merrill Lynch 3 month U.S. Treasury Bill Index plus

Notes to Financial Statements (continued)

2.00% over the same period. Under this agreement, the basic fee was decreased by 0.13% resulting in $2,582,621 of total management fees for the year ended March 31, 2007. The Strategic Income Fund is obliged to repay the Adviser for a period of three fiscal years following the fiscal year in which the Adviser reimbursed the Fund only to the extent that the operating expenses of the Fund fall below the stated expense limitations.

The Adviser has agreed in an operating expenses agreement with the Trust to limit each Fund’s expenses as described in the table below. The operating expenses agreement has a one-year term, renewable at the end of each fiscal year. Each Fund has agreed to reimburse the Adviser, for a period of up to three years, for any such payments to the extent that the Fund’s operating expenses are otherwise below its expense cap (excluding the AlphaTrak 500 Fund and the Strategic Income Fund, which shall reimburse the Adviser to the extent that the Fund’s other expenses as described in the Prospectus, are below an agreed-upon cap). The Adviser’s obligation will not be recorded as a liability on the books of the applicable Fund to the extent that the total operating expenses (other expenses with respect to the AlphaTrak 500 Fund and the Strategic Income Fund) of the Fund are at or above the expense cap. However, if the total operating expenses (other expenses with respect to the AlphaTrak 500 Fund and the Strategic Income Fund) of a Fund fall below the expense cap, the reimbursement to the Adviser (up to the cap) will be accrued by the Fund as a liability if the Adviser seeks to recoup those amounts and the independent trustees have approved that reimbursement. The Adviser may not request or receive reimbursement from a Fund for prior reductions or reimbursements before the payment of a Fund’s operating expenses for the Year. Investment advisory fees and related voluntary expense limitations for the period ended March 31, 2007, were as follows:

	Investment Advisory Fee Rate		Voluntary Expense Limitation
	Class M	Class I	Class M	Class I
Ultra Short Bond Fund	0.25%	0.25%	0.50%	0.34%
Low Duration Bond Fund	0.30	0.30	0.58	0.39
Intermediate Bond Fund	0.35	0.35	0.65	0.44
Total Return Bond Fund	0.35	0.35	0.65	0.44
High Yield Bond Fund	0.50	0.50	0.80	0.55
Strategic Income Fund	0.50 - 1.90	0.50 - 1.90	0.95 - 2.35	0.70 - 2.10
AlphaTrak 500 Fund	0.00 - 0.70	N/A	0.20 - 0.90	N/A

For the year ended March 31, 2007, the Adviser recouped $16,227 of waived or reimbursed expenses from the Strategic Income Fund.

At March 31, 2007, the balance of recoupable expenses with expiration dates for the Funds were as follows:

	2008	2009	2010	Total
Ultra Short Bond Fund	$227,203	$206,505	$178,062	$611,770
Low Duration Bond Fund	221,508	177,911	224,360	623,779
Intermediate Bond Fund	144,878	147,159	158,391	450,428
Total Return Bond Fund	284,745	256,059	225,766	766,570
High Yield Bond Fund	186,455	182,919	191,390	560,764

Certain officers and trustees of the Funds are also officers and directors of the Adviser. Such officers and trustees serve without direct compensation from the Funds. Each of the independent trustees receives an annual retainer of $12,000 and $3,000 for each meeting of the Board of Trustees attended. The Trust has an unfunded, non-qualified deferred compensation plan (the “Plan”) for certain eligible Trustees. The Plan allows Trustees to defer some or all of their annual trustees’ fees otherwise payable by the Trust for a minimum of three years. The fees deferred are posted to a bookkeeping account maintained by the Trust. The various series of the Trust will use the returns on those Funds selected by the Trustee to determine the income, gains and losses to allocate to the account. At the time for commencing distributions from a Trustee’s deferral account, which is no later than when the Trustee ceases to be a member of the Board of Trustees, deferred fees will be paid out in a single sum in cash or a maximum of ten annual installments.

Notes to Financial Statements (continued)

6.	SHARE MARKETING (12b-1) Plan

The Trust has a Share Marketing Plan (or “the Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to AlphaTrak 500 Fund, and Class M shares of the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, the High Yield Bond Fund, and the Strategic Income Fund. The Total Return Bond Fund and Low Duration Bond Fund began accruing for Rule 12b-1 expenses on April 1, 2000. The High Yield Bond Fund began accruing for Rule 12b-1 expenses on October 2, 2002. The Ultra Short Bond Fund, the Intermediate Bond Fund, and the Strategic Income Fund began accruing for Rule 12b-1 expenses on July 2, 2003. Under the Plan, the Trust pays PFPC Distributors, Inc., as the Trust’s distribution coordinator, an annual fee up to 0.25% of each Fund’s aggregate average daily net assets to reimburse expenses in connection with the promotion and distribution of shares of the respective Fund. The Adviser has undertaken to limit the Rule 12b-1 expenses to 0.16% for the Ultra Short Bond Fund, 0.19% for the Low Duration Bond Fund, and 0.21% for the Intermediate Bond Fund and the Total Return Bond Fund, for the year ended March 31, 2007. The AlphaTrak 500 Fund is currently not incurring Rule 12b-1 fees.

7.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share. Transactions in shares of beneficial interest were as follows:

	Ultra Short Bond Fund
	Class M	Class M	Class I	Class I
	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2007	Year Ended March 31, 2006
Change in Fund shares:
Shares outstanding at beginning of year	39,389,338	34,434,550	13,069,365	9,762,417
Shares sold	27,338,328	35,417,283	48,994,647	20,543,980
Shares issued through reinvestment of dividends	1,533,441	1,573,746	526,509	560,579
Shares redeemed	(44,824,264)	(32,036,241)	(38,156,177)	(17,797,611)

Net increase/(decrease) in fund shares	(15,952,495)	4,954,788	11,364,979	3,306,948

Shares outstanding at end of year	23,436,843	39,389,338	24,434,344	13,069,365

	Low Duration Bond Fund
	Class M	Class M	Class I	Class I
	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2007	Year Ended March 31, 2006
Change in Fund shares:
Shares outstanding at beginning of year	35,839,564	34,642,071	52,066,250	34,106,697
Shares sold	77,837,258	14,969,340	56,485,764	28,347,848
Shares issued through reinvestment of dividends	2,964,493	1,387,558	2,770,103	1,669,664
Shares redeemed	(17,061,248)	(15,159,405)	(36,357,280)	(12,057,959)

Net increase in fund shares	63,740,503	1,197,493	22,898,587	17,959,553

Shares outstanding at end of year	99,580,067	35,839,564	74,964,837	52,066,250

Notes to Financial Statements (continued)

	Intermediate Bond Fund
	Class M	Class M	Class I	Class I
	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2007	Year Ended March 31, 2006
Change in Fund shares:
Shares outstanding at beginning of year	915,337	15,008	5,639,107	4,459,564
Shares sold	353,423	909,988	4,135,014	1,093,572
Shares issued through reinvestment of dividends	48,175	25,135	347,667	261,300
Shares redeemed	(84,256)	(34,794)	(775,585)	(175,329)

Net increase in fund shares	317,342	900,329	3,707,096	1,179,543

Shares outstanding at end of year	1,232,679	915,337	9,346,203	5,639,107

	Total Return Bond Fund
	Class M	Class M	Class I	Class I
	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2007	Year Ended March 31, 2006
Change in Fund shares:
Shares outstanding at beginning of year	58,748,380	47,783,776	102,076,133	86,530,352
Shares sold	78,743,672	23,230,813	41,036,687	21,055,367
Shares issued through reinvestment of dividends	3,686,907	2,668,040	5,695,087	5,005,209
Shares redeemed	(17,886,865)	(14,934,249)	(16,584,977)	(10,514,795)

Net increase in fund shares	64,543,714	10,964,604	30,146,797	15,545,781

Shares outstanding at end of year	123,292,094	58,748,380	132,222,930	102,076,133

	High Yield Bond Fund
	Class M	Class M	Class I	Class I
	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2007	Year Ended March 31, 2006
Change in Fund shares:
Shares outstanding at beginning of year	3,767,351	2,197,393	2,941,884	2,602,293
Shares sold	982,764	2,274,073	1,747,656	1,952,750
Shares issued through reinvestment of dividends	254,774	269,612	278,800	297,976
Shares redeemed	(1,538,697)	(973,727)	(341,243)	(1,911,135)

Net increase/(decrease) in fund shares	(301,159)	1,569,958	1,685,213	339,591

Shares outstanding at end of year	3,466,192	3,767,351	4,627,097	2,941,884

Notes to Financial Statements (continued)

	Strategic Income Fund
	Class M	Class M	Class I	Class I
	Year Ended March 31, 2007	Year Ended March 31, 2006	Year Ended March 31, 2007	Year Ended March 31, 2006
Change in Fund shares:
Shares outstanding at beginning of year	7,793,703	9,114,676	10,939,240	8,261,804
Shares sold	3,160,897	3,542,568	25,826,388	8,386,601
Shares issued through reinvestment of dividends	426,174	475,804	725,110	478,411
Shares redeemed	(2,451,856)	(5,339,345)	(4,148,820)	(6,187,576)

Net increase/(decrease) in fund shares	1,135,215	(1,320,973)	22,402,678	2,677,436

Shares outstanding at end of year	8,928,918	7,793,703	33,341,918	10,939,240

			AlphaTrak 500 Fund
			Year Ended March 31, 2007	Year Ended March 31, 2006
Change in Fund shares:
Shares outstanding at beginning of year			19,223,312	17,523,538
Shares sold			5,203,453	5,351,332
Shares issued through reinvestment of dividends			1,277,757	800,771
Shares redeemed			(4,250,183)	(4,452,329)

Net increase in fund shares			2,231,027	1,699,774

Shares outstanding at end of year			21,454,339	19,223,312

Redemption Fee:

The High Yield Bond Fund will charge a 1.00% redemption fee when shares are redeemed (either by selling or by exchanging into another fund) within 6 months of purchase. The redemption fee will be assessed on the net asset value of the shares redeemed or exchanged, will be withheld from the redemption proceeds and paid directly to the Fund.

8.	LINE OF CREDIT:

The High Yield Bond Fund and Strategic Income Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, these Funds may borrow money from banks for any purpose on a secured basis in an amount up to  1/3 of the Fund’s total assets. These Funds may also borrow for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets. The Low Duration Bond Fund, Intermediate Bond Fund, and Total Return Bond Fund each may borrow for temporary, emergency or investment purposes up to 5% of its total assets. This borrowing may be unsecured. The Funds have access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. There were no borrowings from the line of credit during the fiscal year ended March 31, 2007.

Notes to Financial Statements (continued)

9.	FEDERAL TAX INFORMATION:

Capital Loss Carryforwards:

At March 31, 2007, the following Funds had available for Federal income tax purposes unused capital losses as follows:

Fund	Expiring in 2011	Expiring in 2013	Expiring in 2014	Expiring in 2015
Ultra Short Bond Fund	—	—	—	$171,312
Low Duration Bond Fund	—	—	$24,704,597	—
Intermediate Bond Fund	—	—	215,711	171,054
Total Return Bond Fund	19,394,108	206,379	54,757,733	16,266,140
High Yield Bond Fund	—	—	112,035	—
Strategic Income Fund	—	—	61,791	1,235,093
AlphaTrak 500 Fund	$1,056,073	—	—	—

For the year ended March 31, 2007, the Low Duration Bond Fund, High Yield Bond Fund and Alpha Trak 500 Fund utilized net federal tax capital loss carryforwards of $10,855,434, $203,367 and $9,307,459, respectively.

Tax Basis of Distributable Income:

As of March 31, 2007, the components of accumulated earnings/(accumulated losses) on a tax basis were as follows:

	Ultra Short Bond Fund	Low Duration Bond Fund	Intermediate Bond Fund	Total Return Bond Fund
Undistributed ordinary income/(loss) (inclusive of short-term gains)	$162,330	$560,282	$101,255	$1,419,087
Other temporary differences	—	(14,374)	—	(23,956)
Accumulated capital loss carryforwards and Post-October losses	(171,312)	(24,704,597)	(386,765)	(90,624,360)
Net unrealized (depreciation)/appreciation	(713,435)	(10,542,024)	(58,408)	7,708,848
Distributions payable	(215,057)	(357,370)	(86,126)	(1,029,533)

Total accumulated earnings/(losses)	$(937,474)	$(35,058,083)	$(430,044)	$(82,549,914)

		High Yield Bond Fund	Strategic Income Fund	AlphaTrak 500 Fund
Undistributed ordinary income/(loss) (inclusive of short-term capital gains)		$23,339	$114,265	$1,487,501
Other temporary differences		—	(290,472)	(2,874)
Accumulated capital loss carryforwards and Post-October losses		(112,035)	(1,296,884)	(1,056,073)
Net unrealized (depreciation)/appreciation		(12,123)	(557,710)	(768,088)
Distributions payable		(11,467)	(12,513)	(258,503)

Total accumulated earnings/(losses)		$(112,286)	$(2,043,314)	$(598,037)

Notes to Financial Statements (continued)

Permanent differences incurred during the fiscal year ended March 31, 2007 resulting from differences in book and tax accounting have been reclassified at year end as follows:

Fund	Increase/(Decrease) Paid-in-Capital	Increase/(Decrease) Accumulated Net Investment Income/(Loss)	Increase/(Decrease) Accumulated Net Realized Gain/(Loss)
Ultra Short Bond Fund	$—	$7,361	$(7,361)
Low Duration Bond Fund	—	21,906	(21,906)
Intermediate Bond Fund	—	1,435	(1,435)
Total Return Bond Fund	—	(153,254)	153,254
High Yield Bond Fund	—	(66,803)	66,803
Strategic Income Fund	—	(341,273)	341,273
AlphaTrak 500 Fund	—	2,293,911	(2,293,911)

Tax Basis of Distributions to Shareholders:

	Ultra Short Bond Fund		Low Duration Bond Fund
	March 31, 2007	March 31, 2006	March 31, 2007	March 31, 2006
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$13,150,532	$11,136,852	$60,003,394	$31,019,723
Net long-term capital gains	934	18,942	—	—

Total taxable distributions	$13,151,466	$11,155,794	$60,003,394	$31,019,723

	Intermediate Bond Fund		Total Return Bond Fund
	March 31, 2007	March 31, 2006	March 31, 2007	March 31, 2006
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$4,700,871	$2,839,837	$98,005,970	$78,500,518
Net long-term capital gains	—	115,437	—	—

Total taxable distributions	$4,700,871	$2,955,274	$98,005,970	$78,500,518

	High Yield Bond Fund		Strategic Income Fund
	March 31, 2007	March 31, 2006	March 31, 2007	March 31, 2006
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$5,991,043	$5,862,909	$12,875,828	$10,908,144
Net long-term capital gains	—	764,694	—	314,450

Total taxable distributions	$5,991,043	$6,627,603	$12,875,828	$11,222,594

			AlphaTrak 500 Fund
			March 31, 2007	March 31, 2006
Distributions from:
Ordinary income (inclusive of short-term capital gains)			$12,434,156	$6,998,842
Net long-term capital gains			—	—

Total taxable distributions			$12,434,156	$6,998,842

Notes to Financial Statements (concluded)

10.	INDEMNIFICATIONS

Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown, as this would involve further claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of the Metropolitan West Funds:

We have audited the accompanying statements of assets and liabilities of the Metropolitan West Funds (the “Trust”), consisting of the Metropolitan West Ultra Short Bond Fund, the Metropolitan West Low Duration Bond Fund, the Metropolitan West Intermediate Bond Fund, the Metropolitan West Total Return Bond Fund, the Metropolitan West High Yield Bond Fund, the Metropolitan West Strategic Income Fund, and the Metropolitan West AlphaTrak 500 Fund (collectively, the “Funds”), including the schedules of portfolio investments, as of March 31, 2007 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Funds as of March 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania

May 24, 2007

Approval of Renewal of Investment Management Agreement

(Unaudited)

At an in-person meeting of the Board held on November 13, 2006, the Trustees, including the Independent Trustees, considered approval of the Investment Management Agreement, which ultimately became effective on February 21, 2007 with respect to each Fund (the “New Agreement”).

In determining to approve the New Agreement, the Trustees considered that they had approved the continuation of the prior agreement, the terms of which are substantially identical to the New Agreement, for an additional one-year period, at their meeting on May 22, 2006. A summary of factors considered by the Trustees at that time is provided below under “Factors considered by the Trustees in connection with the recent approval of Existing Agreement.” To the extent deemed necessary in their business judgment, the Trustees reconsidered these factors during their meeting on November 13, 2006.

On November 13, 2006, the Trustees met with representatives of the Adviser, who discussed with the Trustees the Adviser’s expectations as to the unchanged management and operations of the Adviser after the repurchase transaction involving ownership of the Adviser, and the continuing roles of the current portfolio management teams in the management of each of the Funds.

The Trustees considered that it is not anticipated that there will be any change in the personnel who are engaged in the portfolio management of any Fund as a result of the transaction, and that there will be no increase in the advisory fees or the total expenses for current shareholders of any of the existing Funds as a result of the transaction. The Trustees considered that the terms of the New Agreement are materially and substantially identical to those of the prior agreement.

On the basis of these factors, the Trustees concluded that it would be in the best interests of each of the Funds to continue to be advised by the Adviser, and voted unanimously, including the unanimous vote of the Independent Trustees present at that meeting, to approve the New Agreement, including the advisory fees proposed in the New Agreement, in respect of each of the Funds for a two-year period commencing immediately following the later of consummation of the repurchase transaction and shareholder approval of the New Agreement, and to recommend to shareholders of each Fund that they approve the New Agreement, as well.

Factors Considered by the Trustees in Connection with the Most Recent Approval of the Prior Agreement

On May 22, 2006, the Trust’s Board approved the renewal of the prior agreement for an additional one-year term through the next annual meeting of the Board expected in May 2007 (subsequent events led to the Board reviewing and approving a new agreement in November 2006; described above). The renewal of the agreement was approved by the Board (including a majority of the Independent Trustees) upon the recommendation of the Independent Trustees. The Independent Trustees met separately in executive session to discuss and review the information that had been presented for their consideration prior to the Board’s vote to renew the agreement. The information, material facts and conclusions that formed the basis for their recommendation and the Board’s subsequent approval are described below.

1. Information received

Materials reviewed – During the course of each year, the Independent Trustees receive a wide variety of materials relating to the services provided by the Adviser, including reports on each Fund’s investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent and quality of services provided by the Adviser to the Funds. In addition, the Board reviewed supplementary information that included extensive materials regarding each Fund’s investment results, independently prepared advisory fee and expense comparisons to other mutual funds, advisory fee comparisons to advisory fees charged by the Adviser to its institutional clients, financial and profitability information regarding the Adviser, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to the Fund.

Review process – The Independent Trustees reviewed advice regarding legal and industry standards provided by legal counsel to the Trust, which is not independent legal counsel. The Independent Trustees discussed the renewal of the Agreement with the Adviser’s representatives and in a private session at which no representatives of the Adviser were present. In deciding to recommend the renewal of the Agreement with respect to each Fund, the

Approval of Renewal of Investment Management Agreement (continued)

Independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board. The Board was cognizant of, and considered, factors required for its consideration under applicable rules issued by the U.S. Securities and Exchange Commission.

2. Nature, extent and quality of services

The Board considered the depth and quality of the Adviser’s investment management process, including its research and intellectual capabilities; the experience, capability and integrity of its senior management and other personnel; the relatively low turnover rates of its key personnel; the overall resources of its organization; and the ability of its organizational structure to address the growth in assets and products under its management. The Board also considered that the Adviser made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, results and portfolio accounting. They considered the Adviser’s commitment to investing in information technology supporting investment management and compliance. They further noted the high level of communication between the Adviser and the Board. Among other favorable public press concerning the Adviser and the Funds, the Board recognized the Adviser’s selection by Morningstar, Inc. as fixed-income manager of the year for The Total Return Bond Fund for 2005. (Morningstar designates a “Fund Manager of the Year” in three categories each year based on its own research and an in-depth evaluation by its editorial staff. Morningstar analysts base this designation on a number of criteria, including calendar year returns, long-term results, durable strategies, and stewardship.)

The Board and the Independent Trustees concluded that the nature, extent and quality of the services provided by the Adviser are of a high quality and have benefited and will continue to benefit the Funds and their shareholders.

3. Investment results

The Board considered the investment results of each Fund in light of its investment objective. They compared each Fund’s total returns with the total returns of other mutual funds in peer group reports prepared by Lipper, an independent data provider, with respect to various periods. In reviewing each Fund’s relative performance, the Board took into account any unique characteristics and its asset size, diversification and range of investments.

The Board noted that each Fund’s performance was acceptable over the relevant periods, and in some cases very favorable, particularly from a longer-term perspective, which the Board believes is the most relevant. The Adviser explained that the performance comparison benchmark for the Strategic Income Fund does not exemplify the Fund’s investment style and, therefore, the Fund’s relative underperformance does not provide a useful comparison. The Adviser further explained that the Strategic Income Fund is somewhat unique and why it is difficult to find a fully adequate comparison group for it. (See further discussion in paragraph 4 below.) The Board ultimately concluded that the Adviser was implementing each Fund’s investment objective and the Adviser’s record in managing the Funds indicates that its continued management should benefit the Fund and its shareholders.

4. Advisory fees and total expenses

The Board compared the advisory fees and total expenses of each Fund (each as a percentage of average net assets) with the median fee and expense levels of all other mutual funds in the relevant Lipper peer groups. These comparisons assisted the Board by providing a reasonable statistical measure to assess each Fund’s fees relative to its relevant peers. The Board observed that each Fund’s advisory fee was below the median of the peer group funds on a current basis with the exception of the Strategic Income Fund. The Board discussed why the Lipper peer group was not a suitable comparison for that Fund because the Strategic Income Fund should instead be compared to private absolute value funds, which the Adviser views as that Fund’s closest relevant comparison and to which it compares very favorably. The Board further noted that the AlphaTrak 500 Fund and the Strategic Income Fund both employ a fulcrum fee that adjusts upward from a basic fee only if the Fund enjoys favorable performance against its specified benchmark (and adjusts downward in the case of unfavorable relative performance). The Board further noted the relevant contractual expense limitations that the Adviser has agreed to with respect to each Fund and that the Adviser historically has absorbed any expenses in excess of these limits. The Board concluded that the relatively low level of the fees charged by the Adviser will benefit each Fund and its shareholders.

The Board also reviewed information regarding the advisory fees paid by institutional clients of the Adviser with similar investment mandates. They concluded that, although the fees paid by those clients generally were lower

Approval of Renewal of Investment Management Agreement (continued)

than those paid by the Funds, the differences appropriately reflected the Adviser’s significantly greater responsibilities and expenses with respect to the Funds, including the costs of complying with the more comprehensive regulatory regime applicable to mutual funds.

5. The Adviser’s costs, level of profits and economies of scale

The Independent Trustees reviewed information regarding the Adviser’s costs of providing services to the Funds, as well as the resulting level of profits to the Adviser. They reviewed the Adviser’s stated assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser’s largest operating cost. They accepted the Adviser’s assertion that its profit margins have declined over time with respect to the Funds as a result of increased regulatory and other costs involved with the mutual fund business. The Independent Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits for the services it provides to each Fund. Based on their review, the Independent Trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each Fund was not unreasonable or excessive.

The Independent Trustees considered the extent to which economies of scale would be realized as the Funds grow and whether the advisory fees reflect those economies of scale. They realized that the advisory fees for the Funds do not have breakpoints, which would result in lower advisory fee rates as the Fund grow larger. And, they accepted the Adviser’s assertion that the advisory fees compare favorably to peer group fees and expenses. The Board also recognized the benefits to the Funds of the Adviser’s past investment in the Funds’ operations (through some past subsidies of the Funds’ operating expenses when they were newer and smaller), and its commitment to maintain reasonable overall operating expenses for each Fund. The Board also recognized that the Funds benefit from receiving investment advice from an organization with other types of advisory clients rather than strictly mutual funds.

6. Ancillary benefits

The Board considered other actual and potential financial benefits to the Adviser in concluding that the contractual advisory fees are reasonable for the Funds. In particular, they noted that the Adviser does not have any affiliates that directly benefit from the Adviser’s relationship to the Funds.

7. Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Trustees concluded that the Agreement is fair and reasonable to each Fund and its shareholders, that the Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Adviser by each Fund, and that the renewal of the agreement was in the best interests of each Fund and its shareholders.

Metropolitan West Funds

Tax Information Notice

(Unaudited)

For shareholders that do not have an March 31, 2007 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2007, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended March 31, 2007, each portfolio is designating the following items with regard to distributions paid during the year.

	Ultra Short Bond Fund	Low Duration Bond Fund	Intermediate Bond Fund	Total Return Bond Fund	High Yield Bond Fund	Strategic Income Fund	AlphaTrak 500 Fund
Net Investment Income Distributions	99.96%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Short Term Capital Gain Distributions	0.03%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Long Term Capital Gain Distributions	0.01%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Return of Capital	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Tax-Exempt Interest	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total Distributions	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Qualifying For Corporate Dividends Rec. Deduction (1)	0.00%	0.32%	0.00%	0.00%	0.00%	0.01%	0.40%
Qualifying Dividend Income (2)	0.00%	0.00%	0.00%	0.00%	0.00%	0.02%	0.32%
U.S. Government Interest (3)	0.04%	0.13%	0.54%	23.06%	0.00%	0.11%	0.08%
Foreign Tax Credit (4)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualified Interest Income (5)	100.00%	100.00%	100.00%	99.76%	100.00%	100.00%	67.66%
Qualified Short Term Capital Gain (6)	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).
(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.
(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income for this fund.
(4)	Foreign Tax Credit represent dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short term capital gain and net investment income).
(5)	The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).
(6)	The percentage in this column represents the amount of “Qualifying Short Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

Metropolitan West Funds

Privacy Notice

The Fund collects nonpublic information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you may give us orally;

•	Information about your transactions with us or others;

•	Information you submit to us in correspondence, including emails; and

•	Information about any bank account you use for transfers between your bank account and any custodial account, including information provided when effecting wire transfers.

We do not disclose any nonpublic personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquires from governmental authorities. We shall limit access to your personal account information to those agents of the Fund who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain safeguards to guard your nonpublic personal information.

If, at any time in the future, it is necessary to disclose any of your personal information in a way that is inconsistent with this policy, we will give you advance notice of the proposed change so that you will have the opportunity to opt out of such disclosure.

MANAGEMENT INFORMATION

TRUSTEES AND OFFICERS (Unaudited)

The business and affairs of the Trust and each Fund is under the direction of the Board of Trustees. Information pertaining to the Trustees and officers of the Trust is provided in the table below. The term officer means president, vice president, secretary, treasurer, controller, or any other officer who performs policy making functions. You can find more information about the Trustees in the Statement of Additional Information (SAI) which is available without charge by calling (800) 241-4671.

Name and Year of Birth***	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Trustee
Independent Trustees of the Trust*

Ronald J. Consiglio (1943)	Trustee	Indefinite term served since 2003	Mr. Consiglio has served as the Managing Partner of Synergy Trading, a securities trading partnership, since June 2001. From February 1998 to 2001, Mr. Consiglio was Executive Vice President and Chief Financial Officer of Trading Edge, Inc., a national automated bond-trading firm.	7	Mannkind Corp. (Pharmaceutical Preparations).

David H. Edington (1957)	Trustee	Indefinite term served since 2001	Mr. Edington is the founder and Managing Director of Rimrock Capital Management (previously known as Rimrock Enterprises, Inc.), an investment advisory firm which acts as investment adviser to Rimrock High Income Plus Fund, formerly known as Rimrock Trading, L.P.	7	None

Martin Luther King III (1957)	Trustee	Indefinite term since 1997	Since 1998, Mr. King has served as the President and Chief Executive Officer of The King Center. Since 2006, he has served as Chief Executive Officer of Realizing the Dream. He has been engaged as an independent motivational lecturer since 1980.	7	None

Name and Year of Birth***	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Trustee
Andrew W. Tarica (1959)	Trustee	Indefinite term since 2002	Mr. Tarica has served as the Chief Executive Officer of Meadowbrook Capital Management, a fixed-income asset management company that also manages a fixed income hedge fund, since February of 2001. Since 2005, Mr Tarica also has served as an employee of Sanders Morris Harris, a Houston-based broker-dealer, for purposes of managing a fixed-income portfolio. From 1993 to 1999, Mr. Tarica served as Managing Director of the High Grade Corporate Bond Department at DLJ.	7	None

Daniel D. Villanueva (1937)	Trustee	Indefinite term since 1997	As of January 2006, Mr. Villanueva has been a partner of RC Fontis Partners (a private equity fund). Prior to this, he served as the Chairman and Managing Director of Bastion Capital Corporation (investments) from 1990 to 2005. He has served as the Chairman of Integrated Water Resources since 1999.	7	Citibank- Banamex (USA); Fleetwood Enterprises, Inc. (Recreational Vehicles); Integrated Water Resources; and Juanitas Foods Corporation.

Scott Sale, MD (1950)	Trustee	Indefinite term since 2004	Dr. Sale has had his own private medical practice as a physician since April 2004, and before then as a Locum Tenens physician from May 2002 to February 2003, the Cancer Detection Center from March 2001 to December 2002, and the Los Angeles Free Clinic from November 1999 to March 2002.	7	None

Interested Trustees**

Scott B. Dubchansky (1960)	Chairman of the Board of Trustees, President and Chief Executive Officer	Indefinite term served since 1997	Mr. Dubchansky has served as the Chief Executive Officer (CEO) of the Adviser since August 1996. Since June 2004, he has been the CEO and Chief Compliance Officer of West Gate Advisors, LLC, an investment adviser affiliate of the Adviser. Mr. Dubchansky began serving as CEO of MWAM Distributors, LLC, a limited broker dealer affiliate of the Adviser, in June 2004.	7	West Gate Strategic Income Fund I Master Fund, Ltd. West Gate Multi- Strategy Fund, Ltd. West Gate Leveraged Loan Master Fund, LP. West Gate Advisors, LLC.

Name and Year of Birth***	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Trustee
Keith T. Holmes, JD (1952)	Trustee	Indefinite term served since 1997	Mr. Holmes has been a partner of the law firm King, Holmes, Paterno & Berliner since 1992. Mr. Holmes practices corporate finance and real estate law. Mr. Holmes’ firm has performed legal services for the Adviser and its affiliates.	7	None

Officers of the Trust who are not Trustees

Joseph D. Hattesohl (1963)	Treasurer since 2000 and Chief Financial Officer since 2003	Indefinite term served since 2000 and 2003, respectively	Mr. Hattesohl has served as the Chief Financial Officer (CFO) of the Adviser since November 2000. Since June 2004, he also serves as CFO of West Gate Advisors, LLC, an investment adviser affiliate of the Adviser, and President of MWAM Distributors, LLC, a limited broker dealer affiliate of the Adviser.	N/A	N/A

Keith T. Kirk (1963)	Secretary since 2006 and Chief Compliance Officer since 2004	Indefinite Term served since 2006 and 2004, respectively	Presently, Mr. Kirk is the Chief Compliance Officer for the Adviser and MWAM Distributors, LLC, a limited broker dealer affiliate of the Adviser. He has worked for the Adviser since 2003. From 1998 through 2002, Mr. Kirk served as Vice President of Compliance for Montgomery Asset Management, LLC. As a Naval Reservist, Mr. Kirk was recalled to active duty in 2002 and 2003.	N/A	N/A

Erik L. Cuellar (1971)	Principal Accounting Officer and Assistant Treasurer since 2006	Indefinite Term served since 2006	Presently, Mr. Cuellar is the Assistant Vice President of Fund Operations for the Adviser. He has worked for the Adviser since June 2006. From 1998 through 2006, Mr. Cuellar served as Supervisor of Alternative Investments at Western Asset Management Company.	N/A	N/A

*	Denotes a Trustee who is not an “interested” person of the Fund as defined in the 1940 Act.
**	Denotes a Trustee who is an “interested” person of the Trust as defined in the 1940 Act, due to the relationship indicated with the Adviser.
***	For purposes of trust business, the address for all Trustees and officers is c/o Metropolitan West Asset Management, LLC, 11766 Wilshire Boulevard, Suite 1580, Los Angeles, CA 90025.

Metropolitan West Funds

Meeting of Shareholders—Voting Results

(Unaudited)

On January 17, 2007, the Trust held a Special Meeting of Shareholders to (1) consider a new investment management agreement with the Adviser (2) approve a fundamental investment policy allowing securities lending and (3) elect Dr. Scott R. Sale to serve as a Trustee of the Trust. Shareholders of record on November 30, 2006 were entitled to vote on the proposals. The Special Meeting was adjourned until January 31, 2007 at which time proposals 1, 2 and 3 were approved by shareholders of the Metropolitan Ultra Short Bond Fund, Metropolitan West Total Return Bond Fund, Metropolitan West High Yield Bond Fund, Metropolitan West Strategic Income Fund, and Metropolitan West AlphaTrak 500 Fund. The meeting was further adjourned until February 7, 2007, for the Metropolitan West Low Duration Bond Fund and the Metropolitan West Intermediate Bond Fund at which time proposals 1, 2 and 3 were approved by the shareholders of the Metropolitan West Intermediate Bond Fund. Proposals 1 and 3 were approved by the shareholders of the Metropolitan West Low Duration Bond Fund but proposal 2 was not approved by the shareholders. The following votes were recorded during the respective meetings:

PROPOSAL 1: Approval of a new Investment Management Agreement with the Adviser.

Funds		No. of Shares	% of Outstanding Shares	% of Shares Present
Ultra Short Bond Fund
	Affirmative	27,715,026.364	65.068%	85.757%
	Against	368,572.717	0.865%	1.140%
	Abstain	198,980.000	0.467%	0.616%
	Broker Non-votes	4,035,679.000	9.475%	12.487%

	Total	32,318,258.081	75.875%	100.000%

Low Duration Bond Fund
	Affirmative	74,420,191.583	50.684%	67.810%
	Against	1,047,124.935	0.713%	0.954%
	Abstain	1,685,717.789	1.148%	1.536%
	Broker Non-votes	32,595,136.000	22.199%	29.700%

	Total	109,748,170.307	74.744%	100.000%

Intermediate Bond Fund
	Affirmative	9,123,521.295	90.769%	99.638%
	Against	—	0.000%	0.000%
	Abstain	—	0.000%	0.000%
	Broker Non-votes	33,107.000	0.329%	0.362%

	Total	9,156,628.295	91.098%	100.000%

Total Return Bond Fund
	Affirmative	80,188,565.967	37.691%	71.409%
	Against	450,304.434	0.212%	0.401%
	Abstain	875,529.228	0.411%	0.780%
	Broker Non-votes	30,780,163.000	14.468%	27.410%

	Total	112,294,562.629	52.782%	100.000%

Funds		No. of Shares	% of Outstanding Shares	% of Shares Present
High Yield Bond Fund
	Affirmative	3,686,934.071	50.911%	88.692%
	Against	48,194.000	0.666%	1.160%
	Abstain	9,145.000	0.126%	0.219%
	Broker Non-votes	412,769.000	5.70%	9.929%

	Total	4,157,042.071	57.403%	100.000%

Strategic Income Fund
	Affirmative	8,774,361.058	44.072%	72.391%
	Against	37,761.000	0.190%	0.311%
	Abstain	137,393.395	0.690%	1.134%
	Broker Non-votes	3,171,311.000	15.929%	26.164%

	Total	12,120,826.453	60.881%	100.000%

AlphaTrak 500 Fund
	Affirmative	11,251,112.019	55.757%	77.427%
	Against	1,877.354	0.009%	0.013%
	Abstain	3,230,207.054	16.008%	22.230%
	Broker Non-votes	47,914.000	0.237%	0.33%

	Total	14,531,110.427	72.011%	100.000%

PROPOSAL 2: Approval of a Fundamental Investment Policy allowing securities lending.

Funds		No. of Shares	% of Outstanding Shares	% of Shares Present
Ultra Short Bond Fund
	Affirmative	27,473,215.364	64.500%	85.009%
	Against	625,155.717	1.468%	1.935%
	Abstain	184,208.000	0.432%	0.569%
	Broker Non-votes	4,035,679.000	9.475%	12.487%

	Total	32,318,258.081	75.875%	100.000%

Low Duration Bond Fund
	Affirmative	72,882,322.025	49.636%	66.409%
	Against	2,394,788.493	1.631%	2.182%
	Abstain	1,875,923.789	1.278%	1.709%
	Broker Non-votes	32,595,136.000	22.199%	29.700%

	Total	109,748,170.307	74.744%	100.000%

Intermediate Bond Fund
	Affirmative	7,132,593.876	70.961%	77.895%
	Against	1,990,927.419	19.808%	21.743%
	Abstain	—	—	—
	Broker Non-votes	33,107.000	0.329%	0.362%

	Total	9,156,628.295	91.098%	100.000%

Total Return Bond Fund
	Affirmative	76,937,332.350	36.163%	68.514%
	Against	3,665,304.820	1.723%	3.264%
	Abstain	911,762.459	0.428%	0.812%
	Broker Non-votes	30,780,163.000	14.468%	27.410%

	Total	112,294,562.629	52.782%	100.000%

High Yield Bond Fund
	Affirmative	3,661,807.071	50.564%	88.087%
	Against	70,841.000	0.979%	1.704%
	Abstain	11,625.000	0.160%	0.280%
	Broker Non-votes	412,769.000	5.700%	9.929%

	Total	4,157,042.071	57.403%	100.000%

Strategic Income Fund
	Affirmative	8,694,087.453	43.669%	71.729%
	Against	101,991.000	0.513%	0.841%
	Abstain	153,437.000	0.770%	1.266%
	Broker Non-votes	3,171,311.000	15.929%	26.164%

	Total	12,120,826.453	60.881%	100.000%

AlphaTrak 500 Fund
	Affirmative	11,249,908.019	55.751%	77.419%
	Against	5,070.354	0.025%	0.035%
	Abstain	3,228,218.054	15.998%	22.216%
	Broker Non-votes	47,914.000	0.237%	0.330%

	Total	14,531,110.427	72.011%	100.000%

PROPOSAL 3: To elect Dr. Scott R. Sale to serve as a Trustee of the Trust.

Funds		No. of Shares	% of Outstanding Shares	% of Shares Present
Ultra Short Bond Fund
	Affirmative	31,278,004.364	73.432%	96.781%
	Withhold	1,040,253.717	2.443%	3.219%

	Total	32,318,258.081	75.875%	100.000%

Low Duration Bond Fund
	Affirmative	104,685,002.372	71.296%	95.387%
	Abstain	5,063,167.935	3.448%	4.613%

	Total	109,748,170.307	74.744%	100.000%

Intermediate Bond Fund
	Affirmative	7,276,126.295	72.389%	79.463%
	Withhold	1,880,502.000	18.709%	20.537%

	Total	9,156,628.295	91.098%	100.000%

Total Return Bond Fund
	Affirmative	102,111,713.370	47.996%	90.932%
	Withhold	10,182,849.259	4.786%	9.068%

	Total	112,294,562.629	52.782%	100.000%

High Yield Bond Fund
	Affirmative	4,079,563.071	56.333%	98.136%
	Withhold	77,479.000	1.070%	1.864%

	Total	4,157,042.071	57.403%	100.000%

Strategic Income Fund
	Affirmative	11,913,954.453	59.842%	98.293%
	Withhold	206,872.000	1.039%	1.707%

	Total	12,120,826.453	60.881%	100.000%

AlphaTrak 500 Fund
	Affirmative	11,094,363.019	54.980%	76.349%
	Broker Non-votes	3,436,747.408	17.031%	23.651%

	Total	14,531,110.427	72.011%	100.000%

[THIS PAGE INTENTIONALLY LEFT BLANK.]

Board of Trustees

Scott B. Dubchansky

David H. Edington

Keith T. Holmes

Martin Luther King III

Daniel D. Villanueva

Andrew Tarica

Ronald J. Consiglio

Scott Sale

Officers

Scott B. Dubchansky

Chairman of the Board, President, and

Chief Executive Officer

Joseph D. Hattesohl

Treasurer and Chief Financial Officer

Keith T. Kirk

Chief Compliance Officer and Secretary

Erik L. Cuellar

Assistant Treasurer and Principal Accounting Officer

Shang Ni

Assistant Treasurer

Adviser:	Independent Registered Public Accounting Firm:
Metropolitan West Asset Management, LLC	Deloitte & Touche LLP
11766 Wilshire Boulevard, Suite 1580	1700 Market Street
Los Angeles, CA 90025	Philadelphia, PA 19103

Custodian:	Distributor:
The Bank of New York	PFPC Distributors, Inc.
One Wall Street New York, NY 10286	760 Moore Road King of Prussia, PA 19406

Transfer Agent:	Legal Counsel:
PFPC Inc.	Paul, Hastings, Janofsky & Walker LLP
760 Moore Road King of Prussia, PA 19406	55 Second Street, 24th Floor San Francisco, CA 94105-3441

For Additional Information about the

Metropolitan West Funds call:

(310) 966-8900 or

(800) 241-4671 (toll-free)

A description of the Funds’ proxy voting policies, procedures, and how the Funds’ voted proxies relating to portfolio’s securities during the most recent 12 month period ending June 30 are available (i) without charge, upon request, by calling (800) 241-4671; (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

This report is submitted for general information to the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus, which includes details regarding the Funds’ objectives, policies, expenses and other information.

METAR2007

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	N/A

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Ronald Consiglio is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $192,500 in 2007 and $141,000 in 2006.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2007 and $0 in 2006.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $25,375 in 2007 and $22,225 in 2006.

Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns (Form 1120-RIC and Form 100 CA) and year end Excise Tax review.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2007 and $0 in 2006.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to Metropolitan West Funds and any affiliate of Metropolitan West Funds that provides services to the registrant (a “Covered Services Provider”) if the independent auditors’ engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Metropolitan West Funds or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Metropolitan West Funds and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or the Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was none in 2007 and none in 2006.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $468,975 in 2007 and $538,250 in 2006.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                                          Metropolitan West Funds

By (Signature and Title)*	/s/ Scott B. Dubchansky
Scott B. Dubchansky, Chairman and President
(principal executive officer)

Date 6/8/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Scott B. Dubchansky
Scott B. Dubchansky, Chairman and President
(principal executive officer)

Date 6/8/07

By (Signature and Title)*	/s/ Joseph D. Hattesohl
Joseph D. Hattesohl, Treasurer
(principal financial officer)

Date 6/7/07

*	Print the name and title of each signing officer under his or her signature.